                                                                EXHIBIT 10.19



                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                         dated as of November 19, 1997

                                     among

                                KITTY HAWK, INC.
                                  as Borrower

                                      and

                           KITTY HAWK AIRCARGO, INC.
                             AIRCRAFT LEASING, INC.
                           KITTY HAWK CHARTERS, INC.
                           SKYFREIGHTERS CORPORATION
                      AMERICAN INTERNATIONAL AIRWAYS, INC.
                      AMERICAN INTERNATIONAL TRAVEL, INC.
                           FLIGHT ONE LOGISTICS, INC.
                          KALITTA FLYING SERVICE, INC.
                                      and
                              O. K. TURBINES, INC.
                                 as Guarantors

                                      and

                 WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
                                    as Agent

                                      and

                            THE LENDERS NAMED HEREIN



                  $100,000,000 REVOLVING CREDIT LOANS FACILITY
                                      and
                        $45,900,000 TERM LOANS FACILITY
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                               TABLE OF CONTENTS

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
ARTICLE 1 - Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.1        Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.2        Other Definitional Provisions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 1.3        Accounting Terms and Determinations.  . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 1.4        Financial Covenants and Reporting.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

ARTICLE 2 - Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 2.1        Commitments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 2.2        The Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 2.3        Repayment of Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 2.4        Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 2.5        Borrowing Procedure.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 2.6        Optional Prepayments, Conversions and Continuations of Loans  . . . . . . . . . . . . . .  38
         Section 2.7        Mandatory Prepayments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 2.8        Minimum Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 2.9        Certain Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 2.10       Use of Proceeds.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 2.11       Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 2.12       Computations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 2.13       Termination or Reduction of Commitments.    . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 2.14       Letters of Credit.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

ARTICLE 3 - Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 3.1        Method of Payment.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 3.2        Pro Rata Treatment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 3.3        Sharing of Payments, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 3.4        Non-Receipt of Funds by Agent.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 3.5        Withholding Taxes.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 3.6        Withholding Tax Exemption.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 3.7        Reinstatement of Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

ARTICLE 4 - Yield Protection and Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 4.1        Additional Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 4.2        Limitation on Types of Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 4.3        Illegality. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 4.4        Treatment of Affected Loans.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 4.5        Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 4.6        Capital Adequacy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 4.7        Additional Interest on Eurodollar Loans.    . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 4.8        Mitigation of Additional Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
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SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page i
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
ARTICLE 5 - Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 5.1        Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 5.2        Guaranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 5.3        New AIA Aircraft Related Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 5.4        New Subsidiaries; New Issuances of Capital Stock. . . . . . . . . . . . . . . . . . . . .  54
         Section 5.5        Release of Certain Collateral.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 5.6        Setoff. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         Section 5.7        Title Insurance.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

ARTICLE 6 - Conditions Precedent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 6.1        Initial Extension of Credit.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 6.2        All Extensions of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 6.3        Closing Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

ARTICLE 7 - Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 7.1        Corporate Existence.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 7.2        Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 7.3        Corporate Action; No Breach.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.4        Operation of Business.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.5        Litigation and Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.6        Rights in Properties; Liens.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.7        Enforceability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.8        Approvals.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 7.9        Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 7.10       Taxes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 7.11       Margin Securities.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 7.12       ERISA.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 7.13       Disclosure.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.14       Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.15       Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.16       Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 7.17       Investment Company Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 7.18       Public Utility Holding Company Act. . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 7.19       Environmental Matters.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 7.20       Labor Disputes and Acts of God. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 7.21       Material Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 7.22       Outstanding Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 7.23       Solvency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 7.24       Employee Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 7.25       Insurance.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 7.26       Common Enterprise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 7.27       Related Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 7.28       Purchase Money Security Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
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SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page ii
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
ARTICLE 8 - Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 8.1        Reporting Requirements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 8.2        Maintenance of Existence; Conduct of Business.  . . . . . . . . . . . . . . . . . . . . .  74
         Section 8.3        Maintenance of Properties; Hush Kits. . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 8.4        Taxes and Claims. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 8.5        Insurance.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 8.6        Inspection Rights.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.7        Keeping Books and Records.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.8        Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.9        Compliance with Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.10       Further Assurances.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.11       ERISA.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 8.12       Aircraft Registration, Maintenance, Operation, Insignia.    . . . . . . . . . . . . . . .  79
         Section 8.13       Replacement of Parts; Alterations, Modifications and Additions  . . . . . . . . . . . . .  80
         Section 8.14       Ownership of Subsidiaries.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 8.15       Collateral Audit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

ARTICLE 9 - Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 9.1        Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 9.2        Limitation on Liens.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 9.3        Mergers, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 9.4        Restricted Payments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 9.5        Investments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 9.6        Limitation on Issuance of Capital Stock.    . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 9.7        Transactions with Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 9.8        Disposition of Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 9.9        Lines of Business.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 9.10       Environmental Protection. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 9.11       Certain Encumbrances or Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 9.12       Management Fees.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 9.13       Modification of Other Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 9.14       ERISA.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 9.15       Territorial Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 9.16       Sale and Leaseback. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87

ARTICLE 10 - Financial Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         Section 10.1       Maximum Funded Debt to Adjusted EBITDA Ratio. . . . . . . . . . . . . . . . . . . . . . .  88
         Section 10.2       Minimum Net Worth.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         Section 10.3       Minimum Cash Flow Coverage Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         Section 10.4       Capital Expenditures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89

ARTICLE 11 - Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 11.1       Events of Default.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 11.2       Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 11.3       Performance by Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
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
         Section 11.4       Cash Collateral.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92

ARTICLE 12 - Agency and Intercreditor Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         Section 12.1       Appointment, Powers and Immunities. . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         Section 12.2       Rights of Agent as a Lender.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         Section 12.3       Defaults. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         Section 12.4       INDEMNIFICATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         Section 12.5       Independent Credit Decisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         Section 12.6       Several Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         Section 12.7       Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         Section 12.8       Beneficiaries of Article 12.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96

ARTICLE 13 - Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 13.1       Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 13.2       INDEMNIFICATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 13.3       Limitation of Liability.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         Section 13.4       No Duty.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         Section 13.5       No Fiduciary Relationship.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         Section 13.6       Equitable Relief. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         Section 13.7       No Waiver; Cumulative Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         Section 13.8       Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         Section 13.9       Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         Section 13.10      ENTIRE AGREEMENT; AMENDMENT AND RESTATEMENT;
                            WAIVER OF CLAIMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         Section 13.11      Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         Section 13.12      Maximum Interest Rate.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         Section 13.13      Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         Section 13.14      GOVERNING LAW; SUBMISSION TO JURISDICTION;
                            SERVICE OF PROCESS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         Section 13.15      Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         Section 13.16      Severability.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         Section 13.17      Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         Section 13.18      Construction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         Section 13.19      Independence of Covenants.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 13.20      Confidentiality.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 13.21      Approvals and Consent.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 13.22      Joint and Several Obligations.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 13.23      AGREEMENT FOR BINDING ARBITRATION.    . . . . . . . . . . . . . . . . . . . . . . . . . . 105





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page iv

                               INDEX TO EXHIBITS

          Exhibit                           Description of Exhibit
          -------                           ----------------------
             A                              Assignment and Acceptance
             B                              Borrowing Base Report
             C                              Revolving Credit Loans Note
             D                              Term Loans Note
             E                              Notice of Borrowing, Conversion,
                                               Continuation or Prepayment
             F                              Arbitration Program




                               INDEX TO SCHEDULES

           Schedule                          Description of Schedule
           --------                          -----------------------
            1.1(a)                           AIA Aircraft Release Amounts
            1.1(b)                           Approved Foreign Account Debtors
            1.1(c)                           Existing Liens and Existing Debt
            2.14                             Existing Letters of Credit
            6.1                              Debt to be Paid at Closing
            7.5                              Litigation
            7.9                              Debt
            7.10                             Taxes
            7.12                             ERISA Matters
            7.14                             Capitalization
            7.21                             Material Contracts
            7.24                             Employee Matters
            7.25                             Insurance
            9.5                              Investments
            9.12                             Consulting Fees





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page v

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement"), dated as of November 19, 1997, is among KITTY HAWK, INC., a Delaware corporation ("Kitty Hawk"), KITTY HAWK AIRCARGO, INC., a Texas corporation ("Aircargo"), AIRCRAFT LEASING, INC., a Texas corporation ("Leasing"), KITTY HAWK CHARTERS, INC., a Texas corporation ("Charters"), SKYFREIGHTERS CORPORATION, a Texas corporation ("Skyfreighters"), AMERICAN INTERNATIONAL AIRWAYS, INC., a Michigan corporation ("AIA"), AMERICAN INTERNATIONAL TRAVEL, INC., a Michigan corporation ("AIT"), FLIGHT ONE LOGISTICS, INC., a Michigan corporation ("FOL"), KALITTA FLYING SERVICE, INC. , a Michigan corporation ("KFS"), O.K. TURBINES, INC., a Michigan corporation ("OK"), WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), and each of the lending institutions which may from time to time become a party hereto and any successor or assignee thereof (individually, a "Lender" and, collectively, "Lenders"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                   RECITALS:

         A. Kitty Hawk, Aircargo, Leasing, Charters, Skyfreighters, Wells Fargo (individually and as agent) and Bank One are parties to that certain Amended and Restated Credit Agreement dated as of August 14, 1996, as amended by that certain (i) letter agreement dated as of August 14, 1996, (ii) letter agreement dated as of June 1, 1997, and (iii) First Amendment (as amended, the "Prior Credit Agreement"), which Prior Credit Agreement, among other things, provided for a $60,900,000 revolving credit loans facility, a $12,744,000.45 term loans A facility, a $11,225,000 term loans B facility, and a $10,000,000 term loans C facility. The First Amendment provided for, among other things, the AIA Fleet Advance (in the amount of $45,900,000) to Kitty Hawk under the revolving credit loans facility provided under the Prior Credit Agreement to finance Aircargo's purchase of 16 aircraft from AIA.

         B. The credit facilities provided under the Prior Credit Agreement are secured by Liens affecting various airframes and engines owned by Aircargo and Leasing and other personal property of Kitty Hawk, Aircargo, Leasing, Charters and Skyfreighters.

         C. Kitty Hawk is, concurrently herewith, acquiring all of the issued and outstanding Capital Stock of each of AIA, AIT, FOL, KFS and OK pursuant to that certain Agreement and Plan of Merger dated as of September 22, 1997, among Kitty Hawk, Kitty Hawk - AIA, Inc., Kitty Hawk - AIT, Inc., Kitty Hawk - FOL, Inc., Kitty Hawk - KFS, Inc., Kitty Hawk - OK, Inc., M. Tom Christopher, AIA, AIT, FOL, KFS, OK and Conrad Kalitta (as amended, the "Merger Agreement").

         D. Kitty Hawk is, concurrently herewith, issuing up to an additional 3,000,000 shares of its common stock pursuant to a registered public offering (the "Common Stock Offering").





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 1

         E. Kitty Hawk is, concurrently herewith, issuing up to $340,000,000 in principal amount of its 9.95% Senior Secured Notes Due 2004 (the "Senior Notes") pursuant to an offering that is not registered under the Securities Act of 1933, as amended (the "Note Offering").

         F. The Common Stock Offering and the Note Offering are conditioned on (i) the concurrent consummation of the Merger and (ii) the execution and delivery of this Agreement.

         G. A portion of the proceeds of the Common Stock Offering and the Note Offering are, concurrently herewith, being used (i) to pay the cash portion of the purchase price payable by Kitty Hawk pursuant to the Merger Agreement, (ii) to pay a portion of the indebtedness owed by Kitty Hawk, Leasing and/or other Kitty Hawk Companies under the Prior Credit Agreement, and
(iii) to pay a portion of the indebtedness owed by the Kalitta Companies under their outstanding credit facilities.

         H. Bank One is, substantially concurrently herewith but immediately prior hereto, assigning all of its interest in the outstanding loans (including the AIA Fleet Advance) under the Prior Credit Agreement to Wells Fargo.

         I. The parties hereto desire to amend and restate the Prior Credit Agreement, among other things, (i) to reflect the payment of certain indebtedness owed by Kitty Hawk, Leasing and/or other Kitty Hawk Companies under the Prior Credit Agreement, (ii) to refinance the AIA Fleet Advance with the Term Loans, and (iii) to provide for a $100,000,000 revolving credit facility to refinance and replace the revolving credit facility provided under the Prior Credit Agreement and to provide working capital for the Companies.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

         "ACMI Agreement" means a charter agreement pursuant to which Aircargo or any other Company supplies aircraft, crew, maintenance and insurance and as to which a Company (a) retains operational control of such aircraft and (b) maintains such aircraft on its operations specifications. An ACMI Agreement is not included within the term "lease" as such term is used in this Agreement.

         "Additional Costs" has the meaning specified in Section 4.1.

         "Adjusted EBITDA" means, for any period, without duplication, the sum of the following for Kitty Hawk and its Subsidiaries for such period, each determined on a consolidated basis in accordance with GAAP: (a) Net Income, plus (b) Interest Expense, plus (c) income and franchise





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 2 taxes to the extent deducted in determining Net Income, plus (d) depreciation and amortization, minus (e) extraordinary gains to the extent included in determining Net Income, plus (f) extraordinary losses to the extent deducted in determining Net Income (provided, however, that no more than $3,000,000 of integration costs or expenses directly attributable to the Merger during each of 1997 and 1998 shall be included for purposes of this clause (f)); provided, however, that, for purposes of determining Adjusted EBITDA of the Kalitta Companies prior to consummation of the Merger, such Adjusted EBITDA shall be restated utilizing the accounting principles used in the calculation of Adjusted EBITDA for Kitty Hawk and its Subsidiaries.

         "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent determined by Agent (which determination shall be conclusive in the absence of manifest error) to be equal to (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period divided by
(b) one minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

         "Advance Rate" means a specific percentage for each of Eligible Receivables and Eligible Parts, which percentage is to be determined by Agent in its sole discretion in connection with the determination of the initial Borrowing Base Report in accordance with Section 2.1(a), equal to (a) for Eligible Receivables, a minimum of 65% and a maximum of 80% and (b) for Eligible Parts, a minimum of 20% and a maximum of 40%. Once such specific percentage has been determined by Agent for each of Eligible Receivables and Eligible Parts, such percentage shall not thereafter be changed without the agreement of Borrower, Agent and Required Lenders.

         "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such first Person, (b) that directly or indirectly beneficially owns or holds five percent or more of any class of voting Capital Stock of such first Person, or (c) five percent or more of the voting Capital Stock of which is directly or indirectly beneficially owned or held by such first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall Agent or any Lender be deemed an Affiliate of Kitty Hawk or any its Subsidiaries.

         "Agent" has the meaning specified in the introductory paragraph of this Agreement.

         "Agent's Letter" means that certain letter agreement dated November 5, 1997 between Wells Fargo and Kitty Hawk, accepted and agreed to by Kitty Hawk as of November 6, 1997, relating to certain fees payable by Kitty Hawk in connection with this Agreement.

         "Aggregate Loan Percentage" means, as to any Lender, the percentage equivalent of a fraction, (a) the numerator of which is the sum of (i) the outstanding Revolving Credit Loans Commitment (or, if such Commitment has terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and Letter of Credit Liabilities) of such Lender, plus
(ii) the outstanding Term Loans of such Lender, and (b) the denominator of which is the sum of (i) the outstanding Revolving Credit Loans Commitments (or, if such Commitments have terminated or





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 3 expired, the aggregate outstanding principal amount of the Revolving Credit Loans and Letter of Credit Liabilities) of all Lenders, plus (ii) the outstanding Term Loans of all Lenders.

         "Agreement" means this Agreement and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements hereof.

         "AIA" means as specified in the introductory paragraph of this Agreement.

         "AIC" means American International Cargo, a Michigan copartnership.

         "AIA Acquisition Agreement" means that certain Agreement for Sale and Purchase of AIA 727 Fleet dated as of July 31, 1997, among AIA, KFS, Conrad Kalitta, Aircargo and Kitty Hawk.

         "AIA Aircraft" means Aircraft O, Aircraft P, Aircraft Q, Aircraft R, Aircraft S, Aircraft T, Aircraft U, Aircraft V, Aircraft W, Aircraft X, Aircraft Y, Aircraft Z, Aircraft AA, Aircraft AB, Aircraft AC and Aircraft AD. The term "AIA Aircraft" shall also mean and refer to any replacement aircraft which is required or permitted, under this Agreement or an Aircraft Mortgage, to replace an AIA Aircraft as Collateral and with respect to which the Companies comply with each of the applicable requirements contained in this Agreement and the applicable Aircraft Mortgage.

         "AIA Aircraft Release Amount" means, with respect to each particular AIA Aircraft as of the date of determination, an amount determined by Agent in good faith equal to (a) the amount for such AIA Aircraft set forth under the heading "Initial AIA Aircraft Release Amount" on Schedule 1.1 hereto, minus (b) the product of (i) the aggregate amount of principal of the Term Loans repaid subsequent to the Closing Date multiplied by (ii) the percentage for such AIA Aircraft set forth under the heading "Percentage Allocation" on Schedule 1.1.

         "AIA Fleet Advance" means the loans in the aggregate amount of $45,900,000 made, on or about September 17, 1997, by the Prior Lenders to Kitty Hawk under the Prior Credit Agreement to finance the purchase by Aircargo of the AIA Aircraft pursuant to the AIA Acquisition Agreement.

         "Aircargo" means as specified in the introductory paragraph of this Agreement.

         "Aircraft O" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N719CK (formerly N6806), Manufacturer's Serial No. 19481, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 649038, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654584, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665195.

         "Aircraft P means, collectively, (i) one Boeing 727-251 airframe, United States Aircraft Registration Number N255US, Manufacturer's Serial No. 19974, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

No. 665401, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 649240, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665357.

         "Aircraft Q" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N856AA, Manufacturer's Serial No. 20997, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 653766, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665228, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666119.

         "Aircraft R" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N858AA, Manufacturer's Serial No. 21085, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666095, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666098, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666059.

         "Aircraft S" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6831, Manufacturer's Serial No. 20184, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666253, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665419, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654979.

         "Aircraft T" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6834, Manufacturer's Serial No. 20187, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666123, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666354, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654076.

         "Aircraft U" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6808, Manufacturer's Serial No. 19483, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666034, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665214, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665280.

         "Aircraft V" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6811, Manufacturer's Serial No. 19486, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666031, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666125, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654009.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 5

         "Aircraft W" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6816, Manufacturer's Serial No. 19491, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665188, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665232, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665190.

         "Aircraft X" means, collectively, (i) one Boeing 727-23 airframe, United States Aircraft Registration Number N1908, Manufacturer's Serial No. 19183, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-7B Engine, Manufacturer's Serial No. 654427, (iii) one Pratt & Whitney JT8D-7B Engine, Manufacturer's Serial No. 654417, and (iv) one Pratt & Whitney JT8D-7B Engine, Manufacturer's Serial No. 654365.

         "Aircraft Y" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N729CK (formerly N6807), Manufacturer's Serial No. 19482, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 649269, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665955, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665452.

         "Aircraft Z" means, collectively, (i) one Boeing 727-22C airframe, United States Aircraft Registration Number N727CK, Manufacturer's Serial No. 19195, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666035, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666109, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654884.

         "Aircraft AA" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N720CK (formerly N6812), Manufacturer's Serial No. 19487, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665365, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665248, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666137.

         "Aircraft AB" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N722CK (formerly N6810), Manufacturer's Serial No. 19485, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665466, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 649124, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665160.

         "Aircraft AC" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N723CK (formerly N6838), Manufacturer's Serial No. 20191, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 6 avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665348, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665395, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665464.

         "Aircraft AD" means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N706CA (formerly N6821), Manufacturer's Serial No. 19496, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666153, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666346, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666196.

         "Aircraft Mortgages" means (a) the Amended and Restated Aircraft Chattel Mortgage, Security Agreement and Assignment of Rents executed by Aircargo dated the Closing Date, (b) any Aircraft Chattel Mortgage, Security Agreement and Assignment of Rents at any time executed pursuant to Article 5 hereof, evidencing or creating a Lien as security for the Obligations in form and substance reasonably satisfactory to Agent, and (c) any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof.

         "Airframes" means those certain airframes identified in the definitions of Aircraft O, Aircraft P, Aircraft Q, Aircraft R, Aircraft S, Aircraft T, Aircraft U, Aircraft V, Aircraft W, Aircraft X, Aircraft Y, Aircraft Z, Aircraft AA, Aircraft AB, Aircraft AC and Aircraft AD, together with any and all parts, appliances, components, instruments, accessories, accessions, attachments, equipment or avionics (including, without limitation, communications, radar, navigation systems or other electronic equipment) installed in, appurtenant to or delivered with or in respect of such airframes. The term "Airframes" shall also mean and refer to any replacement airframe which is required or permitted, under this Agreement or an Aircraft Mortgage, to replace an Airframe as Collateral and with respect to which the Companies comply with each of the applicable requirements contained in this Agreement and the applicable Aircraft Mortgage.

         "AIT" means as specified in the introductory paragraph of this Agreement.

         "Applicable Base Rate Margin" means, for the period commencing with the Closing Date and thereafter, the rate per annum set forth in the table below that corresponds to the ratio of Funded Debt to Adjusted EBITDA for the four fiscal quarters of Kitty Hawk and its Subsidiaries on a consolidated basis then most recently ended:





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 7

--------------------------------------------------------------------------------
                                                              Applicable
           Funded Debt to Adjusted EBITDA Ratio            Base Rate Margin
--------------------------------------------------------------------------------
     Greater than 4.25 to 1.00                                   1.25%
--------------------------------------------------------------------------------
     Greater than 4.00 to 1.00,
       but equal to or less than 4.25 to 1.00                    1.00%
--------------------------------------------------------------------------------
     Greater than 3.50 to 1.00,
       but equal to or less than 4.00 to 1.00                    0.75%
--------------------------------------------------------------------------------
     Greater than 3.00 to 1.00,
        but equal to or less than 3.50 to 1.00                   0.50%
--------------------------------------------------------------------------------
     Greater than 2.50 to 1.00,
        but equal to or less than 3.00 to 1.00                   0.25%
--------------------------------------------------------------------------------
     Greater than 2.00 to 1.00,
        but equal to or less than 2.50 to 1.00                   0.00%
--------------------------------------------------------------------------------
     Equal to or less than 2.00 to 1.00                          0.00%
--------------------------------------------------------------------------------


For purposes hereof and notwithstanding the preceding sentence, the Applicable Base Rate Margin for the period from the Closing Date to May 19, 1998 shall be deemed to be 1.25% for Revolving Credit Loans and 1.50% for Term Loans and shall thereafter be calculated on each Calculation Date based upon the preceding table and the financial statements delivered by Kitty Hawk pursuant to Section 8.1(b) and the certificate delivered by Kitty Hawk pursuant to
Section 8.1(c); provided, that if Kitty Hawk fails to deliver to Agent such financial statements or certificate at least five Business Days before the relevant Calculation Date, the Applicable Base Rate Margin shall be deemed to be 1.25% for Revolving Credit Loans and 1.50% for Term Loans until five Business Days after such statements and certificate are delivered by Kitty Hawk to Agent, after which the Applicable Base Rate Margin shall be determined as otherwise provided herein.

         "Applicable Commitment Fee Rate" means, for the period commencing with the Closing Date and thereafter, the rate per annum set forth in the table below that corresponds to the ratio of Funded Debt to Adjusted EBITDA for the four fiscal quarters of Kitty Hawk and its Subsidiaries on a consolidated basis then most recently ended:





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 8

--------------------------------------------------------------------------------
                                                               Applicable
            Funded Debt to Adjusted EBITDA Ratio               Commitment
                                                                Fee Rate
--------------------------------------------------------------------------------
      Greater than 4.25 to 1.00                                   0.50%
--------------------------------------------------------------------------------
      Greater than 4.00 to 1.00,
        but equal to or less than 4.25 to 1.00                    0.50%
--------------------------------------------------------------------------------
      Greater than 3.50 to 1.00,
        but equal to or less than 4.00 to 1.00                    0.50%
--------------------------------------------------------------------------------
      Greater than 3.00 to 1.00,
         but equal to or less than 3.50 to 1.00                  0.375%
--------------------------------------------------------------------------------
      Greater than 2.50 to 1.00,
         but equal to or less than 3.00 to 1.00                  0.375%
--------------------------------------------------------------------------------
      Greater than 2.00 to 1.00,
         but equal to or less than 2.50 to 1.00                  0.375%
--------------------------------------------------------------------------------
      Equal to or less than 2.00 to 1.00                         0.250%
--------------------------------------------------------------------------------

For purposes hereof and notwithstanding the preceding sentence, the Applicable Commitment Fee Rate for the period from the Closing Date to May 19, 1998 shall be deemed to be 0.50% and shall thereafter be calculated on each Calculation Date based upon the preceding table and the financial statements delivered by Kitty Hawk pursuant to Section 8.1(b) and the certificate delivered by Kitty Hawk pursuant to Section 8.1(c); provided, that if Kitty Hawk fails to deliver to Agent such financial statements or certificate at least five Business Days before the relevant Calculation Date, the Applicable Commitment Fee Rate shall be deemed to be 0.50% until five Business Days after such statements and certificate are delivered by Kitty Hawk to Agent, after which the Applicable Commitment Fee Rate shall be determined as otherwise provided herein.

         "Applicable Eurodollar Margin" means, for the period commencing with the Closing Date and thereafter, the rate per annum set forth in the table below that corresponds to the ratio of Funded Debt to Adjusted EBITDA for the four fiscal quarters of Kitty Hawk and its Subsidiaries on a consolidated basis then most recently ended:





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 9

--------------------------------------------------------------------------------
                                                              Applicable
           Funded Debt to Adjusted EBITDA Ratio            Eurodollar Margin
--------------------------------------------------------------------------------
     Greater than 4.25 to 1.00                                   2.75%
--------------------------------------------------------------------------------
     Greater than 4.00 to 1.00,
       but equal to or less than 4.25 to 1.00                    2.50%
--------------------------------------------------------------------------------
     Greater than 3.50 to 1.00,
       but equal to or less than 4.00 to 1.00                    2.25%
--------------------------------------------------------------------------------
     Greater than 3.00 to 1.00,
        but equal to or less than 3.50 to 1.00                   2.00%
--------------------------------------------------------------------------------
     Greater than 2.50 to 1.00,
        but equal to or less than 3.00 to 1.00                   1.75%
--------------------------------------------------------------------------------
     Greater than 2.00 to 1.00,
        but equal to or less than 2.50 to 1.00                   1.50%
--------------------------------------------------------------------------------
     Equal to or less than 2.00 to 1.00                          1.25%
--------------------------------------------------------------------------------


For purposes hereof and notwithstanding the preceding sentence, the Applicable Eurodollar Margin for the period from the Closing Date to May 19, 1998 shall be deemed to be 2.75% for Revolving Credit Loans and 3.00% for Term Loans and shall thereafter be calculated on each Calculation Date based upon the preceding table and the financial statements delivered by Kitty Hawk pursuant to Section 8.1(b) and the certificate delivered by Kitty Hawk pursuant to
Section 8.1(c); provided, that if Kitty Hawk fails to deliver to Agent such financial statements or certificate at least five Business Days before the relevant Calculation Date, the Applicable Eurodollar Margin shall be deemed to be 2.75% for Revolving Credit Loans and 3.00% for Term Loans until five Business Days after such statements and certificate are delivered by Kitty Hawk to Agent, after which the Applicable Eurodollar Margin shall be determined as otherwise provided herein.

         "Applicable Lending Office" means for each Lender and each Type of Loan, the lending office of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to Agent as the office by which its Loans of such Type are to be made and maintained.

         "Applicable Rate" means: (a) during the period that any Loan is a Base Rate Loan, the Base Rate plus the Applicable Base Rate Margin; and (b) during the period that any Loan is a Eurodollar Loan, the Eurodollar Rate plus the Applicable Eurodollar Margin.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 10

         "Asset Disposition" means the disposition of any or all of the Property (other than the grant of a Lien as security) of any Company, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding
(a) any involuntary disposition resulting from casualty damage to Property, (b) any disposition of Parts, any disposition of engines which do not constitute Collateral and any disposition of other equipment which does not constitute Collateral, in each case in the ordinary course of business, and (c) any disposition of Property which constitutes collateral securing, and permitted to secure in accordance with this Agreement, the Debt evidenced by the Senior Notes.

         "Assignee" has the meaning specified in Section 13.8(b).

         "Assigning Lender" has the meaning specified in Section 13.8(b).

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and its Assignee and accepted by Agent pursuant to Section 13.8(e), in substantially the form of Exhibit A hereto.

         "Bank One" means Bank One, Texas, N.A., a national banking association.

         "Bank One Interest Rate Protection Agreement" means that certain ISDA Master Agreement dated as of December 19, 1995, between Bank One and Leasing, as it may be amended, modified, supplemented or restated at any time and from time to time, and all Confirmations (as defined therein) issued pursuant thereto, including, without limitation, the two Confirmations dated December 18, 1995.

         "Bankruptcy Code" has the meaning specified in Section 11.1(e).

         "Base Rate" means, at any time, the higher of (a) the Prime Rate then in effect or (b) the sum of (i) the Federal Funds Rate then in effect plus (ii) one-half of one percent (0.50%).

         "Base Rate Loans" means any Loans that bear interest at rates based upon the Base Rate.

         "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

         "Borrowing Base" means, (a) prior to the earlier to occur of the date of delivery of the initial Borrowing Base Report in accordance with Section 2.1(a) or January 19, 1998, 65% of Eligible Receivables and (b) at any date of determination thereafter (commencing with the earlier to occur of the date of delivery of the initial Borrowing Base Report in accordance with Section 2.1(a) or January 19, 1998) an amount equal to the sum of (i) the Advance Rate of Eligible Receivables plus (ii) the lesser of the Advance Rate of Eligible Parts or $20,000,000.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 11

         "Borrowing Base Report" means a report in substantially the form of Exhibit B attached hereto and completed and certified by a Responsible Officer of Kitty Hawk certifying as to the Borrowing Base.

         "Business Day" means (a) any day on which commercial banks are not authorized or required to close in Dallas, Texas, or San Francisco, California, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Calculation Date" means the date occurring each quarter during the term of this Agreement which is 15 days after the date on which quarterly financial statements of Kitty Hawk and its Subsidiaries are required by Section 8.1(b) to be delivered to Agent.

         "Capital Expenditures" means, for any period, expenditures (including Capital Lease Obligations incurred) made by Kitty Hawk and its Subsidiaries to acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures.

         "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are required to be classified or accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Capital Stock" means corporate stock and any and all shares, partnership interests, limited partnership interests, limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership or another entity).

         "Change of Control" means any of the following events: (a) Kitty Hawk shall at any time fail to own, legally and beneficially, 100% of the outstanding Capital Stock of any of the Operating Subsidiaries other than AIC;
(b) M. Tom Christopher or a successor reasonably acceptable to Required Lenders shall at any time fail to own, legally and beneficially, at least ten percent (10%) of the outstanding voting Capital Stock of Kitty Hawk; (c) after the consummation of a Public Offering, any Person or two or more Persons (other than the Permitted Holders) acting as a group (as defined in Section 13d-3 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding shares of voting Capital Stock of Kitty Hawk; (d) individuals who, as of the Closing Date, constitute the Board of Directors of Kitty Hawk (the "Kitty Hawk Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Kitty Hawk, provided, however, that any individual becoming a director of Kitty Hawk subsequent to the Closing Date whose election or nomination for election by Kitty Hawk's shareholders was approved by a vote of at least a majority of the directors then comprising





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 12 the Kitty Hawk Incumbent Board shall be considered as though such individual were a member of the Kitty Hawk Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of Kitty Hawk; or
(e) M. Tom Christopher or a successor reasonably acceptable to Required Lenders shall at any time cease to be chief executive officer of Kitty Hawk.

         "Charters" means as specified in the introductory paragraph of this Agreement.

         "Closing Date" means November 19, 1997, the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "Collateral" means all Property of any nature whatsoever upon which a Lien is created or purported to be created as security for the Obligations or any portion thereof.

         "Commitment Percentage" means, as to any Lender and as to any of its Commitments (as may be applicable based upon the context in which such term is used), the percentage equivalent of a fraction, the numerator of which is the amount of the applicable outstanding Commitment of such Lender (or, if such Commitment has terminated or expired, the aggregate outstanding principal amount of the Loans and Letter of Credit Liabilities (with respect to the Revolving Credit Loans Commitment) of such Lender made or issued, respectively, pursuant to such Commitment) and the denominator of which is the aggregate amount of such applicable outstanding Commitments of all Lenders (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Loans and Letter of Credit Liabilities (with respect to the Revolving Credit Loans Commitments) of all Lenders made or issued, respectively, pursuant to such Commitments), as adjusted from time to time in accordance with Section 13.8.

         "Commitments" means the Revolving Credit Loans Commitments and the Term Loans Commitments.

         "Common Stock Offering" means as specified in Recital D.

         "Company" means any Kitty Hawk Company and any Kalitta Company, and "Companies" means any one or more of such Persons.

         "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.6 of any Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period.

         "Contract Rate" has the meaning specified in Section 13.12(a).





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 13

         "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.6 or Article 4 of one Type of Loan into another Type of Loan.

         "Current Date" means a date occurring no more than 30 days prior to the Closing Date or such earlier date which is reasonably acceptable to Agent.

         "Debt" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person evidenced by bonds, notes, debentures or other similar instruments; (c) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or performed services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days; (d) all Capital Lease Obligations of such Person; (e) all Debt of others Guaranteed by such Person; (f) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person (exclusive of operating leases as to which such Person is lessee); (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person; (i) all liabilities and obligations (exclusive of liabilities and obligations which are not yet due) of such Person in connection with any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies; and (j) all indebtedness, liabilities and obligations of such Person in respect of unfunded vested benefits under any Plan.

         "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "Default Rate" means, in respect of any principal of any Loan, any Reimbursement Obligation or any other amount payable by Kitty Hawk or any other Company under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of two percent plus the Applicable Rate as in effect from time to time.

         "Deposit Account" means a deposit account maintained by Kitty Hawk with a bank selected by Kitty Hawk and reasonably acceptable to Agent.

         "Dollars" and "$" mean lawful money of the U. S.

         "Eligible Assignee" means (a) any Affiliate of a Lender or (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) approved by Agent and, prior to the occurrence and continuation of a Default, approved by Kitty Hawk, which approval by Kitty Hawk shall not be unreasonably withheld, conditioned or delayed; provided, however, that, prior to the occurrence and continuation of a Default, Kitty Hawk shall not be obligated to approve,





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 14 as an Eligible Assignee, any potential Lender which would be entitled to receive additional payments from Kitty Hawk in accordance with Section 3.5(a) or indemnification from Kitty Hawk in accordance with Section 3.5(b).

         "Eligible Parts" means, at any date of determination, the value of all Parts then owned by, and in the possession of, Aircargo, Leasing, AIA, KFS or OK and held for use in the ordinary course of business, in which Agent has a perfected, first priority Lien pursuant to the Security Documents as security for payment and performance of the Obligations, valued at an amount determined by Agent in good faith not to exceed fair market value. Eligible Parts shall not include (i) Parts with respect to which a claim exists disputing any such Company's title to or right to possession of such Parts, (ii) Parts that are not in good condition or do not comply with any Governmental Requirement with respect to manufacture, use or sale, (iii) Parts that are located outside of the U.S., (iv) Parts produced in violation of the Fair Labor Standards Act, (v) Parts that are evidenced by a negotiable or non-negotiable document of title, and (vi) Parts that have become obsolete or have been damaged or are not usable in their present state for the use for which they were manufactured or purchased.

         "Eligible Receivables" means, at any date of determination, without duplication, the aggregate of each Receivable of any Company created in the ordinary course of business which satisfies each of the following requirements or conditions:

                 (a) Such Receivable complies with all applicable Governmental Requirements, including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System;

                 (b) Such Receivable, at the date of issuance of its invoice, was payable not more than 30 days after the original date of issuance of the invoice therefor;

                 (c) Such Receivable has not been outstanding for more than 30 days past the date upon which the invoice is payable;

                 (d) Such Receivable was created in connection with the performance of services by such Company in the ordinary course of business and such services have been completed;

                 (e) Such Receivable represents a legal, valid and binding payment obligation of the account debtor enforceable in accordance with its terms and arising from an enforceable contract, the performance of which contract, insofar as it relates to such Receivable, has been completed by such Company;

                 (f) Such Company has good and indefeasible title to such Receivable, Agent holds a perfected first priority Lien on such Receivable pursuant to the Security Documents as security for payment and performance of the Obligations;

                 (g) Such Receivable does not arise out of a contract with, or an order from, an account debtor that, by its terms (other than terms which are invalid under applicable law),





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 15 prohibits or makes void or unenforceable the grant of a security interest to Agent in and to such Receivable;

                 (h) The amount of such Receivable included in Eligible Receivables is not subject to any setoff, counterclaim, defense, dispute, recoupment or adjustment other than normal discounts for prompt payment; provided, however, that only the portion of such Receivable affected by such setoff, counterclaim, defense, dispute, recoupment or adjustment shall be excluded by virtue of this clause
         (h);

                 (i) The account debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due or suffered a receiver or trustee to be appointed for any of its assets or affairs; provided, however, that this exclusion shall not apply to the extent that such Receivable is the subject of a valid order, in form and substance satisfactory to Agent in its sole discretion, issued by a bankruptcy court with jurisdiction over the account debtor's assets which provides adequate protection for the payment of such Receivable or Agent is otherwise satisfied as to such adequate protection with respect to such Receivable;

                 (j) Such Receivable is not evidenced by chattel paper or instruments (including, without limitation, leases of aircraft securing the Debt evidenced by the Senior Notes) unless the Lien on such chattel paper or instrument is a perfected first priority Lien on such chattel paper or instrument in favor of Agent pursuant to the Security Documents;

                 (k) The account debtor has not notified such Company of any dispute concerning, or claimed nonconformity of, any of the services relating to such Receivable; provided, however, that only the portion of such Receivable affected by such dispute or nonconformity shall be excluded by virtue of this clause (k);

                 (l) Such Receivable is not owed by an Affiliate of such Company;

                 (m) Such Receivable is payable in Dollars by the account debtor;

                 (n) The account debtor with respect to such Receivable is not domiciled in or organized under the laws of any country other than the U.S., unless such Receivable has been approved by Agent for inclusion in the Borrowing Base (subject to the other requirements contained in this definition); for purposes of this clause (n), Receivables owed by any Person identified on Schedule 1.1(b) are approved by Agent for such inclusion;

                 (o) Such Receivable is not owed by an account debtor as to which more than twenty percent (20%) of the aggregate balances then outstanding on Receivables owed by such account debtor thereon and/or its Affiliates to any one or more of the Companies are more than 30 days past due from the date upon which such invoice is payable;





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 16

                 (p) The account debtor with respect to such Receivable is not the U.S. or any department, agency or instrumentality thereof, unless, with respect to the Lien on such Receivable in favor of the Lender, the Federal Assignment of Claims Act of 1940, as amended, shall have been complied with;

                 (q) The account debtor with respect to such Receivable is not located in New Jersey, Minnesota, West Virginia or any other state denying creditors access to its courts in the absence of a notice of business activities report or other similar filing, unless such Company has either qualified as a foreign corporation authorized to transact business in such state or has filed a notice of business activities report or similar appropriate filing with the applicable state agency for the then current year; and

                 (r) Such Receivable is not owed by an account debtor as to which the aggregate of all Receivables owing by such account debtor or an Affiliate of such account debtor exceeds twenty-five percent (25%) of the aggregate of all Receivables at such date, provided that an amount of Receivables owing by such account debtor that do not exceed twenty-five percent (25%) of the aggregate of all Receivables at such date shall not be excluded pursuant to this clause (r).

The amount of the Eligible Receivables owed by an account debtor to each Company shall be net of, and shall be reduced by (if and to the extent not already so reduced by virtue of the preceding clauses of this definition), the amount of all contra accounts, reserves, credits, rebates and (subject to the proviso below) other indebtedness or obligations owed by such Company to such account debtor; provided, however, that the existence of any such other indebtedness or obligations owed by such Company to such account debtor shall not, in and of itself, reduce the amount of Eligible Receivables owed by such account debtor by the amount of such other indebtedness or obligations (for purposes of this sentence or clause (i) preceding of this definition) except to the extent that such other indebtedness or obligations are then due.

         "Engines" means those certain aircraft engines identified in the definitions of Aircraft A, Aircraft O, Aircraft P, Aircraft Q, Aircraft R, Aircraft S, Aircraft T, Aircraft U, Aircraft V, Aircraft W, Aircraft X, Aircraft Y, Aircraft Z, Aircraft AA, Aircraft AB, Aircraft AC and Aircraft AD, together with any and all parts, appliances, components, accessories, accessions, attachments or equipment (collectively, "such equipment") installed on, appurtenant to, or delivered with or in respect of such engines prior to the time when such equipment is replaced by replacement equipment in accordance with this Agreement. The term "Engines" shall also mean and refer to any replacement aircraft engine which is required or permitted, under this Agreement or an Aircraft Mortgage, to be installed upon the Airframes and with respect to which the Companies comply with each of the applicable requirements contained in this Agreement and the applicable Aircraft Mortgage.

         "Environmental Law" means any federal, state, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 17
safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation as to U.S. laws, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U. S. C. Section 6901 et seq., the Occupational Safety and Health Act, 29 U S.C. Section 651 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Clean Water Act, 33 U. S. C. Section 1251 et seq., the Emergency Planning and Community Right to Know Act, 42 U. S. C. Section 11001 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., and any state or local counterparts.

         "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability or criminal, penal or civil statute, including, without limitation, any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

         "Equity Issuance" means any issuance by Kitty Hawk of any Capital Stock of Kitty Hawk.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "ERISA Affiliate" means any corporation or trade or business which is a member of a group of entities, organizations or employers of which Kitty Hawk or any of its Subsidiaries is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

         "Eurodollar Loans" means Loans the interest rate of which are determined on the basis of the rates referred to in the definition of "Eurodollar Rate" and "Adjusted Eurodollar Rate" in this Section 1.1.

         "Eurodollar Rate" means, for any Eurodollar Loan, for any Interest Period therefor, the average rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which Dollar deposits are offered to the Reference Lender at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of such Interest Period by two or more (as the Reference Lender may determine) leading banks in the London interbank market in immediately available funds, which deposits have a term comparable to such Interest Period and are in an amount comparable to the principal amount of the Eurodollar Loan made by the Reference Lender to which such Interest Period relates, and which rate shall be determined by the Reference Lender in good faith based upon its standard procedures therefor in effect from time to time. Subject to the proviso contained in the immediately preceding sentence, if the Reference Lender is not





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 18 participating in any Eurodollar Loans during any Interest Period therefor (whether as a result of Section 4.4 or for any other reason), the Eurodollar Rate and the Adjusted Eurodollar Rate for such Loans for such Interest Period shall be determined by reference to the amount of the Loans which the Reference Lender would have made had it been participating in such Loans.

         "Event of Default" has the meaning specified in Section 11.1.

         "Excess Insurance Proceeds" means any and all proceeds of any Insurance Recovery which Kitty Hawk or any of its Subsidiaries (as applicable)
(a) has elected to not apply to the repair, construction or replacement of the Collateral affected or to the purchase of other, similar Property for use in its business or (b) has not both (i) elected to apply to the repair, construction or replacement of the Collateral affected or to the purchase of other, similar Property for use in its business within 90 days of the event giving rise to the Insurance Recovery and (ii) actually applied to such repair, construction, replacement or purchase commencing within 180 days after the receipt of such proceeds by Kitty Hawk or any of its Subsidiaries or Agent and continuing in a reasonably prompt and diligent fashion thereafter.

         "FAA" means the United States Federal Aviation Administration (or any successor or replacement Governmental Authority having the same or similar authority and responsibilities).

         "Federal Aviation Act" means the Federal Aviation Act of 1958, now primarily codified in Title 49 of the United States Code, as amended.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one- sixteenth of one percent 1/16 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day provided, that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Reference Lender on such day on such transactions as determined by Agent.

         "First Amendment" means that certain First Amendment to Credit Agreement dated as of September 17, 1997, among Kitty Hawk, Leasing, Aircargo, Charters, Skyfreighters, Wells Fargo, Bank One and Agent.

         "FOL" means as specified in the introductory paragraph of this Agreement.

         "Foreign Subsidiary" means any Subsidiary of Kitty Hawk which is organized and existing under the laws of a foreign country (or political subdivision thereof).

         "Free Cash Flow" means the remainder of (a) Adjusted EBITDA, minus (b) the sum of (i) Capital Expenditures, plus (ii) income, franchise and other taxes paid or payable in cash or cash





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 19 equivalents, plus (iii) dividends and other distributions with respect to any form of Capital Stock paid or payable, plus (iv) the amount paid or payable for purchases of Capital Stock as treasury shares or interests; provided, however, that, for purposes of determining Free Cash Flow as such term is used in
Section 10.3 for each fiscal quarter ending during fiscal year 1998 only, Capital Expenditures shall be calculated by subtracting therefrom the aggregate cash balances of Kitty Hawk and its Subsidiaries as of December 31, 1997 not to exceed the amount of such Capital Expenditures.

         "Funded Debt" means, at any particular time without duplication, (a) all Debt of Kitty Hawk and its Subsidiaries which matures by its terms, or is renewable at the option of Kitty Hawk or any of its Subsidiaries, to a date more than one year after the original creation of such Debt, (b) all other Debt which would be classified as "funded indebtedness" or "long-term indebtedness" on a consolidated balance sheet of Kitty Hawk and its Subsidiaries as of such date in accordance with GAAP, (c) all Debt of Kitty Hawk and its Subsidiaries for borrowed money (including, without limitation, the Loans, the Senior Notes and the Subordinated Debt), (d) all Capital Lease Obligations of Kitty Hawk and its Subsidiaries, and (e) the sum of the aggregate undrawn face amount of all outstanding letters of credit (including, without limitation, the Letters of Credit) and all unreimbursed drawings thereunder for which Kitty Hawk or any of its Subsidiaries is an account party or otherwise liable.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

         "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, Permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish, or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 20 or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

         "Guaranties" means the guaranty agreements executed by the Companies (other than Kitty Hawk) or any Subsidiary of Kitty Hawk, dated the Closing Date (or such other date as any Company or such Subsidiary may execute such guaranty agreement), guaranteeing payment and performance of the Obligations in form and substance reasonably satisfactory to Agent, and any other guaranty agreement at any time executed pursuant to Article 5 hereof, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Guarantor" means any Person which executes a Guaranty.

         "Hazardous Material" means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organisms, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.

         "Hush Kit" means a Stage 3 noise reduction kit for installation on the engine of any aircraft.

         "Indenture" means that certain Indenture, dated as of November 15, 1997, among Kitty Hawk, each Subsidiary of Kitty Hawk other than AIC and Bank One, NA, as Trustee (as amended from time to time except as may be otherwise stated herein) relating to the Senior Notes.

         "Insurance Recovery" means, with respect to any Collateral and any single occurrence or related occurrences with respect thereto, the receipt or constructive receipt by any Company, or the payment by an insurance company to Agent, of proceeds of any such Collateral or casualty insurance.

         "Interest Expense" means, for any period, and in accordance with GAAP, all interest on Debt of the Companies (or other applicable Person) paid or accrued during such period, including the interest portion of payments under Capital Lease Obligations.

         "Interest Period" means, with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from a Base Rate Loan or, in the case of each subsequent, successive Interest Period applicable to a Eurodollar Loan, the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as Kitty Hawk may select as provided in Section 2.9, except that each such Interest Period which commences on the last Business Day of a calendar month





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 21

(or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day; (b) any Interest Period which would otherwise extend beyond an applicable Maturity Date shall end on such Maturity Date; (c) no more than five Interest Periods for Eurodollar Loans shall be in effect at the same time for the Revolving Credit Loans and no more than two Interest Periods for Eurodollar Loans shall be in effect at the same time for the Term Loans; (d) no Interest Period for any Eurodollar Loan shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; and (e) no Interest Period for the Term Loans may commence before and end after any principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such principal payment date shall be equal to or less than the amount of the Term Loans scheduled to be outstanding hereunder after such principal payment date.

         "Investments" has the meaning specified in Section 9.5.

         "Issuing Bank" means Wells Fargo or such other Lender which is a commercial bank as Kitty Hawk and Agent may mutually designate from time to time which agrees to be the issuer of a Letter of Credit.

         "Kalitta Companies" means AIA, AIT, FOL, KFS and OK, and "Kalitta Company" means any of such corporations.

         "KFS" means as specified in the introductory paragraph of this Agreement.

         "Kitty Hawk" means as specified in the introductory paragraph of this Agreement.

         "Kitty Hawk Aircraft" means, collectively, AIA Aircraft and Non-Collateral Aircraft.

         "Kitty Hawk Companies" means, collectively, Kitty Hawk, Aircargo, Charters, Leasing and Skyfreighters, and "Kitty Hawk Company" means any of such corporations.

         "Leasing" means as specified in the introductory paragraph of this Agreement.

         "Lender" and "Lenders" means as specified in the introductory paragraph of this Agreement, and includes, without limitation unless otherwise provided herein, any Lender in its status as an Issuing Bank.

         "Letter of Credit" means any standby letter of credit issued by the Issuing Bank for the account of Kitty Hawk pursuant to this Agreement.

         "Letter of Credit Agreement" means, with respect to each Letter of Credit to be issued by the Issuing Bank therefor, the letter of credit application and reimbursement agreement which such




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 22

Issuing Bank requires to be executed by Kitty Hawk in connection with the issuance of such Letter of Credit.

         "Letter of Credit Liabilities" means, at any time, the aggregate undrawn face amounts of all outstanding Letters of Credit and all unreimbursed drawings under Letters of Credit.

         "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law or otherwise.

         "Loans" means the Revolving Credit Loans and the Term Loans, and "Loan" means any of the Revolving Credit Loans or the Term Loans.

         "Loan Documents" means this Agreement, the Notes, the Security Documents, the Letters of Credit, the Letter of Credit Agreements and any and all other promissory notes, chattel mortgages, deeds of trust, security agreements, assignments, financing statements, guaranties and other agreements, documents, instruments and certificates now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Material Adverse Effect" means the occurrence of any event or the existence of any condition that has materially and adversely affected, or is reasonably expected (given the totality of circumstances then existing) to have a material adverse effect on: (a) the Properties, business, operations, financial condition or performance, cash flow, liabilities or capitalization of Kitty Hawk or any of its Subsidiaries; (b) the ability of Kitty Hawk or any of its Subsidiaries to pay and perform when due its Obligations under any Loan Document to which it is a party; (c) the value or condition of the AIA Aircraft taken as a whole; or (d) the validity or enforceability of (i) any of the Loan Documents, (ii) any Lien created or purported to be created by any of the Loan Documents or the required priority of any such Lien, or (iii) the rights and remedies of Agent or Lenders under any of the Loan Documents.

         "Material Contracts" means, as to any Person, any supply, purchase, service, employment, tax, indemnity, shareholder or other agreement or contract which is deemed to be a material contract of such Person as provided in Regulation S-K promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any and all amendments, modifications, supplements, renewals or restatements thereof.

         "Maturity Date" means the Revolving Credit Loans Maturity Date or the Term Loans Maturity Date, as the case may be.

         "Maximum Rate" means, with respect to any Lender, the maximum non-usurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 23

Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Kitty Hawk or any other Company at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the weekly ceiling described in, and computed in accordance with, Article 5069, Vernon's Texas Civil Statutes, as amended and in effect from time to time, or any successor or replacement statute; provided, however, that, to the extent permitted by applicable law, Agent shall have the right to change the applicable rate ceiling from time to time in accordance with applicable law.

         "Merger" means the mergers of Wholly-Owned Subsidiaries of Kitty Hawk with and into AIA, AIT, FOL, KFS and OK in accordance with the Merger Agreement and pursuant to which AIA, AIT, FOL, KFS and OK are the surviving entities.

         "Merger Agreement" means as specified in Recital C.

         "Multiemployer Plan" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by or are required from any Company or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

         "Net Income" means, for any period, the net income (or loss) of the Companies (or other applicable Person) for such period, determined on a consolidated basis in accordance with GAAP.

         "Net Proceeds" means, with respect to any Asset Disposition, (a) the gross amount of cash received by Kitty Hawk or any of its Subsidiaries from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or payable by Kitty Hawk or any of its Subsidiaries directly resulting from such Asset Disposition (including the amount, if any, estimated by Kitty Hawk in good faith at the time of such Asset Disposition for taxes payable by Kitty Hawk or any of its Subsidiaries on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket costs and expenses incurred by Kitty Hawk or such Subsidiary in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of Kitty Hawk) excluding any fees or expenses paid to an Affiliate of Kitty Hawk, minus (d) amounts applied to the repayment of Debt (other than the Obligations) secured by any Permitted Lien (if any) on the Property subject to the Asset Disposition. "Net Proceeds" with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in clauses (b), (c) and (d) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain, except such proceeds and awards as are released to and used by Kitty Hawk or any of its Subsidiaries in accordance with Section 8.5. "Net Proceeds" means, with respect to any Equity Issuance, (i) the gross amount of cash or cash equivalents plus the gross value of all other consideration received from such Equity Issuance, exclusive of the proceeds of sales of





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 24

Capital Stock of Kitty Hawk to employees or directors of Kitty Hawk or its Subsidiaries in connection with the provision of compensation or benefits to such employees or directors for their activities as such, minus (ii) the out-of-pocket costs and expenses incurred by Kitty Hawk in connection with such Equity Issuance (including any underwriting fees paid to a Person) excluding any fees or expenses paid to an Affiliate of Kitty Hawk which are in excess of those that would be paid or payable in connection with an arms' length transaction with a Person who is not an Affiliate of Kitty Hawk.

         "Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of Kitty Hawk and its Subsidiaries; provided, however, there shall be excluded therefrom any amount at which shares of Capital Stock of Kitty Hawk appear as an asset on Kitty Hawk's balance sheet.

         "Non-Collateral Aircraft" means (a) any and all aircraft, engines, propellers, appliances and Parts hereafter owned by Kitty Hawk or any of its Subsidiaries that (i) are not subject to any Lien in favor of Agent securing any Obligation and (ii) are not required to be subject to such a Lien in accordance with this Agreement or any other Loan Document, and (b) all products and proceeds thereof other than accounts (including, without limitation, Receivables), chattel paper, general intangibles and other personal property referred to in Section 5.1.

         "Note Offering" means as specified in Recital E.

         "Notes" means the Revolving Credit Loans Notes and the Term Loans Notes and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof and all substitutions therefor (including promissory notes issued by Kitty Hawk pursuant to Section 13.8), and "Note" means any one of such promissory notes.

         "Obligations" means any and all (a) indebtedness, liabilities and obligations of Kitty Hawk and its Subsidiaries, or any of them, to Agent, the Issuing Bank and Lenders, or any of them, evidenced by and/or arising pursuant to any of the Loan Documents (including, without limitation, the Guaranties), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of Kitty Hawk and its Subsidiaries, or any of them, to repay the Loans and the Reimbursement Obligations, to pay interest on the Loans and the Reimbursement Obligations (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees and expenses) provided for in the Loan Documents and (ii) the indebtedness constituting the Loans, the Reimbursement Obligations and interest accrued thereon and such fees, indemnities, costs and expenses, and (b) liabilities and obligations of Kitty Hawk and its Subsidiaries, or any of them, under any interest rate swap, cap or collar agreement or similar arrangement between Kitty Hawk or any of its Subsidiaries and another Person providing for the transfer or mitigation of interest rate risks approved by Agent and Required Lenders as being a part of the "Obligations" hereunder.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 25

         "Offering Memorandum" means that certain Offering Memorandum issued November 19, 1997, by Kitty Hawk relating to the Senior Notes.

         "OK" means as specified in the introductory paragraph of this Agreement.

         "Operating Lease" means, with respect to any Person, any lease, rental or other agreement for the use by that Person of any Property which is not a Capital Lease Obligation.

         "Operating Lease Expense" means, with respect to any Person, means all payments of such Person with respect to any Operating Lease.

         "Operating Subsidiaries" means, collectively, Aircargo, Leasing, Charters, AIA, AIT, FOL, KFS, OK, AIC and any other Subsidiary of Kitty Hawk that is an operating company, and "Operating Subsidiary" means any of such corporations.

         "Outstanding Revolving Credit" means, at any particular time, the sum of (a) the aggregate outstanding principal amount of the Revolving Credit Loans, plus (b) all Letter of Credit Liabilities.

         "Parts" means all parts, appliances (including, without limitation, communication equipment and other equipment capable of being used, or intended to be used, in operating or controlling aircraft in flight), components, instruments, appurtenances, accessories, furnishings, instruments and other equipment of whatever nature (other than completed engines) which may be from time to time, or are suitable for, attachment to, installation in or other incorporation in an airframe or engine, in each case prior to the time of such attachment, installation or other incorporation.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "Payor" means as specified in Section 3.4.

         "Pension Plan" means an employee pension benefit plan as defined in
Section 3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Closing Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by Kitty Hawk or any of its Subsidiaries or ERISA Affiliates for employees of Kitty Hawk or any of its Subsidiaries or ERISA Affiliates.

         "Peril" means as specified in Section 8.5(a).

         "Permit" means any permit, certificate, approval, order, license or other authorization.

         "Permitted Holders" means (a) the officers and directors of the Companies as of the Closing Date, (b) all other individuals who own Capital Stock of Kitty Hawk on the Closing Date, and (c) any spouse, parent, sibling, child or grandchild of any of the aforesaid individuals (in each case, whether





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 26 such relationship arises from birth, adoption or through marriage) or any trust established for the benefit of any such individuals or any spouse, parent, sibling, child or grandchild of any such individuals (in each case whether such relationship arises from birth, adoption or through marriage).

         "Permitted Liens" means:

                 (a) Liens in favor of Agent (for the benefit of Agent and Lenders) securing the Obligations pursuant to the Loan Documents;

                 (b) Liens in favor of the Trustee securing the Debt evidenced by the Senior Notes, which Liens are required to be granted in accordance with the Indenture (including Section 15.05 of the Indenture), as the Indenture is in effect as of the Closing Date (or may thereafter be amended with the prior written consent of Agent and Required Lenders, which consent of Agent and Required Lenders shall not be deemed given by Section 9.13);

                 (c) Liens for taxes, assessments or other governmental charges which (i) are not delinquent or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established in accordance with GAAP;

                 (d) Eurocontrol Liens, landing fee Liens, Liens of mechanics, materialmen and artisans and other similar statutory Liens, which Liens (in each case) secure obligations incurred in the ordinary course of business, which (i) are not yet due or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established in accordance with GAAP;

                 (e) Purchase-money Liens on any Property hereafter acquired or the assumption after the Closing Date of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred after the Closing Date in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:

                          (i) any Property subject to the foregoing is acquired by Kitty Hawk or any of its Subsidiaries in the ordinary course of its respective business and the Lien on the Property attaches concurrently or within 90 days after the acquisition thereof;

                          (ii) the Debt secured by any Lien so created, assumed or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby;

                          (iii) each such Lien shall attach only to the Property so acquired and the proceeds thereof; and





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 27

                          (iv) the Debt secured by all such Liens shall not exceed $75,000,000 at any time outstanding in the aggregate;

                 (f) Liens existing as of the Closing Date and identified on Schedule 1.1(c); and

                 (g) Any extension, renewal or replacement of any of the foregoing, provided that Liens permitted hereunder shall not be extended or spread to cover any additional indebtedness or Property;

provided, however, that (i) none of the Liens referred to in clauses (b) or (f) preceding may attach or relate to any Collateral, (ii) none of the Liens referred to in clause (e) preceding may attach or relate to any AIA Aircraft, Receivables or Parts, (iii) none of the Permitted Liens that attach or relate to any Collateral may have a priority equal to or greater than the priority of the Permitted Liens referred to in clause (a) preceding, and (iv) none of the Permitted Liens, except those referred to in clause (a) preceding, may attach or relate to any Capital Stock issued by any Subsidiary of Kitty Hawk.

         "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, Governmental Authority, or other entity.

         "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA established or maintained or contributed to by any Company or any ERISA Affiliate, including any Pension Plan.

         "Prime Rate" means, at any time, the rate of interest per annum then most recently announced within Wells Fargo, at the principal office of its affiliated bank in San Francisco, California, as its highest commercial prime rate then in effect, which rate (a) is one of its base rates and serves as the basis upon which effective rates of interest are calculated for loans making reference thereto, (b) may not be the lowest rate of interest charged by Wells Fargo to its commercial borrowers, and (c) is evidenced by the recording thereof after such announcement in such internal publication or publications as Wells Fargo may designate from time to time. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect at the time such change is announced within Wells Fargo and without notice to Kitty Hawk or any of its Subsidiaries at the time of such change in the Prime Rate.

         "Principal Office" means the principal office of Agent in Dallas, Texas, presently located at 1445 Ross Avenue, Dallas, Texas 75202.

         "Prior Credit Agreement" means as specified in Recital A.

         "Prior Lenders" means Wells Fargo and Bank One in their capacities as lenders under the Prior Credit Agreement.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 28

         "Pro Forma Balance Sheet" means the pro forma balance sheet of Kitty Hawk and its consolidated Subsidiaries dated as of September 30, 1997 after giving effect to the initial Loans under this Agreement and the Related Transactions.

         "Projections" means the financial projections of Kitty Hawk and its Subsidiaries dated as of the Closing Date and delivered to Agent.

         "Property" means, unless the context otherwise requires, property of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

         "Public Offering" means a public offering of any Capital Stock of Kitty Hawk.

         "Quarterly Payment Date" means the last day of each March, June, September and December of each year, commencing December 31, 1997.

         "Receivables" means, as at any date of determination thereof, each and every "account" as such term is defined in the UCC and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of any Company in respect of goods sold and shipped or services rendered by a Company.

         "Reference Lender" means Wells Fargo.

         "Register" has the meaning specified in Section 13.8(d).

         "Registration Statement" means that certain Amendment No. 3 to Form S-1, Registration No. 333-36125, filed with the SEC on November 12, 1997, relating to the Common Stock Offering.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         "Regulatory Change" means, with respect to any Lender, any change after the Closing Date in any U.S. federal or state, or any foreign, laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any U.S. federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "Reimbursement Obligations" means the obligation of Kitty Hawk to reimburse the Issuing Bank for any drawing under a Letter of Credit.

         "Related Transactions" means, collectively, (a) the Merger, (b) the Common Stock Offering, (c) the Note Offering, and (d) the execution, delivery and performance of the Related Transactions Documents.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 29

         "Related Transactions Documents" means, collectively, (a) the Merger Agreement, (b) the Registration Statement, (c) the Offering Memorandum, (d) the Indenture, and (e) all other agreements, documents, instruments and certificates executed and/or delivered pursuant to or in connection with the Related Transactions.

         "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, discharge, disposal, disbursement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

         "Remedial Action" means all actions required to (a) clean up, remove, respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Required Lenders" means, at any date of determination, Lenders having in the aggregate at least 66 2/3% (in Dollar amount as to any one or more of the following) of the sum of (a) the aggregate outstanding Revolving Credit Loans Commitments (or, if such Revolving Credit Loans Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and Letter of Credit Liabilities), plus (b) the aggregate outstanding principal amount of the Term Loans.

         "Required Payment" means as specified in Section 3.4.

         "Reserve Requirement" means, for any Eurodollar Loan of any Lender for any Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lenders by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or (b) any category of extensions of credit or other assets which include Eurodollar Loans.

         "Responsible Officer" means, as to Kitty Hawk or any of its Subsidiaries, the chief financial officer, chief operating officer or chief executive officer of such Person.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 30

         "Restricted Payment" means (a) any dividend or other distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of Kitty Hawk or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of Kitty Hawk or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any Subordinated Debt; (d) any loan, advance or payment to any officer, director or shareholder of Kitty Hawk or any of its Subsidiaries (other than as may be made in the ordinary course of business to Kitty Hawk as a shareholder), exclusive of reasonable compensation paid to officers or directors paid in the ordinary course of business; and (e) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of Kitty Hawk or any of its Subsidiaries now or hereafter outstanding.

         "Revolving Credit Loans" means as specified in Section 2.1(a).

         "Revolving Credit Loans Commitment" means, as to any Lender, the obligation of such Lender, in accordance with this Agreement, to make or continue Revolving Credit Loans and to incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Revolving Credit Loans Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount of the "Revolving Credit Loans Commitment" set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Revolving Credit Loans Commitments" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Revolving Credit Loans Commitments is $100,000,000.

         "Revolving Credit Loans Lender" means, as of any date of determination, each Lender which has a Revolving Credit Loans Commitment or (if such Commitment has terminated or expired) which is the holder of (or is owed by Kitty Hawk any Debt evidenced by) any of the Revolving Credit Loans Notes.

         "Revolving Credit Loans Maturity Date" means November 19, 2002.

         "Revolving Credit Loans Notes" means the promissory notes, in the form of Exhibit C hereto, made by Kitty Hawk evidencing the Revolving Credit Loans.

         "SEC" means the Securities and Exchange Commission, or any successor agency thereto.

         "Securities" means any and all securities and other equity rights or ownership interests of any type or character in any Person which is not a natural Person, including, without limitation, (a) Capital Stock or other equity rights, bonds, notes or other instruments convertible into Capital Stock or other





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 31 equity interests, (b) options, warrants or other rights to acquire Capital Stock or other equity interests, and (c) partnership and joint venture interests.

         "Security Agreements" means (a) security agreements, pledge agreements and other agreements, documents or instruments executed by the Companies and any Subsidiaries of Kitty Hawk dated the Closing Date (or such other date as any Company or such Subsidiary may execute such Security Agreement), (b) any such agreement, document or instrument at any time executed pursuant to Article 5 hereof, evidencing or creating a Lien on the Collateral as security for the Obligations and in form and substance reasonably satisfactory to Agent, and (c) any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof.

         "Security Documents" means the Guaranties, Aircraft Mortgages and the Security Agreements, as they may be amended, modified, supplemented, renewed, extended, restated or replaced from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance or other collateral assignments, completion or surety bonds, standby agreements, subordination agreements, undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by Kitty Hawk or any of its Subsidiaries in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

         "Senior Notes" means as specified in Recital E.

         "Skyfreighters" means as specified in the introductory paragraph of this Agreement.

         "Solvent" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subordinated Debt" means any and all Debt of Kitty Hawk or any of its Subsidiaries which is subordinate in right of payment to the payment of the Obligations or any portion thereof.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 32

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

         "Term Loans" means as specified in Section 2.1(b).

         "Term Loans Commitment" means, as to any Lender, the obligation of such Lender to make or continue Term Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Loans Commitment", as the same may be terminated pursuant to Section 11.2, and "Term Loans Commitments" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Term Loans Commitments is $45,900,000.

         "Term Loans Lenders" means, as of any date of determination, each Lender which has a Term Loans Commitment or (if such Commitment has terminated or expired) which is the holder of (or is owed by Kitty Hawk any Debt evidenced
by) any of the Term Loans Notes.

         "Term Loans Maturity Date" means November 19, 2002.

         "Term Loans Notes" means the promissory notes made by Kitty Hawk evidencing the Term Loans, in the form of Exhibit D hereto.

         "Title Company" means Federal Aviation Title and Guaranty Company, Oklahoma City, Oklahoma.

         "Trustee" means Bank One, NA, as Trustee under the Indenture, and any successor trustee thereunder.

         "Type" means any type of Loan (i.e., Base Rate Loan or Eurodollar
Loan).

         "UCC" means the Uniform Commercial Code as in effect in the State of Texas and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

         "U.S." means the United States of America.

         "Wells Fargo" means as specified in the introductory paragraph of this Agreement.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 33

         "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary of such Person all of whose outstanding Capital Stock is owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

         Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article, Section and Recital references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

         Section 1.3      Accounting Terms and Determinations.

                 (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP (subject to year end adjustments, if applicable) consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a). All financial information delivered to Agent pursuant to Section 8.1 shall be prepared in accordance with GAAP (subject to year end adjustments, if applicable) applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a) or in accordance with Section 8.7.

                 (b) Kitty Hawk shall deliver to Agent and Lenders, at the same time as the delivery of any annual or quarterly financial statement under Section 8.1, (i) a description, in reasonable detail, of any material variation between the application of GAAP employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) preceding and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

                 (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement (including
         Article 10 hereof), neither Kitty Hawk nor any of its Subsidiaries will change the last day of its fiscal year from December 31st or the last days of its first three fiscal quarters from March 31st, June 30th and September 30th, respectively.

         Section 1.4 Financial Covenants and Reporting. The financial covenants contained in Article 10 shall be calculated on a consolidated basis for Kitty Hawk and its Subsidiaries.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 34

                                   ARTICLE 2

                                     Loans

         Section 2.1      Commitments.

                 (a)      Revolving Credit Loans.  Subject to the terms and
         conditions of this Agreement (including, without limitation, Section 2.13), each Revolving Credit Loans Lender severally agrees to make one or more revolving credit loans to Kitty Hawk from time to time from and including the Closing Date to but excluding the Revolving Credit Loans Maturity Date in an aggregate principal amount outstanding not to exceed the positive remainder of (i) the amount of such Lender's Revolving Credit Loans Commitment as then in effect, minus (ii) such Lender's Commitment Percentage of the Letter of Credit Liabilities then outstanding (such revolving credit loans referred to in this
         Section 2.1(a) now or hereafter made by Lenders to Kitty Hawk from and including and after the Closing Date are hereinafter collectively called the "Revolving Credit Loans"); provided, however, that the Outstanding Revolving Credit shall not at any time exceed the Borrowing Base then most recently determined. Subject to the foregoing limitations and the other terms and conditions of this Agreement, Kitty Hawk may borrow, repay and reborrow the Revolving Credit Loans hereunder prior to the Revolving Credit Loans Maturity
         Date.   The Borrowing Base shall be determined in good faith by Agent as of the Closing Date and shall be redetermined in good faith by Agent monthly thereafter within five Business Days after the delivery, or the required date of delivery, of the Borrowing Base Report to be delivered in accordance with Section 8.1(e), subject to Agent's right to redetermine the Borrowing Base in accordance with the immediately succeeding sentence; provided, however, that, until the earlier to occur of delivery of the initial Borrowing Base Report in accordance with Section 8.1(e) or January 19, 1998, the Borrowing Base shall be deemed to be 65% of Eligible Receivables (as determined in good faith by Agent) and the Borrowing Base thereafter shall be calculated based upon the applicable Advance Rate for Eligible Receivables and Eligible Parts. In addition, the Borrowing Base may be redetermined at any time and from time to time by Agent in good faith upon the occurrence and during the continuation of a Default.

                 (b) Term Loans. Subject to the terms and conditions of this Agreement, each Term Loans Lender severally agrees to make a term loan to Kitty Hawk in a single disbursement on the Closing Date in an amount equal to such Lender's Term Loans Commitment (such term loans referred to in this Section 2.1(b) made by the Term Loans Lenders to Kitty Hawk are hereinafter collectively called the "Term Loans"). The Term Loans Commitments shall terminate upon the making of the Term Loans. Kitty Hawk agrees to borrow the Term Loans on the Closing Date for the purpose of refinancing the AIA Fleet Advance as specified in the first sentence of Section 2.10(b).

                 (c) Continuation and Conversion of Loans. Subject to the terms of this Agreement, Kitty Hawk may borrow the Loans as Base Rate Loans or Eurodollar Loans and, until the respective Maturity Date thereof, Kitty Hawk may Continue Eurodollar Loans or Convert Loans of one Type into Loans of the other Type.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 35

                 (d) Lending Offices. Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

         Section 2.2 The Notes. The Revolving Credit Loans made by each Revolving Credit Loans Lender shall be evidenced by a single promissory note of Kitty Hawk in substantially the form of Exhibit C hereto, dated the Closing Date, payable to the order of such Lender in a principal amount equal to its Revolving Credit Loans Commitment as originally in effect, and otherwise duly completed. The Term Loans made by each Term Loans Lender shall be evidenced by a single promissory note of Kitty Hawk in substantially the form of Exhibit D hereto, dated the Closing Date, payable to the order of such Lender in a principal amount equal to its Term Loans Commitment as originally in effect, and otherwise duly completed. Each Lender is hereby authorized by Kitty Hawk to endorse on the schedule (or a continuation thereof) attached to each Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each Loan made by such Lender to Kitty Hawk and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of Kitty Hawk or any other Company under such Note or this Agreement in respect of such Loan.

         Section 2.3      Repayment of Loans.

                 (a) Kitty Hawk shall pay to Agent for the account of the Revolving Credit Loans Lenders the entire outstanding principal of the Revolving Credit Loans (and the entire outstanding principal of the Revolving Credit Loans shall be due and payable in full) on the Revolving Credit Loans Maturity Date.

                 (b) Kitty Hawk shall pay to Agent for the account of the Term Loans Lenders the entire outstanding principal of the Term Loans (and the entire outstanding principal of the Term Loans shall be due and payable in full) in 16 installments, commencing on March 31, 1999 and continuing on each Quarterly Payment Date thereafter through and including September 30, 2002 and ending on the Term Loans Maturity Date, each of which installments, other than the final installment due on the Term Loans Maturity Date, shall be in the amount of $2,250,000 and the final of which installments (due on the Term Loans Maturity
         Date) shall be in the amount equal to the then unpaid principal amount of the Term Loans.

         Section 2.4      Interest.

                 (a) Interest Rate. Kitty Hawk shall pay to Agent for the account of each applicable Lender interest on the unpaid principal amount of each Loan made by such Lender to Kitty Hawk for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 36

                          (i) during the periods any such Loan is a Base Rate Loan, the lesser of (A) the Base Rate plus the Applicable Base Rate Margin or (B) the Maximum Rate; and

                          (ii) during the periods any such Loan is a Eurodollar Loan, the lesser of (A) the Eurodollar Rate plus the Applicable Eurodollar Margin or (B) the Maximum Rate.

                 (b) Payment Dates. Accrued interest on the Loans shall be due and payable as follows:

                          (i) in the case of Base Rate Loans, on each Quarterly Payment Date;

                          (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period;

                          (iii) upon the payment or prepayment (whether mandatory or optional) of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and

                          (iv)    on the Maturity Date for such Loan.

                 (c) Default Interest. Notwithstanding the foregoing, Kitty Hawk shall pay to Agent for the account of each applicable Lender interest at the applicable Default Rate (i) at all times during which any Event of Default has occurred and is continuing, on any principal of any Loan or Reimbursement Obligation outstanding and (ii) on any principal of any Loan or any Reimbursement Obligation outstanding and (to the fullest extent permitted by law) any other amount payable by Kitty Hawk or any other Company under this Agreement or any other Loan Document to or for the account of such Lender, which is not paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand by Agent.

         Section 2.5 Borrowing Procedure. Kitty Hawk shall give Agent notice of each borrowing of Loans hereunder in accordance with Section 2.9.
Not later than 10:00 a.m. (San Francisco, California time) on the date specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to Agent, at the Applicable Lending Office of Agent, in immediately available funds, for the account of Kitty Hawk. The amount so received by Agent shall, subject to the terms and conditions of this Agreement, be made available to Kitty Hawk promptly by wire transfer of immediately available funds to the applicable Deposit Account; provided, however, that the Term Loans shall be automatically applied by Agent to refinance the existing indebtedness referred to in Section 2.10(b); and provided, further, however, that the Term Loans shall be deemed to have been automatically advanced under this Agreement for and on behalf of Kitty Hawk in accordance with this Agreement if and when Agent determines that all conditions precedent





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 37 set forth in Section 6.1 have been complied with to the satisfaction of Agent and/or have been waived by Agent and, upon execution of this Agreement by Kitty Hawk, Agent's determination regarding such automatic advancement shall be deemed conclusive.

         Section 2.6 Optional Prepayments, Conversions and Continuations of Loans. Subject to Section 2.7, Kitty Hawk shall have the right from time to time to prepay the principal of the Loans, to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue Eurodollar Loans; provided that: (a) Kitty Hawk shall give Agent notice of each such prepayment, Conversion or Continuation as provided in Section 2.9, (b) Eurodollar Loans may only be Converted on the last day of the Interest Period, (c) except for Conversions of Eurodollar Loans into Base Rate Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, and
(d) optional prepayments of the Term Loans shall be applied pro rata to the then remaining installments of principal of the Term Loans.

         Section 2.7      Mandatory Prepayments.

                 (a) Insurance Recovery. Kitty Hawk shall, within two Business Days after any Insurance Recovery results in any Excess Insurance Proceeds, pay (or cause to be paid) to Agent an aggregate amount equal to such Excess Insurance Proceeds. The proceeds of any Excess Insurance Proceeds shall be applied first to the Term Loans and, after the Term Loans are paid in full, then to the Revolving Credit Loans.

                 (b) Asset Dispositions. Kitty Hawk shall (i) concurrently with any Asset Disposition of any Collateral, pay to Agent an aggregate amount equal to 100% of the Net Proceeds resulting from such Asset Disposition of such Collateral and (ii) concurrently with any Asset Disposition of any other Property, pay to Agent an aggregate amount equal to 100% of the Net Proceeds resulting from such Asset Disposition of other Property if and to the extent the aggregate of Net Proceeds from Asset Dispositions of all such other Property exceeds $15,000,000 during the fiscal year in which such Asset Disposition occurs. The proceeds of each such Asset Disposition referred to in this Section 2.7(b) shall be applied first to the Term Loans and, after the Term Loans are paid in full, then to the Revolving Credit Loans. Nothing contained in this Section 2.7 shall be construed to authorize or permit the sale or other disposition of any Collateral other than in compliance with Section 9.8(a).

                 (c) Equity Issuances. Kitty Hawk shall, concurrently with the consummation of each Equity Issuance after the Closing Date, pay to Agent an aggregate amount equal to 50% of the Net Proceeds of such Equity Issuance; provided, however, that Net Proceeds of any such Equity Issuance which are, substantially concurrently with such Equity Issuance, used by Kitty Hawk to pay all or any portion of the purchase price payable with respect to any asset acquisition or stock acquisition permitted in accordance with Section 9.3 shall be excluded for purposes of this Section 2.7(c).

                 (d) Revolving Credit Loans. If at any time the Outstanding Revolving Credit exceeds an amount equal to the lesser of the Revolving Credit Loans Commitments then in effect or the Borrowing Base then most recently determined or redetermined, within one





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 38

         Business Day after the occurrence thereof Kitty Hawk shall pay to Agent the amount of such excess as a prepayment of the Revolving Credit Loans.

                 (e) Application of Mandatory Prepayments. All prepayments pursuant to subsections (a), (b) and (c) preceding, if and to the extent the same are required to be applied to the Term Loans in accordance with such subsections, shall be applied pro rata to the then remaining installments of principal of the Term Loans.

         Section 2.8      Minimum Amounts.  Except for Conversions pursuant to
Article 4, each borrowing and each Conversion of principal of the Revolving Credit Loans shall be in an amount at least equal to (a) $5,000,000 or an integral multiple of $1,000,000 in excess thereof with respect to Eurodollar Loans or (b) $500,000 or an integral multiple of $100,000 in excess thereof with respect to Base Rate Loans (borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period). Furthermore, all optional prepayments of principal of the Term Loans shall be in an amount equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

         Section 2.9 Certain Notices. Notices by Kitty Hawk to Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by Agent not later than 8:00 a.m. (San Francisco, California time) on the Business Day prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

--------------------------------------------------------------------------------
                                                                   Number of
              Notice                                             Business Days
                                                                    Prior
--------------------------------------------------------------------------------
Terminations or Reductions of Commitments                            5
--------------------------------------------------------------------------------
Borrowings of Revolving Credit Loans as Base Rate Loans              1
--------------------------------------------------------------------------------
Borrowings of Revolving Credit Loans as Eurodollar Loans             3
--------------------------------------------------------------------------------
Conversions or Continuations of Loans                                3
--------------------------------------------------------------------------------
Prepayments of Revolving Credit Loans which are Base Rate Loans      1
--------------------------------------------------------------------------------
Prepayments of Revolving Credit Loans which are Eurodollar Loans     3
--------------------------------------------------------------------------------
Prepayments of Term Loans                                            3
--------------------------------------------------------------------------------

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 2.8 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid (and,





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 39 in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Notices of borrowings, Conversions, Continuations or prepayments shall be in the form of Exhibit E hereto, appropriately completed as applicable. Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. Agent shall promptly notify Lenders of the contents of each such notice. In the event that Kitty Hawk fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 2.9, such Loan (if outstanding as Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the preceding Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan. Kitty Hawk may not borrow any Eurodollar Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

         Section 2.10     Use of Proceeds.

                 (a) Kitty Hawk agrees with Agent and Lenders that (i) the proceeds of the Revolving Credit Loans to be made on and after the Closing Date shall be used by Kitty Hawk and its Wholly-Owned Subsidiaries which are Guarantors and Operating Subsidiaries for working capital and general corporate purposes and (ii) the Letters of Credit requested to be issued pursuant to this Agreement shall be used for insurance and contract performance by Kitty Hawk and its Wholly-Owned Subsidiaries which are Guarantors and Operating Subsidiaries and for other purposes approved by Agent.

                 (b) Kitty Hawk and Aircargo agree with Agent and Lenders that the proceeds of the Term Loans shall be used by Kitty Hawk to pay in full $45,900,000 of existing Debt representing the AIA Fleet Advance owed by Kitty Hawk to Wells Fargo under the Prior Credit Agreement, and Kitty Hawk and Aircargo hereby irrevocably request that Agent deliver all of such proceeds to Wells Fargo (as agent under the Prior Credit Agreement) to pay such indebtedness (and Wells Fargo agrees to apply such proceeds to pay such indebtedness). Kitty Hawk, Aircargo, Agent and Lenders agree that, as of the Closing Date, the aggregate outstanding principal amount of the Debt representing the AIA Fleet Advance under the Prior Credit Agreement is $45,900,000.

                 (c) None of the proceeds of any Loan have been or will be used to acquire any security in any transaction that is subject to
         Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or to purchase or carry any margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System).

         Section 2.11     Fees.

                 (a) Kitty Hawk agrees to pay to Agent for the account of each Revolving Credit Loans Lender a commitment fee in the amount equal to the product of (i) the daily average unused or unfunded amount of such Lender's Revolving Credit Loans Commitment, for the period from and including the Closing Date to and including the Revolving Credit Loans





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 40

         Maturity Date, multiplied by (ii) the Applicable Commitment Fee Rate per annum based on a 360 day year and the actual number of days elapsed, which accrued commitment fees shall be payable in arrears on each Quarterly Payment Date and on the Revolving Credit Loans Maturity Date.

                 (b) Kitty Hawk agrees to pay to Agent for the account of Wells Fargo an up-front fee in the amount set forth in the Agent's Letter, which fee shall be payable in such amounts and on such dates as are specified therein (or, if the date for payment of any amount thereof is not specified therein, on the Closing Date).

                 (c) Kitty Hawk agrees to pay to Agent, for its own account, an annual agency fee in the amount set forth in the Agent's Letter, which fee shall be payable in such amounts and on such dates as specified therein.

         Section 2.12 Computations. Interest and fees payable by Kitty Hawk hereunder and under the other Loan Documents on all Loans shall be computed on the basis of a year of 360 days (with respect to Eurodollar Loans) or 365 or 366 days, as the case may be (with respect to Base Rate Loans) and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless, in the case of interest, such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         Section 2.13     Termination or Reduction of Commitments.

                 (a)      Notwithstanding anything to the contrary contained in
         this Agreement,       the Revolving Credit Loans Commitments shall
         automatically terminate at 8:00 a.m. (San Francisco, California time) on the Revolving Loans Commitments Maturity Date and the Term Loans Commitments shall automatically terminate upon the making of the Term Loans on the Closing Date.

                 (b) Kitty Hawk shall have the right to terminate or reduce in part the unused portion of the Revolving Credit Loans Commitments at any time and from time to time, provided that (i) it shall give notice of each such termination or reduction as provided in
         Section 2.9 and (ii) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 or an integral multiple of $100,000 in excess thereof. The Revolving Credit Loans Commitments may not be reinstated after they have been terminated or increased after they have been reduced.

         Section 2.14     Letters of Credit.

                 (a) Subject to the terms and conditions of this Agreement, Kitty Hawk may utilize the Revolving Credit Loans Commitments by requesting that the Issuing Bank issue Letters of Credit; provided, that the aggregate amount of outstanding Letter of Credit Liabilities shall not at any time exceed $20,000,000 and no Letter of Credit shall be issued if, after giving effect to the issuance thereof, the Outstanding Revolving Credit would exceed the Borrowing





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 41

         Base then most recently determined. Upon the date of issue of each Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Revolving Credit Loans Lender, and each Revolving Credit Loans Lender shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation to the extent of such Revolving Credit Loans Lender's Commitment Percentage of the Revolving Credit Loans Commitments.

                 (b) Kitty Hawk shall give the Issuing Bank (with a copy to Agent) at least five Business Days prior notice (effective upon receipt and irrevocable unless appropriately revoked sufficiently prior to issuance of the Letter of Credit) specifying the date of each Letter of Credit and the nature of the transactions to be supported thereby. Upon receipt of such notice and confirmation by the Issuing Bank with Agent that such Letter of Credit may be issued in compliance with this Agreement, the Issuing Bank shall promptly notify Agent of the contents thereof and of each such Lender's Commitment Percentage of the amount of the proposed Letter of Credit, and Agent shall promptly thereupon notify the Revolving Credit Loans Lenders of such information. In addition, the Issuing Bank shall promptly deliver to the Agent a photocopy of such Letter of Credit. Each Letter of Credit shall have an expiration date that does not exceed one year from the date of issuance and that does not extend beyond the Revolving Credit Loans Maturity Date, shall be payable in Dollars, shall support a transaction entered into in the ordinary course of business of Kitty Hawk or its Wholly-Owned Subsidiaries which are Guarantors and Operating Subsidiaries, shall be satisfactory in form and substance to the Issuing Bank, and shall be issued pursuant to such agreements, documents and instruments (including a Letter of Credit Agreement) as the Issuing Bank may reasonably require, none of which shall be inconsistent with this Section 2.14. Each Letter of Credit shall (i) provide for the payment of drafts presented for, on or thereunder by the beneficiary in accordance with the terms thereof, when such drafts are accompanied by the documents (if any) described in the Letter of Credit and (ii) to the extent not inconsistent with the terms hereof or any applicable Letter of Credit Agreement, be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (together with any subsequent revision thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank, the "UCP"), and shall, as to matters not governed by the UCP, be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

                 (c) Kitty Hawk agrees to pay to Agent for the account of each Lender, in arrears on each Quarterly Payment Date (beginning on December 31, 1997) and on the expiration date of each Letter of Credit, a nonrefundable letter of credit fee with respect to each Letter of Credit issued in an amount equal to the Applicable Eurodollar Margin (as in effect from time to time) per annum of the daily average face amount of the Letter of Credit in effect during the period then ended. Agent agrees to pay to each Lender, promptly after receiving any payment of such Letter of Credit fees, such Lender's Commitment Percentage of such fees. Kitty Hawk agrees to pay to Issuing Bank for its own account, concurrently with the issuance of each Letter of Credit, a nonrefundable letter of credit fee with respect to each Letter of Credit issued by the Issuing Bank in an amount equal to one-quarter of one percent





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 42

         (0.25%) of the face amount of the Letter of Credit issued. In addition to the foregoing fees, Kitty Hawk shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses, including, without limitation, administrative, issuance, amendment, payment and negotiation charges, as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

                 (d) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Issuing Bank shall promptly notify Kitty Hawk and each Revolving Credit Loans Lender as to the amount to be paid as a result of such demand or drawing and the respective payment date. If at any time the Issuing Bank shall make a payment to a beneficiary of a Letter of Credit pursuant to a drawing under such Letter of Credit, each Revolving Credit Loans Lender will pay to the Issuing Bank, immediately upon the Issuing Bank's demand at any time commencing after such payment until reimbursement therefor in full by Kitty Hawk, an amount equal to such Lender's Commitment Percentage of such payment, together with interest on such amount for each day from the date of such payment to the date of payment by such Lender of such amount at a rate of interest per annum equal to the Federal Funds Rate.

                 (e) Kitty Hawk shall be irrevocably and unconditionally obligated to immediately reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. The Issuing Bank will pay to each Revolving Credit Loans Lender such Revolving Credit Loans Lender's Commitment Percentage of all amounts received from or on behalf of Kitty Hawk for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Revolving Credit Loans Lender has made payment to the Issuing Bank in respect of such Letter of Credit pursuant to subsection (d) above. Outstanding Reimbursement Obligations shall bear interest at the Default Rate and such interest shall be payable on demand.

                 (f) The Reimbursement Obligations of Kitty Hawk under this Agreement and the other Loan Documents shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances whatsoever, including, without limitation, the following circumstances:

                          (i) Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;

                          (ii) Any amendment or waiver of or any consent to departure from any Loan Document;

                          (iii)   The existence of any claim, setoff,
                 counterclaim, defense or other right which Kitty Hawk or any of its Subsidiaries or other Person may have at any time against any beneficiary of any Letter of Credit, Agent, the Issuing Bank, Lenders or





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 43
                 any other Person, whether in connection with this Agreement or any other Loan Document or any unrelated transaction;

                          (iv) Any statement, draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                          (v) Payment by the Issuing Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, provided, that such payment shall not have constituted gross negligence or willful misconduct of the Issuing Bank; and

                          (vi) Any other circumstance whatsoever, whether or not similar to any of the foregoing, provided that such other circumstance or event shall not have been the result of the gross negligence or willful misconduct of the Issuing Bank.

                 (g) Kitty Hawk assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Neither Agent, the Issuing Bank, Lenders nor any of their respective officers or directors shall have any responsibility or liability to Kitty Hawk or any other Person for: (a) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, (b) errors, omissions, interruptions or delays in transmission or delivery of any messages, (c) the validity, sufficiency or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent or forged or any statement therein is untrue or inaccurate in any respect, (d) the payment by the Issuing Bank to the beneficiary of any Letter of Credit against presentation of any draft or other document that does not comply with the terms of the Letter of Credit, or (e) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit; provided, however, that, notwithstanding the foregoing, Kitty Hawk shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to Kitty Hawk, to the extent of any direct, but not indirect or consequential, damages suffered by Kitty Hawk which Kitty Hawk proves in a final nonappealable judgment were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (ii) the Issuing Bank's willful failure to pay under any Letter of Credit after presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 44

                 (h) All letters of credit issued pursuant to the Prior Credit Agreement which are outstanding as of the Closing Date shall be deemed to be Letters of Credit issued pursuant to this Agreement, which outstanding Letters of Credit are described in Schedule 2.14.


                                   ARTICLE 3

                                    Payments

         Section 3.1 Method of Payment. All payments of principal, interest, fees and other amounts to be made by Kitty Hawk or any Guarantor under this Agreement or any other Loan Document shall be made via wire transfer of funds to Agent c/o Wells Fargo Bank, NA, San Francisco, California, ABA # 1210-00248, for Account No. 4518-151709, Reference: Kitty Hawk, for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 11:00 a.m. (Dallas, Texas time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Kitty Hawk or such Guarantor shall, at the time of making each such payment, specify to Agent the sums payable by such Person under this Agreement or the other Loan Document to which each such payment is to be applied (and in the event that such Person fails to so specify, or if an Event of Default has occurred and is continuing or if a Default would exist after the making of such payment, Agent may apply such payment to such Person's Loans, Reimbursement Obligations and other Obligations in such order and manner as Agent may elect, subject to Section 3.2). Upon the occurrence and during the continuation of an Event of Default, all proceeds of any Collateral and all other funds of Kitty Hawk or any Guarantor in the possession of Agent or any Lender may be applied by Agent to the Obligations in such order and manner as Agent may elect, subject to the provisions of Section 3.2 and 12.8. Notwithstanding the foregoing, however, but subject to and except as otherwise provided in Section 12.8, if an Event of Default has occurred and is continuing, Agent and Lenders agree among themselves that all such payments, proceeds and funds, shall be applied (or, in the case of Letter of Credit Liabilities consisting of the undrawn face amount of Letters of Credit, held by Agent as cash collateral for application against) pro rata to the Outstanding Revolving Credit and to the outstanding principal amount of the Term Loans (based upon (a) the Outstanding Revolving Credit and
(b) the outstanding principal amount of the Term Loans, in each case as a percentage of the sum of the Outstanding Revolving Credit plus the aggregate outstanding principal amount of the Term Loans). Each payment received by Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

         Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement: (a) each Loan shall be made by Lenders under
Section 2.1, each payment of commitment fees under Section 2.11(a) shall be made for the account of Lenders, and each termination or reduction of the Commitments under Section 2.13 shall be applied to the appropriate Commitments





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 45 of the applicable Lenders, pro rata according to the respective unused Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 4.4) shall be made pro rata among Lenders holding Loans of such Type according to the amounts of their respective appropriate Commitments; (c) each payment and prepayment by Kitty Hawk of principal of or interest on Loans of a particular Type shall be made to Agent for the account of Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; (d) Interest Periods for Loans of a particular Type shall be allocated among Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders; and (e) Lenders (other than the Issuing Bank) shall purchase participations in the Letters of Credit pro rata in accordance with their respective Commitment Percentages of the Revolving Credit Loans Commitments.

         Section 3.3 Sharing of Payments, Etc. Subject to Section 12.8, if a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by other Lenders in such amounts, and make such adjustments from time to time, as shall be equitable to the end that all Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. Each of Kitty Hawk and its Subsidiaries agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness, liability or obligation of Kitty Hawk or any of its Subsidiaries.

         Section 3.4 Non-Receipt of Funds by Agent. Unless Agent shall have been notified by a Lender or Kitty Hawk ("Payor") prior to the date on which such Lender is to make payment to Agent of the proceeds of a Loan to be made by it hereunder or Kitty Hawk is to make a payment to Agent for the account of one or more of Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that Payor does not intend to make the Required Payment to Agent, Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if Payor has not in fact made the Required Payment to Agent, the recipient of such payment shall, on demand, pay to Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by Agent until the date Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 46

         Section 3.5      Withholding Taxes.

                 (a) All payments by Kitty Hawk of principal of and interest on the Loans and the Letter of Credit Liabilities and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without deduction by reason of, any present or future taxes, levies, duties, imposts, assessments or other charges levied or imposed by any Governmental Authority (other than any taxes imposed on the overall net income of Agent or any Lender or any lending office of Agent or such Lender by any jurisdiction in which Agent or such Lender or any such lending office is located). If any such taxes, levies, duties, imposts, assessments or other charges are so levied or imposed, Kitty Hawk will (i) make additional payments in such amounts so that every net payment of principal of and interest on the Loans and the Letter of Credit Liabilities and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any such present or future taxes, levies, duties, imposts, assessments or other charges (including any tax imposed on or measured by net income of a Lender attributable to payments made to or on behalf of a Lender pursuant to this Section 3.5 and any penalties or interest attributable to such payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (provided that Kitty Hawk shall not have any obligation to pay such additional amounts to any Lender to the extent that such taxes, levies, duties, imposts, assessments or other charges are levied or imposed by reason of the failure of such Lender to comply with the provisions of Section 3.6), (ii) make such withholding or deduction and (iii) remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the generality of the foregoing, Kitty Hawk will, upon written request of any Lender, reimburse each such Lender for the amount of (A) such taxes, levies, duties, imports, assessments or other charges so levied or imposed by any Governmental Authority and paid by such Lender as a result of payments made by Kitty Hawk under or with respect to the Loans other than such taxes, levies, duties, imports, assessments and other charges previously withheld or deducted by Kitty Hawk which have previously resulted in the payment of the required additional amount to Lender, and (B) such taxes, levies, duties, assessments and other charges so levied or imposed with respect to any Lender reimbursement under the foregoing clause (A), so that the net amount received by such Lender (net of payments made under or with respect to the Loans and the Letter of Credit Liabilities) after such reimbursement will not be less than the net amount such Lender would have received if such taxes, levies, duties, assessments and other charges on such reimbursement had not been levied or imposed. Kitty Hawk shall furnish promptly to Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such payment, withholding or reduction.

                 (b) Kitty Hawk will indemnify Agent and each Lender (without duplication) against, and reimburse Agent and each Lender for, all present and future taxes, levies, duties, imposts, assessments or other charges (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on the overall net income of Agent or such Lender or any lending office of Agent or such Lender by any jurisdiction in which Agent or such Lender or any such lending office is located, on or in respect of this Agreement, any of the Loan Documents or





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 47 the Obligations or any portion thereof ("reimbursable taxes"). Any such indemnification shall be on an after- tax basis, taking into account any such reimbursable taxes imposed on the amounts paid as indemnity.

                 (c) If and to the extent actually known by such Lender, each Lender will use reasonable efforts to notify Kitty Hawk and Agent, in a reasonably prompt fashion after such assignment is made, of any assignment of the Commitments or the Loans by such Lender to an Eligible Assignee which is subject to a withholding tax that will impose any payment obligation upon Kitty Hawk pursuant to this Section
         3.5. Each Lender will use reasonable efforts to notify Kitty Hawk and Agent of any amounts to be paid by Kitty Hawk pursuant to this Section
         3.5 in a reasonably prompt fashion after such Lender becomes aware of the circumstances which require the payment of such amounts by Kitty Hawk. Kitty Hawk shall not be obligated to pay any amounts to a Lender pursuant to this Section 3.5 which accrued more than 90 days prior to the date upon which such Lender initially notified Kitty Hawk of the general circumstances which require such payment.

         Section 3.6 Withholding Tax Exemption. Each Lender that is not incorporated or otherwise formed under the laws of the U.S. or a state thereof agrees that it will, prior to or on or about the Closing Date or the date upon which it becomes a party to this Agreement, deliver to Kitty Hawk and Agent two duly completed copies of U.S. Internal Revenue Service Form 1001, 4224 or W-8, as appropriate, certifying in any case that such Lender is entitled to receive payments from Kitty Hawk under any Loan Document without deduction or withholding of any U.S. federal income taxes. Each Lender which so delivers a Form 1001, 4224 or W-8 further undertakes to deliver to Kitty Hawk and Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Kitty Hawk or Agent, in each case certifying that such Lender is entitled to receive payments from Kitty Hawk under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Kitty Hawk and Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

         Section 3.7 Reinstatement of Obligations. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, if the payment of any amount of principal of or interest with respect to the Loans, the Reimbursement Obligations or any other amount of the Obligations, or any portion thereof, is rescinded, voided or must otherwise be refunded by Agent, any Lender or Issuing Bank upon the insolvency, bankruptcy or reorganization of Kitty Hawk or any of its Subsidiaries or otherwise for any reason whatsoever, then each of (a) the Obligations, (b) the Loan Documents (including, without limitation, this Agreement, the Notes and the Security Documents), (c) the indebtedness, liabilities and obligations of Kitty Hawk and its Subsidiaries under the Loan Documents, and (d) all Liens for the benefit of Agent and Lenders created under or evidenced by the Loan Documents, will be automatically reinstated and become automatically effective and in full force





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 48 and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made.

                                   ARTICLE 4

                        Yield Protection and Illegality

         Section 4.1      Additional Costs.

                 (a) Kitty Hawk shall pay directly to each Lender from time to time, within ten days after the request of such Lender, the costs incurred by such Lender which such Lender reasonably determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any of such Loans, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change occurring after the Closing Date which:

                          (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than income taxes and franchise taxes attributable to net income of such Lender or its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                          (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof, but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar
                 Rate); or

                          (iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.

         Each applicable Lender will notify Kitty Hawk (with a copy to Agent) of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 4.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by Kitty Hawk) will, if and to the extent that it is reasonably feasible for such Lender to do so given administrative and other considerations, designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender. Each applicable Lender will furnish Kitty Hawk with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this Section 4.1(a). If any Lender requests compensation from Kitty





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 49

         Hawk under this Section 4.1(a), Kitty Hawk may, by notice to such Lender (with a copy to Agent), suspend the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

                 (b) Without limiting the effect of the foregoing provisions of this Section 4.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to Kitty Hawk (with a copy to Agent), the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

                 (c) Determinations and allocations by any Lender for purposes of this Section 4.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or issue Letters of Credit or of making or maintaining Loans or issuing Letters of Credit or on amounts receivable by it in respect of Loans or Letters of Credit, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis.

         Section 4.2 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

                 (a) Agent determines (which determination shall be made reasonably and in good faith and shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

                 (b) any Lender determines (which determination shall be in good faith and shall be conclusive absent manifest error) and notifies Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" in
         Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to such Lender of making or maintaining such Loans for such Interest Period;

then Agent shall give Kitty Hawk prompt notice thereof and, so long as such condition remains in effect, such Lender shall be under no obligation to make Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and Kitty Hawk shall, on the last day(s) of the then current Interest





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 50

Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

         Section 4.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans or (b) maintain Eurodollar Loans, then such Lender shall promptly notify Kitty Hawk thereof (with a copy to Agent) and such Lender's obligation to make or maintain Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.4 hereof shall be applicable).

         Section 4.4 Treatment of Affected Loans. If the obligation of any Lender to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans is suspended pursuant to Section 4.1 or 4.3 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Section 4.1(b) or 4.3 hereof, on such earlier date as such Lender may specify to Kitty Hawk (with a copy to Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to such Conversion no longer exist:

                 (a) To the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                 (b) All Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into Base Rate Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to Kitty Hawk (with a copy to Agent) that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

         Section 4.5 Compensation. Kitty Hawk shall pay to Agent for the account of each Lender, promptly upon the request of such Lender through Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 51

                 (a) any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to Section 11.2) on a date other than the last day of an Interest Period for such Loan; or

                 (b) any failure by Kitty Hawk for any reason (including, without limitation, the failure of any conditions precedent specified in Article 6 to be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such borrowing, Conversion or prepayment specified in the relevant notice of borrowing, prepayment or Conversion under this Agreement.

The loss (as opposed to cost or expense) to be compensated under clause (a) of this Section 4.5 shall not exceed an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or Converted to the last day of the Interest Period at the applicable rate for such Eurodollar Loan over (ii) the cost to the applicable Lender of the interest component of such Eurodollar Loan which otherwise would have accrued.

         Section 4.6 Capital Adequacy. If, after the Closing Date, any Lender shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (excluding any law, rule or regulation in existence as of the Closing Date which implements the Basle Accord as it exists as of the Closing Date but including any other law, rule or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (excluding any guideline or other requirement in existence as of the Closing Date which implements the Basle Accord as it exists as of the Closing Date but including any other guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to Agent), Kitty Hawk shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this
Section 4.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

         Section 4.7 Additional Interest on Eurodollar Loans. Kitty Hawk shall pay, directly to Agent for the account of each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate applicable to such Eurodollar Loan.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 52

Each payment of additional interest pursuant to this Section 4.7 shall be payable by Kitty Hawk on each date upon which interest is payable on such Eurodollar Loan pursuant to Section 2.4(b); provided, however, that Kitty Hawk shall not be obligated to make any such payment of additional interest until the first Business Day after the date when Kitty Hawk has been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such Reserve Requirement (after which time Kitty Hawk shall be obligated to make all such payments of additional interest, including, without limitation, such payment of additional interest that otherwise would have been payable by Kitty Hawk on or prior to such time had Kitty Hawk been earlier informed).

         Section 4.8 Mitigation of Additional Costs. It is the general intent of the parties hereto that, with respect to the matters referred to in Sections 3.5, 4.1(a) and 4.6, Kitty Hawk shall not be discriminated against by any Lender relative to such Lender's general practice with respect to borrowers of comparable credits extended by such Lender under comparable circumstances. Accordingly, for purposes of Sections 3.5, 4.1(a) and 4.6, each Lender agrees to use reasonable efforts to ensure that Kitty Hawk is not requested to pay increased costs of a kind or type which are not also generally requested to be paid by borrowers of comparable credits extended by such Lender under comparable circumstances. In connection with any request that Kitty Hawk pay increased costs pursuant to Section 3.5, 4.1(a) or 4.6, the Lender requesting such payment shall deliver to Kitty Hawk and Agent information in reasonable detail specifying the events giving rise to such increased costs, the basis for determining and allocating such increased costs and a good faith estimate (if and to the extent feasible) of the amounts of such particular increased costs which may be incurred in the future.


                                   ARTICLE 5

                                    Security

         Section 5.1 Collateral. To secure the full and complete payment and performance of the Obligations, each of Kitty Hawk and its Subsidiaries, other than AIC, shall, on or before the Closing Date, grant to Agent for the benefit of Agent and Lenders a perfected, first priority Lien on all of its right, title and interest in and to the following Property and all products and proceeds thereof, whether now owned or hereafter acquired, pursuant to the Security Documents as more specifically provided in the Security Documents, all of which Collateral shall secure payment and performance of all of the
Obligations:

                 (a) all Capital Stock of each of the Subsidiaries of Kitty Hawk other than AIC and other than Foreign Subsidiaries, and 65% of the shares of each class of Capital Stock of each of the Foreign Subsidiaries of Kitty Hawk;

                 (b) all AIA Aircraft and all engines, appliances and spare parts installed in or appurtenant to any such AIA Aircraft; and

                 (c) all accounts (including, without limitation, Receivables), Parts (including, without limitation, rotable spare parts), inventory, chattel paper and general intangibles





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 53

         (including, without limitation, contract rights) and other personal Property specified in the Security Agreements.

Kitty Hawk and its Subsidiaries covenant to Agent and Lenders that none of the Capital Stock to be pledged in accordance with this Section 5.1 shall be subject to any transfer restriction, shareholders' agreement or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to Agent. In connection with and in addition to the foregoing, Kitty Hawk and its Subsidiaries shall execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers and financing statements) as Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section 5.1.

         Section 5.2 Guaranties. Each of the Subsidiaries of Kitty Hawk, other than AIC, in existence on the Closing Date shall guarantee the payment and performance of the Obligations pursuant to the applicable Guaranty.

         Section 5.3 New AIA Aircraft Related Collateral. Kitty Hawk and its Subsidiaries shall, promptly (and, in any event within ten Business Days) after any request made by Agent after the acquisition of any equipment or enhancement to any AIA Aircraft, execute, acknowledge and deliver to Agent, in favor of Agent for the benefit of Agent and Lenders, such agreements, documents and instruments, including, without limitation, Aircraft Mortgages or Security Agreements or amendments or modifications to Aircraft Mortgages or Security Agreements, covering such acquired equipment or enhancements as may reasonably be requested by Agent, together with evidence reasonably satisfactory to Agent and its counsel of Agent's valid, first priority Lien on the equipment and enhancements acquired as security for the payment and performance of the Obligations.

         Section 5.4 New Subsidiaries; New Issuances of Capital Stock. Contemporaneously with the creation or acquisition of any Subsidiary of Kitty Hawk, Kitty Hawk or the Subsidiary of Kitty Hawk which owns such new Subsidiary (as applicable) shall, and (with respect to clauses (b) and (c) below) shall cause each such new Subsidiary to:

                 (a) grant or cause to be granted to Agent a perfected, first priority Lien in (i) all Capital Stock or other ownership interests in or indebtedness of such Subsidiary, other than a Foreign Subsidiary, owned by Kitty Hawk or any Subsidiary of Kitty Hawk (to the extent such Capital Stock or other ownership interests or indebtedness are already not so pledged to Agent) and (ii) 65% of the shares of each class of Capital Stock of each of the Foreign Subsidiaries of Kitty Hawk, in each case as security for the payment and performance of the Obligations;

                 (b) Guarantee the payment and performance of the Obligations by executing and delivering to Agent an appropriate Guaranty; provided, however, that no Foreign Subsidiary shall be required to execute and deliver any such Guaranty; and

                 (c) execute and deliver to Agent an appropriate Security Agreement and such other Security Documents as Agent may reasonably request to grant to Agent, for the benefit





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 54 of Agent and Lenders, a perfected, first priority Lien on all Property of such Subsidiary of the type described in clause (c) of Section 5.1 as security for the payment and performance of the Obligations; provided, however, that no Foreign Subsidiary shall be required to execute and delivery any such Security Agreement or other Security Document or grant any such Lien.

Contemporaneously with the issuance of any additional Capital Stock of any of the Subsidiaries of Kitty Hawk after the Closing Date, Kitty Hawk (as applicable) shall, and shall cause each of its Subsidiaries (as applicable) to, grant or cause to be granted to Agent, for the benefit of Agent and Lenders, a perfected, first priority Lien in all Capital Stock or other ownership interests in such Subsidiary (or, if such Subsidiary is a Foreign Subsidiary, in 65% of the shares of each class of Capital Stock) owned by Kitty Hawk or any Subsidiary of Kitty Hawk (to the extent such Capital Stock or other ownership interests were not previously pledged to Agent) as security for the payment and performance of the Obligations. Kitty Hawk and its Subsidiaries covenant to Agent and Lenders that none of the Capital Stock to be pledged in accordance with this Section 5.4 shall be subject to any transfer restriction, shareholders' agreement or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to Agent. In connection with and in addition to the foregoing, Kitty Hawk and its Subsidiaries shall execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers and financing statements) as Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section 5.4.

         Section 5.5      Release of Certain Collateral.

                 (a) Single Aircraft Release. Agent and Lenders agree that, upon five Business Days prior written request from Kitty Hawk and if (but only if) Kitty Hawk prepays the applicable outstanding principal amount of the Term Loans by an aggregate amount equal to the AIA Aircraft Release Amount attributable to a particular AIA Aircraft, Agent shall (at Kitty Hawk's expense) release its Lien on such AIA Aircraft; provided, however, that, in the event that Agent requests such an appraisal in connection with such request for a release made at any time after November 19, 1999, and such request is not made by Kitty Hawk in connection with a casualty loss of such AIA Aircraft, Agent shall have no obligation to release its Lien on such AIA Aircraft unless Agent shall have received a then current appraisal of all AIA Aircraft that will remain subject to Agent's Lien under the Aircraft Mortgages after giving effect to such requested release (the "Remaining AIA Aircraft"), which appraisal must be in form, substance and content reasonably satisfactory to Agent and must be performed by an appraiser reasonably satisfactory to Agent and must show that, after giving effect to such prepayment, the aggregate outstanding principal amount of the Term Loans will be less than or equal to 80% of the appraised value of the Remaining AIA Aircraft; and provided, further, however, that Agent shall have no obligation to release its Lien on such AIA Aircraft if a Default shall have occurred and be continuing. Furthermore, and notwithstanding anything to the contrary contained herein, Agent shall not be required to execute any document effectuating any release of a Lien on terms which, in Agent's reasonable judgment, would expose Agent to liability or create any obligation not reimbursed by Kitty Hawk or entail any warranty by Agent (other than that Agent holds the Lien and enforceably releases





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 55

         it) or would, in any manner, discharge, affect or impair any of the Obligations or any of Agent's Liens on any Collateral not required to be so released or any proceeds thereof.

                 (b) Mandatory Engine Release. Agent and Lenders agree that, upon five Business Days prior written request from Kitty Hawk, Agent shall (at Kitty Hawk's expense) release its Lien on a particular Engine if (but only if) (i) Aircargo grants to Agent, for the benefit of Agent and Lenders as security for the payment and performance of the Obligations, a perfected, first priority Lien on a replacement Engine having a fair market value, as determined by Agent in good faith, equal to or greater than the fair market value of such Engine to be released (which value shall be evidenced by an appraisal if Agent so requests) pursuant to an Aircraft Mortgage, and (ii) such Lien referred to in clause (i) preceding is insured by a mortgagee's policy of title insurance in form and substance reasonably satisfactory to Agent.

                 (c) Optional Engine Release. Agent may, but shall not at any time be obligated to, in its discretion from time to time and without the consent of any Lender or Lenders, release Agent's Liens securing the Obligations on engines which constitute a part of the AIA Aircraft but which have been detached from the AIA Aircraft for overhaul or maintenance; provided, however, that (i) no such release may occur prior to January 1, 1999, (ii) no more than six engines may be so released during calendar year 1999, no more than 12 engines may be released during calendar years 1999 and 2000, no more than 18 engines may be released during calendar years 1999, 2000 and 2001 and no more than 24 engines may be released during calendar years 1999, 2000, 2001 and 2002, in each case in the aggregate for all such years, and (iii) Agent may, in its discretion, impose any one or more conditions to any such release, including, without limitation, the condition that Agent be granted perfected, first priority Liens securing the Obligations on substitute engines.

         Section 5.6 Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to Kitty Hawk or any of its Subsidiaries or any other Person (any such notice being hereby expressly waived by Kitty Hawk and its Subsidiaries), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of Kitty Hawk or any of its Subsidiaries against any and all of the Obligations of Kitty Hawk or any of its Subsidiaries now or hereafter existing under this Agreement, any of such Lender's Notes or any other Loan Document, irrespective of whether or not Agent or such Lender shall have made any demand under this Agreement, any of such Lender's Notes or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify Kitty Hawk (with a copy to Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

         Section 5.7 Title Insurance. Aircargo shall (at its sole cost and expense) purchase and maintain owner and mortgagee policies of title insurance (or, if acceptable to Required Lenders, amendments or endorsements to existing polices of title insurance) insuring that Aircargo has





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 56 indefeasible title to each of the AIA Aircraft and that Agent, for the benefit of Agent and Lenders, holds a perfected, first priority Lien on each of the AIA Aircraft pursuant to the Loan Documents as security for the payment and performance of the Obligations. The mortgagee policy of title insurance in favor of Agent shall be in the amount of $45,900,000 and shall be issued by the Title Company or another title insurance company reasonably acceptable to Agent and shall contain such terms and provisions as are reasonably acceptable to Agent.


                                   ARTICLE 6

                              Conditions Precedent

         Section 6.1 Initial Extension of Credit. The obligation of each Lender to make its initial Loan under this Agreement and the obligation of the Issuing Bank to issue the initial Letter of Credit under this Agreement are subject to the conditions precedent that Agent shall have received, on or before the Closing Date, all of the following in form and substance reasonably satisfactory to Agent and, in the case of actions to be taken, evidence that the following required actions have been taken to the satisfaction of Agent:

                 (a) Resolutions. Resolutions of the Board of Directors of each Company certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by such Company of the Loan Documents to which it is or is to be a party (including, without limitation, with respect to Aircargo, resolutions which authorize the Aircraft Mortgages and the other Security Documents relating to the AIA Aircraft);

                 (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Company certifying the name of each officer or other representative of such Company (i) who is authorized to sign the Loan Documents to which such Company is or is to be a party (including any certificates contemplated therein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

                 (c) Articles or Certificates of Incorporation, etc. The articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other applicable constitutional document of each Company certified by the Secretary of State or other applicable Governmental Authority of the jurisdiction of incorporation or organization of such Company and dated as of a Current Date;

                 (d) Bylaws. The bylaws of each Company certified by the Secretary or an Assistant Secretary of such Company;





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 57

                 (e) Governmental Certificates. Certificates of appropriate officials confirming (i) the existence and good standing, status or compliance, as applicable, of each Company in its respective jurisdiction of incorporation or organization and any and all jurisdictions where such Company is qualified to do business as a foreign corporation or other entity, each such certificate to be dated as of a Current Date, (ii) that Aircargo is an air carrier certified by the FAA and qualifies in all respects as a citizen of the U.S. as defined in the Federal Aviation Act, (iii) that Aircargo is the registered owner of each of the AIA Aircraft pursuant to proper registrations under the Federal Aviation Act, and (iv) that each of the AIA Aircraft is airworthy as evidenced by a valid, current Certificate of Airworthiness issued by the FAA with respect to such AIA Aircraft;

                 (f) Revolving Credit Loans Notes. The Revolving Credit Loans Notes duly completed and executed by Kitty Hawk;

                 (g) Term Loans Notes. The Term Loans Notes duly completed and executed by Kitty Hawk;

                 (h) Guaranties. A Guaranty executed by each of the Companies other than Kitty Hawk;

                 (i) Security Documents. The Security Documents executed by each of the Companies, including, without limitation, Security Agreements executed by each of the Companies and Aircraft Mortgages executed by Aircargo;

                 (j) Stock Certificates. The stock certificates representing all of the issued and outstanding Capital Stock of each of the Companies, other than Kitty Hawk, in each case accompanied by appropriate instruments of transfer or stock powers signed in blank (as appropriate);

                 (k) Insurance Policies. Copies of all insurance policies required by this Agreement and the other Loan Documents, together with loss payable endorsements naming Agent as loss payee under all such casualty insurance policies and Agent as an additional insured party under all such liability policies;

                 (l) Financing Statements. Financing statements and all other requisite filing documents executed by the Companies necessary to perfect the Liens created pursuant to the Security Documents;

                 (m) Title and Lien Searches. (i) Title and Lien searches performed by the Title Company confirming that (A) each of the AIA Aircraft is duly registered with the FAA in the name of Aircargo, (B) Agent, for the benefit of Agent and Lenders, has a perfected, first priority Lien in the AIA Aircraft as security for the payment and performance of the Obligations; (ii) a policy of title insurance (or amendments or endorsements thereto) for each of the AIA Aircraft with Agent as named insured as required pursuant to Section 5.7; and (iii) Lien searches in the names of each of the Companies (and in all names under which each





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
         such Person has done business within the last five years and in all names of Persons who previously owned any of the material Properties constituting Collateral as Agent may reasonably require) in each state where each such Person maintains an office or has Property, showing no financing statements or other Lien instruments of record except for Permitted Liens and Liens not otherwise prohibited by Section 9.2;

                 (n) Consents. Copies of all material consents necessary for the execution, delivery and performance by each of the Companies of the Loan Documents to which it is a party, including, without limitation, any consents or waivers to the grant of a Lien in the Collateral or execution of a Guaranty, which consents shall be certified by a Responsible Officer of the applicable Company as true and correct copies of such consents as of the Closing Date;

                 (o) Permits. If and to the extent required by Agent, copies of all material Permits affecting each Company in connection with its businesses or any of the Properties owned or leased by it, and evidence reasonably satisfactory to Agent that such Permits are in full force and effect;

                 (p) Payment of Fees and Expenses. Kitty Hawk shall have paid to Agent the up-front fee and agency fee referred to in Section
         2.11 that are payable on or before the Closing Date and, to the extent required by Agent, Kitty Hawk shall have paid all fees, costs and expenses of or incurred by Agent and its counsel referred to in
         Section 13.1 to the extent billed on or before the Closing Date and payable pursuant to this Agreement;

                 (q) Regulatory Approvals. Evidence reasonably satisfactory to Agent that all filings, consents or approvals with or of Governmental Authorities necessary to consummate each of (i) the Merger, (ii) the Common Stock Offering, (iii) the Note Offering, and
         (iv) the transactions contemplated by this Agreement and the other Loan Documents, have been made and obtained, as applicable (including, without limitation, all approvals or filings (if any) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the lapse of all waiting periods with respect thereto);

                 (r) Compliance with Laws. As of the Closing Date, each Company shall have complied with all Governmental Requirements necessary to consummate each of (i) the Merger, (ii) the Common Stock Offering, (iii) the Note Offering, and (iv) the transactions contemplated by this Agreement and the other Loan Documents;

                 (s) No Prohibitions. No Governmental Requirement shall prohibit the consummation of the transactions contemplated by each of
         (i) the Merger, (ii) the Common Stock Offering, (iii) the Note Offering, and (iv) this Agreement or any other Loan Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of any of such transactions or otherwise have a Material Adverse Effect;





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 59

                 (t) No Material Adverse Change. As of the Closing Date, no material adverse change shall have occurred with respect to the financial condition, results of operations, business, operations, capitalization, liabilities or prospects of Kitty Hawk or any of its Subsidiaries since June 30, 1997;

                 (u) Disbursement Instructions. On or before the Closing Date, written instructions to Agent from Kitty Hawk regarding the disbursement of the proceeds of the Loans on the Closing Date, which instructions shall include the request that the proceeds of the Term Loans to be advanced on the Closing Date shall be disbursed to Wells Fargo (as agent under the Prior Credit Agreement) in payment of the AIA Fleet Advance in accordance with Section 2.10(b);

                 (v) Financial Statements. Copies of each of the financial statements referred to in Section 7.2;

                 (w) Opinions of Counsel. Favorable opinions of counsel for Kitty Hawk and its Subsidiaries relating to (i) the Loan Documents and the transactions contemplated thereby, (ii) the Related Transactions Documents and the Related Transactions contemplated thereby, (iii) Kitty Hawk and its Subsidiaries, and (iv) such other matters as Agent may reasonably request;

                 (x) Appraisals. A current appraisal of each of the AIA Aircraft, which appraisals must be in form, substance and content reasonably satisfactory to Agent and must be performed by an independent appraiser or appraisers reasonably satisfactory to Agent and must show that the aggregate appraised value of the AIA Aircraft is $63,200,000 or more (which Agent acknowledges has been received);

                 (y) Consummation of Merger. The Merger shall have been consummated in accordance with the Merger Agreement, a true and correct copy of which Merger Agreement and certificate of merger therefor issued by the Secretary of State of Michigan shall have been delivered to Agent, and the aggregate purchase price paid or payable by Kitty Hawk and its Subsidiaries in connection with the Merger shall not exceed any of the following (individually or in the aggregate):
         (i) the assumption and/or repayment of an aggregate amount in excess of $305,000,000 of indebtedness of any Kalitta Company or any of its Affiliates; (ii) $20,000,000 in cash or cash equivalents paid or payable in connection with Kitty Hawk's acquisition of the Capital Stock of KFS; and (iii) 4,099,000 of shares of common stock of Kitty Hawk issued in connection with Kitty Hawk's acquisition of the Capital Stock of the Kalitta Companies other than KFS;

                 (z) Consummation of Common Stock Offering. The Common Stock Offering shall have been consummated as (in all material respects) described in the Registration Statement, a true and correct copy of which shall have been delivered to Agent, and, in connection therewith, Kitty Hawk shall have received gross proceeds of $40,000,000 or more;





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 60

                 (aa) Consummation of Note Offering. The Note Offering shall have been consummated in accordance with the Indenture, a true and correct copy of which shall have been delivered to Agent, and as (in all material respects) described in the Offering Memorandum and, in connection therewith, Kitty Hawk shall have received gross proceeds of $325,000,000 or more;

                 (bb) Minimum Adjusted EBITDA. For the 9 month period ended September 30, 1997, Kitty Hawk and its Subsidiaries and the Kalitta Companies (without duplication) shall have combined Adjusted EBITDA of $47,000,000 or more;

                 (cc) Environmental Reports. Agent shall have received environmental reports pertaining to the real Properties of Kitty Hawk and its Subsidiaries which evidence that, to the satisfaction of Agent, there do not exist any material environmental liabilities;

                 (dd) Solvency Certificate. A Solvency Certificate (together with the Pro Forma and Projections referred to therein) executed by the chief financial officer of each of the Companies which evidences that each of the Companies (including the Kalitta Companies), both immediately prior to and immediately after giving effect to the Related Transactions, is Solvent.

                 (ee) Maximum Funded Debt; Payment of Existing Debt; Minimum Cash. As of the Closing Date (and after giving effect to the consummation of the Related Transactions and the use of proceeds of the Common Stock Offering and the Notes Offering), (i) Funded Debt of Kitty Hawk and its Subsidiaries (including the Kalitta Companies) shall not exceed $400,000,000; (ii) the Debt of Kitty Hawk and its Subsidiaries identified on Schedule 6.1 shall have been paid in full with the proceeds of the Common Stock Offering, the Note Offering and/or the proceeds of the initial Loans to be advanced under this Agreement; and (iii) Kitty Hawk and its Subsidiaries shall have cash of $40,000,000 or more;

                 (ff) Payment of Amounts owed under the Prior Credit Agreement. Kitty Hawk or Leasing (as applicable), i.e., whichever is the primary obligor with respect to such indebtedness under the Prior Credit Agreement, shall have paid to Wells Fargo (as agent under the Prior Credit Agreement) all accrued interest, fees, costs and expenses and other amounts payable by it under the Prior Credit Agreement;

                 (gg) Letters of Credit. With respect to the issuance of a Letter of Credit, the Letter of Credit Agreement in the form required by the Issuing Bank with respect thereto executed by Kitty Hawk; and

                 (hh) Bank One Interest Rate Protection Agreement. The Bank One Interest Rate Protection Agreement shall have been terminated.

Kitty Hawk shall deliver, or cause to be delivered, to Agent sufficient counterparts of each agreement, document or instrument to be received by Agent under this Section 6.1 to permit Agent to distribute a copy of the same to each of Lenders. After the request of Kitty Hawk, Agent shall inform Kitty





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 61

Hawk in writing as to the status of satisfaction of the conditions precedent set forth in this Section 6.1.

         Section 6.2 All Extensions of Credit. The obligation of each Lender to make any Loan (including the initial Loans) under this Agreement and the obligation of the Issuing Bank to issue any Letter of Credit (including the initial Letter of Credit) under this Agreement are subject to the satisfaction of each of the conditions precedent set forth in Section 6.1 and each of the following additional conditions precedent:

                 (a) No Default or Material Adverse Effect. No Default shall have occurred and be continuing or would result from such Loan or Letter of Credit, and no Material Adverse Effect shall have occurred since June 30, 1997;

                 (b) Representations and Warranties. All of the representations and warranties of the Companies contained in Article 7 hereof and in the other Loan Documents shall be true and correct on and as of the date of such Loan or Letter of Credit with the same force and effect as if such representations and warranties had been made on and as of such date;

                 (c) Borrowing Base. After giving effect to such Loan and/or Letter of Credit requested to be made and/or issued, respectively, the Outstanding Revolving Credit shall not exceed the Borrowing Base then in effect; and

                 (d) Additional Documentation. Agent shall have received such additional approvals, opinions, agreements, documents, instruments and certificates as Agent may reasonably request.

Each notice of borrowing or request for the issuance of a Letter of Credit by Kitty Hawk hereunder shall constitute a representation and warranty by Kitty Hawk that the conditions precedent set forth in Sections 6.2(a) and (b) have been satisfied (both as of the date of such notice and, unless Kitty Hawk otherwise notifies Agent prior to the date of such borrowing or Letter of Credit, as of the date of such borrowing or Letter of Credit).

         Section 6.3      Closing Certificates.   The Companies shall,
concurrently with the Closing Date, execute and deliver to Agent a Closing Certificate in form and substance reasonably satisfactory to Agent certifying as to the satisfaction of each of the conditions precedent set forth in Section
6.1 and 6.2 which are required to be satisfied on or before the Closing Date.

                                   ARTICLE 7

                         Representations and Warranties

         Each of the Companies jointly and severally represents and warrants to Agent and Lenders that the following statements are, and after giving effect to the funding of the initial Loans on the Closing Date will be, true, correct and complete:





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 62

         Section 7.1 Corporate Existence. Each of Kitty Hawk and its Subsidiaries (a) is a corporation or, with respect to AIC, a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its Properties and carry on its business as now being or as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each of Kitty Hawk and its Subsidiaries has the power, authority and legal right to execute, deliver and perform its obligations under the Loan Documents and the Related Transaction Documents to which it is or may become a party.

         Section 7.2      Financial Statements.

                 (a) Kitty Hawk has delivered to Agent and Lenders (i) audited consolidated and consolidating financial statements of Kitty Hawk and its Subsidiaries as of and for the fiscal years ended August 31, 1995 and August 31, 1996, and for the four month period ended December 31, 1996, (ii) unaudited interim financial statements of Kitty Hawk and its Subsidiaries as of and for the periods ended March 31, 1997, (iii) audited consolidated and consolidating financial statements of AIA and its Subsidiaries as of and for the fiscal year ended December 31, 1996, and (iv) unaudited interim financial statements of AIA and its Subsidiaries as of and for the period ended June 30, 1997. Such financial statements are complete, true and correct, have been prepared in accordance with GAAP and fairly and accurately present, on a consolidated and consolidating (where applicable) basis, the financial condition of Kitty Hawk and its consolidated Subsidiaries or AIA and its consolidated Subsidiaries (as applicable) as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Kitty Hawk nor any of its Subsidiaries, nor AIA or any of its Subsidiaries, has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements. There has not been, as of the Closing Date, any material adverse change in the business, condition (financial or otherwise), operations, prospects or Properties of any Company since the effective dates of the most recent applicable financial statements referred to in this Section 7.2.

                 (b) The Pro Forma Balance Sheet was prepared by Kitty Hawk on a basis substantially consistent with the financial statements referred to in Section 7.2(a), with only such adjustments thereto as would be required in accordance with GAAP. Neither Kitty Hawk nor any of its Subsidiaries has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments except as referred to or reflected in the Pro Forma.

                 (c) The Projections were prepared by Kitty Hawk on a basis substantially consistent with the financial statements referred to in Section 7.2(a). The Projections represent, as of the Closing Date, the good faith estimate of Kitty Hawk and its senior management concerning the probable financial condition and performance of Kitty Hawk and its Subsidiaries based on assumptions believed to be reasonable at the time made.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 63

         Section 7.3 Corporate Action; No Breach. The execution, delivery and performance by each Company of the Loan Documents and the Related Transaction Documents to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate or other entity action on the part of each Company and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles or certificates of incorporation or bylaws of any Company, (ii) any Governmental Requirement or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (iii) any agreement, document or instrument to which any Company is a party or by which any Company or any of its Property is bound or subject, or (b) constitute a default under any such agreement, document or instrument, or result in the creation or imposition of any Lien (except a Lien in favor of Agent for and on behalf of Lenders under the Security Documents as provided in Article 5) upon any of the revenues or Property of any Company.

         Section 7.4 Operation of Business. Each of Kitty Hawk and its Subsidiaries possesses all Permits, franchises, licenses, patents, copyrights, trademarks, tradenames and authorizations or rights thereto necessary or appropriate to conduct its business substantially as now conducted and as presently proposed to be conducted. None of such Persons is in violation of any valid rights of others with respect to any of the foregoing.

         Section 7.5      Litigation and Judgments.  Except as disclosed on
Schedule 7.5 hereto, there is no action, suit, investigation or proceeding before or by any Governmental Authority or arbitrator pending or, to the knowledge of any Company, threatened against or affecting Kitty Hawk or any of its Subsidiaries that could, if adversely determined, reasonably be expected to have a Material Adverse Effect. There are no outstanding judgments against any Company. No Company has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage that could reasonably be expected to have a Material Adverse Effect.

         Section 7.6 Rights in Properties; Liens. Aircargo is the true and lawful owner of each of the AIA Aircraft and is the registered owner of each of the AIA Aircraft pursuant to proper registrations under the Federal Aviation Act. Aircargo is an air carrier certified by the FAA and qualifies in all respects as a citizen of the U.S. as defined in the Federal Aviation Act. Each of the AIA Aircraft, other than Aircraft AD, is in freight configuration and, as of the Closing Date, 14 of the AIA Aircraft are subject to an ACMI Agreement which is in full force and effect. None of the AIA Aircraft is subject to a true lease which constitutes an interest in such aircraft which is recordable with the FAA. None of the Companies owns any material Parts other than Aircargo, Leasing, AIA, KFS and OK, and, as of the Closing Date, no material portion of the Parts owned by such Companies, other than Parts in transit for installation or Parts in the process of being refurbished, are located at other than the addresses specified in the Security Agreement executed by such Company. None of the Properties or leasehold interests (excluding Non-Collateral Aircraft) of any Kitty Hawk or any of its Subsidiaries is subject to any Lien, except Permitted Liens.

         Section 7.7 Enforceability. The Loan Documents have been duly and validly executed and delivered by each of the Companies that is a party thereto as of the Closing Date, and such Loan





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 64

Documents constitute the legal, valid and binding obligations of the Companies, enforceable against the Companies in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

         Section 7.8 Approvals. No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority or third party is or will be necessary for the execution, delivery or performance by any Company of any of the Loan Documents to which it is or will be a party or for the validity or enforceability thereof, except for such consents, approvals and filings as have been (or will have been as of the Closing Date) validly obtained or made and are in full force and effect. None of Kitty Hawk or any of its Subsidiaries has failed to obtain any material governmental consent, approval, license, Permit, franchise or other governmental authorization necessary for the ownership or use of any of its Properties or the conduct of its business.

         Section 7.9 Debt. As of the Closing Date, neither Kitty Hawk nor any of its Subsidiaries has any Debt except for (a) the Obligations, (b) the Senior Notes, and (c) the Debt disclosed on Schedule 7.9 hereto.

         Section 7.10 Taxes. Except as disclosed on Schedule 7.10 hereto, Kitty Hawk and its Subsidiaries have filed all tax returns (federal, state and local) required to be filed, including all income, franchise, employment, Property and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges and other levies that are due and payable. No Company is aware of any pending investigation of Kitty Hawk or any of its Subsidiaries by any taxing authority or of any pending but unassessed tax liability of Kitty Hawk or any of its Subsidiaries. No tax Liens have been filed and, except as disclosed on Schedule 7.10, no claims are being asserted against Kitty Hawk or any of its Subsidiaries with respect to any taxes. Except as disclosed on Schedule 7.10 hereto, as of the Closing Date, none of the income tax returns of Kitty Hawk or any of its Subsidiaries is under audit. The charges, accruals and reserves on the books of Kitty Hawk and its Subsidiaries in respect of taxes or other governmental charges are in accordance with GAAP.

         Section 7.11 Margin Securities. Neither Kitty Hawk nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 7.12 ERISA. Neither any Company nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan other than the Pension Plans identified on Schedule 7.12. Each Plan of each Company is in compliance in all material respects with all applicable provisions of ERISA and the Code. Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan. No notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan, nor has the PBGC instituted any such proceedings. Neither





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 65 any Company nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each Company and each ERISA Affiliate has met its minimum funding requirements under ERISA and the Code with respect to all of its Plans subject to such requirements, and, as of the Closing Date, except as specified on Schedule 7.12, the present value of all vested benefits under each funded Plan (exclusive of any Multiemployer Plan) do not and will not exceed the fair market value of all such Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan and in accordance with ERISA. Neither any Company nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA. No litigation is pending or threatened concerning or involving any Plan. There are no unfunded or unreserved liabilities (on either a going-concern basis or a wind-up basis) relating to any Plan that could, individually or in the aggregate, have a Material Adverse Effect if such Company were required to fund or reserve such liability in full. As of the Closing Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan.
As of the Closing Date, no unfunded or unreserved liability for benefits under any Plan exceed $100,000, with respect to any Plan, or $100,000 in the aggregate with respect to all such Plans or Plans (exclusive of any Multiemployer Plans) on either a going-concern basis or a wind-up basis.

         Section 7.13 Disclosure. No written statement, information, report, representation or warranty made by any Company in any Loan Document or furnished to Agent or any Lender by any Company in connection with the Loan Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Company which has had a Material Adverse Effect or which could reasonably be expected to have a Material Adverse Effect.

         Section 7.14     Capitalization.

                 (a) On and as of the Closing Date, the number and class of the authorized Capital Stock, the par value per share and the number of shares issued and outstanding with respect to the Capital Stock of each of the Subsidiaries of Kitty Hawk is as set forth on
         Schedule 7.14. Kitty Hawk owns all of the issued and outstanding Capital Stock each of its Subsidiaries other than AIC, and AIA owns 60% of the partnership interests of AIC.

                 (b) On and as of the Closing Date, Kitty Hawk has no Subsidiaries other than Aircargo, Leasing, Charters, Skyfreighters (an inactive Texas corporation), AIA, AIT, FOL, KFS, OK and AIC.

                 (c) All of the issued and outstanding Capital Stock of each of the Subsidiaries of Kitty Hawk has been validly issued and is fully paid and nonassessable, and there are no outstanding subscriptions, options, warrants, calls or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of any Subsidiary of Kitty Hawk.

         Section 7.15 Agreements. Neither Kitty Hawk nor any of its Subsidiaries is a party to any indenture, loan, credit agreement, stock purchase agreement or any lease or other agreement,





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 66 document or instrument, or subject to any charter or corporate restriction, that could reasonably be expected to have a Material Adverse Effect. Neither Kitty Hawk nor any of its Subsidiaries is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, document or instrument material to its business to which it is a party.

         Section 7.16 Compliance with Laws. Neither Kitty Hawk nor any of its Subsidiaries is in violation in any material respect of any Governmental Requirement.

         Section 7.17 Investment Company Act. Neither Kitty Hawk nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.18 Public Utility Holding Company Act. Neither Kitty Hawk nor any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.19     Environmental Matters.

                 (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not have, individually or in the aggregate, a Material Adverse
         Effect:

                          (i) Each of Kitty Hawk and its Subsidiaries and all of its Properties and operations is in full compliance with all Environmental Laws. No Company is aware of, or has received any written notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance by Kitty Hawk or any of its Subsidiaries with all Environmental Laws;

                          (ii) Each of Kitty Hawk and its Subsidiaries has obtained all Permits that are required under applicable Environmental Laws, and all such Permits are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;

                          (iii) No Hazardous Materials exist on, about or within or have been (to the knowledge of any Company) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of Kitty Hawk or any of its Subsidiaries except in compliance with applicable Environmental Laws. The use which each of Kitty Hawk and its Subsidiaries makes and intends to make of its respective Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of its Properties except in compliance with applicable Environmental Laws;





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 67

                          (iv)    Neither Kitty Hawk nor any of its
                 Subsidiaries nor any of its currently or previously owned or leased Properties or operations are subject to any outstanding or, to the knowledge of any Company, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws,
                 (B) any Remedial Action, or (C) any Environmental Liabilities;

                          (v) There are no conditions or circumstances associated with the currently or previously owned or leased Properties or operations of Kitty Hawk or any of its Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities. Neither Kitty Hawk nor any of its Subsidiaries is subject to, or has received written notice of, any claim from any Person alleging that it is or will be subject to any Environmental Liabilities;

                          (vi) No Property of Kitty Hawk or any of its Subsidiaries is a treatment facility (except for the recycling of Hazardous Materials generated on-site and the treatment of liquid wastes subject to the Clean Water Act or for temporary storage of Hazardous Materials generated on-site prior to their disposal off-site) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state law. Each of Kitty Hawk and its Subsidiaries is in compliance with all applicable financial responsibility requirements of all Environmental Laws; and

                          (vii)   Neither Kitty Hawk nor any of its
                 Subsidiaries has failed to file any notice required under applicable Environmental Law reporting a Release.

                 (b) No Lien arising under any Environmental Law that could have, individually or in the aggregate, a Material Adverse Effect has attached to any Property or revenues of Kitty Hawk or any of its Subsidiaries.

         Section 7.20 Labor Disputes and Acts of God. Neither the business nor the Properties of Kitty Hawk or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could have a Material Adverse Effect.

         Section 7.21 Material Contracts. Attached hereto as Schedule 7.21 is a complete list, as of the Closing Date, of all Material Contracts of Kitty Hawk or any of its Subsidiaries, other than the Loan Documents. All of the Material Contracts are in full force and effect and neither Kitty Hawk nor any of its Subsidiaries is in default under any Material Contract and no other Person that is a party thereto is, to the knowledge of any Company, in default under any of the Material Contracts. None of the Material Contracts prohibit the transactions contemplated under the Loan Documents.

         Section 7.22 Outstanding Securities. As of the Closing Date, all outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 68 regulations of the Securities and Exchange Commission thereunder) of each of Kitty Hawk and its Subsidiaries have been offered, issued, sold and delivered in compliance with all applicable Governmental Requirements.

         Section 7.23 Solvency. Each of Kitty Hawk and the Operating Subsidiaries, as a separate entity, is Solvent, both before and after giving effect to the Loans.

         Section 7.24 Employee Matters. Except as set forth on Schedule 7.24, as of the Closing Date (a) neither Kitty Hawk nor any of its Subsidiaries is subject to any collective bargaining agreement, and (b) no petition for certification or union election is pending with respect to the employees of Kitty Hawk or any of its Subsidiaries, and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of Kitty Hawk or any of its Subsidiaries. There are no strikes, slowdowns, work stoppages or controversies pending or, to the knowledge of the Companies, threatened against Kitty Hawk or any of its Subsidiaries which could have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.24, as of the Closing Date, neither Kitty Hawk nor any of its Subsidiaries is subject to an employment contract with any executive officer or director of a Company.

         Section 7.25 Insurance. Schedule 7.25 sets forth an accurate summary description of all policies of insurance (including, without limitation, the coverage and deductibles thereunder, the limits of such insurance and the issuers of such insurance) that will be in effect as of the Closing Date for Kitty Hawk and its Subsidiaries. To the extent such policies have not been replaced, no notice of cancellation has been received for such policies and Kitty Hawk and its Subsidiaries are in compliance with all of the terms and conditions of such policies.

         Section 7.26 Common Enterprise. Each of Kitty Hawk and its Subsidiaries is a member of an affiliated group, and Kitty Hawk and its Subsidiaries are collectively engaged in a common enterprise with one another. Each of Kitty Hawk and the Operating Subsidiaries expects to derive substantial benefit (and may reasonably be expected to derive substantial benefit), directly and indirectly, from all Loans and Letters of Credit contemplated by this Agreement, both in its separate capacity and as a member of an affiliated and integrated group. Each of Kitty Hawk and the Operating Subsidiaries will receive reasonably equivalent value in exchange for the Collateral and Guaranties being provided by it as security for the payment and performance of the Obligations.

         Section 7.27     Related Transactions.

                 (a) All representations and warranties made by Kitty Hawk and its Subsidiaries in the Related Transactions Documents are true and correct in all material respects on and as of each date made or deemed made and as of the Closing Date; provided, however, that, with respect to the representations and warranties of the Kalitta Companies contained in the Merger Agreement, such representations and warranties are, to the knowledge of Kitty Hawk, true and correct in all material respects only to the extent necessary to avoid a claim of indemnity by any Kitty Hawk Company under the indemnification provisions of the Merger Agreement. No rights of cancellation or rescission and, to the knowledge of Kitty Hawk and its Subsidiaries, no defaults or defenses exist with respect to any of the Related Transactions





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 69

         Documents. Kitty Hawk has delivered to Agent complete and correct copies of all Related Transactions Documents, including all schedules and exhibits thereto. The Related Transactions Documents set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby.

                 (b) As of the Closing Date, all conditions precedent to the Related Transactions pursuant to the Related Transactions Documents have been fulfilled in all material respects or (with the prior written consent of Agent) waived, the Related Transactions Documents have not been amended or otherwise modified in any material respect (except as permitted by this Agreement), and there has not been any breach of any material term or condition contained in the
         Related Transactions Documents.   After giving effect to the
         consummation of the Merger, Kitty Hawk has acquired all issued and outstanding Capital Stock of each of the Kalitta Companies free and clear of any Liens, except the Liens securing the Obligations in favor of Agent. In connection with the Merger, neither Kitty Hawk nor any of its Subsidiaries has assumed or will assume any liabilities other than those required to be assumed by Kitty Hawk and its Subsidiaries in accordance with the express terms and provisions of the Merger Agreement. All approvals, authorizations, consents, licenses, exemptions of, filings or registrations with any Governmental Authority or other Person required in connection with the Related Transactions have been obtained (including, without limitation, notification under the Hart-Scott-Rodino Antitrust Improvements Act of
         1976) and all waiting periods (if any) relating thereto have lapsed.

         Section 7.28 Purchase Money Security Interest. The Aircraft Mortgage executed by Aircargo dated the Closing Date evidences and continues or creates a purchase-money equipment security interest (as such phrase is used in Section 1110(a) of the Bankruptcy Code) in each of the AIA Aircraft to the extent that such security interest secures the Term Loans, and Agent (for and on behalf of Agent and Lenders) has the benefits provided by Section 1110(a) of the Bankruptcy Code to the extent of such purchase-money equipment security interest.

                                   ARTICLE 8

                             Affirmative Covenants

         Each of the Companies jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 8.1 Reporting Requirements. Kitty Hawk will furnish to Agent and each Lender:

                 (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of Kitty Hawk, beginning with the fiscal year ending December 31, 1997:
         (i) a copy of the annual audit report of Kitty Hawk and its Subsidiaries





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 70 for such fiscal year containing, on a consolidated basis, a balance sheet and statements of income, shareholders' equity and sources and uses of cash as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by Ernst & Young or other independent certified public accountants of recognized standing reasonably acceptable to Agent and containing no qualification thereto except as may be reasonably acceptable to Agent, to the effect that such report has been prepared in accordance with GAAP; (ii) consolidating schedules with respect to the balance sheet, statement of income, shareholders' equity and sources and uses of cash for each of Kitty Hawk and its Subsidiaries; and (iii) a copy of Kitty Hawk's Form 10- K annual report filed or to be filed with the SEC;

                 (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Kitty Hawk, beginning with the fiscal quarter ending March 31, 1998, (i) an unaudited financial report of Kitty Hawk and its Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended containing, on a consolidated basis, balance sheets and statements of income, shareholders' equity and sources and uses of cash, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of Kitty Hawk to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Kitty Hawk and its Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein, and (ii) a copy of Kitty Hawk's Form 10-Q quarterly report filed or to be filed with the SEC;

                 (c) Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in Sections 7.1(a) and 7.1(b), a certificate of a Responsible Officer of Kitty Hawk (i) stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with Sections 10.1, 10.2, 10.3, 10.4 and 10.5.

                 (d) Applicable Margin and Commitment Fee Rate Certificate. Concurrently with the delivery of the financial statements referred to in Section 8.1(b), a certificate of a Responsible Officer of Kitty Hawk showing in reasonable detail the calculation of the Applicable Base Rate Margin, the Applicable Commitment Fee Rate and the Applicable Eurodollar Margin as of the next Calculation Date;

                 (e) Borrowing Base Report. Within 30 days after the end of each calendar month, commencing with the month of January 1998, a Borrowing Base Report certified by a Responsible Officer of Kitty Hawk, together with information regarding the aging of accounts and Parts reports as Agent may reasonably request from time to time;





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 71

                 (f) Management Letters. Promptly upon receipt thereof, a copy of any management or comment letter submitted to Kitty Hawk or any of its Subsidiaries by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or Properties of Kitty Hawk or any of its Subsidiaries;

                 (g) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting Kitty Hawk or any of its Subsidiaries which, if determined adversely to Kitty Hawk or such Subsidiary, could reasonably be expected to have a Material Adverse Effect;

                 (h) Notice of Default. As soon as possible and in any event within 5 days after the occurrence of each Default, a written notice setting forth the details of such Default and the action that Kitty Hawk and its Subsidiaries have taken and propose to take with respect thereto;

                 (i) ERISA Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which Kitty Hawk or any of its Subsidiaries or ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA, and as soon as possible and in any event within five days after such Person knows or has reason to know that any Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan, or that the PBGC or Kitty Hawk or any of its Subsidiaries or ERISA Affiliates has instituted or will institute proceedings under ERISA to terminate or withdraw from or reorganize any Pension Plan, a certificate of a Responsible Officer of Kitty Hawk setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction or termination and the action that Kitty Hawk and its Subsidiaries have taken and propose to take with respect thereto;

                 (j) Reports to Other Creditors. Promptly after the furnishing thereof, copies of each written statement or report required to be furnished by Kitty Hawk or any of its Subsidiaries to any other party pursuant to or in connection with the terms of any indenture (including the Indenture), loan, or credit or similar agreement and not otherwise required to be furnished to Agent pursuant to this Section 8.1;

                 (k) Notice of Material Adverse Effect. As soon as possible and in any event within five days after the occurrence thereof, written notice of any event, circumstance or other matter that could reasonably be expected to have a Material Adverse Effect;

                 (l) Proxy Statements, Etc. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by Kitty Hawk or any of its Subsidiaries to its stockholders generally and one copy of each regular, periodic or special report, registration statement or prospectus filed by Kitty Hawk or any of its Subsidiaries with any securities exchange or the SEC, and of all press releases and other statements made by Kitty Hawk or any of its Subsidiaries to the public containing material developments in its business;





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 72

                 (m) Notice of New Subsidiaries. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a) and 8.1(b), notice of the creation or acquisition of any Subsidiary of Kitty Hawk after the Closing Date and subsequent to the last delivery of such information;

                 (n) Appraisals. From time to time upon the request of Agent, appraisals of the AIA Aircraft reasonably satisfactory in form and substance to Agent, which appraisals shall be at the expense of Kitty Hawk except if and to the extent that such appraisals are required by Agent on more than one occasion during any fiscal year of Kitty Hawk;

                 (o) Insurance. Within 60 days prior to the end of each fiscal year of Kitty Hawk, a report in form and substance reasonably satisfactory to Agent summarizing all material insurance coverage maintained by Kitty Hawk and its Subsidiaries as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

                 (p) Plan Information. From time to time, as reasonably requested by Agent or any Lender, such books, records and other documents relating to any Pension Plan as Agent or any Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan covering employees of Kitty Hawk or any of its Subsidiaries or ERISA Affiliates, or a transfer of assets of a Pension Plan covering employees of Kitty Hawk or any of its Subsidiaries or ERISA Affiliates, written notification thereof; promptly upon Kitty Hawk's or any of its Subsidiaries' receipt thereof, a copy of any determination letter or advisory opinion regarding any Pension Plan received from any Governmental Authority and any amendment or modification thereto as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

                 (q) Environmental Assessments and Notices. Promptly after the receipt thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any real Property of Kitty Hawk or any of its Subsidiaries and each notice sent by any Governmental Authority relating to any failure or alleged failure to comply with any Environmental Law or any liability with respect thereto;

                 (r) Annual Projections. On or before 30 days prior to the end of each fiscal year of Kitty Hawk, financial projections, prepared in reasonable detail, for Kitty Hawk and its Subsidiaries for the immediately succeeding fiscal year which reflect a good faith estimate of Kitty Hawk and its senior management concerning the probable financial condition and performance of Kitty Hawk and its Subsidiaries for such succeeding fiscal year based on assumptions believed to be reasonable at the time made; and

                 (s) General Information. Promptly, such other information concerning Kitty Hawk or any of its Subsidiaries as Agent may from time to time reasonably request.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 73

         Section 8.2 Maintenance of Existence; Conduct of Business. Each of Kitty Hawk and its Subsidiaries will preserve and maintain its corporate or other entity existence (except for mergers of Subsidiaries permitted by Section 9.3) and all of its material leases, privileges, licenses, Permits, franchises, qualifications, patents, trademarks, copyrights, intangible Property and rights that are necessary or appropriate in the ordinary conduct of its business (including, without limitation, as to Aircargo and AIA, its Federal Aviation Act Part 121 air carrier operating certificate and, as to KFS and OK, its Federal Aviation Act Part 135 air carrier operating certificate). Each of Kitty Hawk and its Subsidiaries will conduct its business in an orderly and efficient manner in accordance with good business practices. All AIA Aircraft will be maintained as ready and available for regular, uninterrupted revenue generating operation in compliance with all laws and FAA regulations.

         Section 8.3 Maintenance of Properties; Hush Kits. Aircargo will, at all times, have good and indefeasible title to each of the AIA Aircraft free and clear of any Lien other than the perfected, first priority Liens of Agent for the benefit of Agent and Lenders pursuant to the Loan Documents as security for the Obligations. Each of Kitty Hawk and its Subsidiaries will maintain, keep and preserve all of its material Properties necessary, useful or appropriate in the proper conduct of its business in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals, replacements, betterments and improvements thereof. All AIA Aircraft maintenance and service will be performed in compliance with all airworthiness directives and mandatory service bulletins and any and all repairs, modifications and conversions of the AIA Aircraft and the installation of Hush Kits shall be done in accordance with any and all FAA specifications and requirements. Kitty Hawk and Aircargo (a) will cause a Hush Kit to be maintained on (and added to if applicable) each of the AIA Aircraft on or before December 31, 1999, or (b) if and to the extent that such a Hush Kit is not added to any such aircraft by such date, will, from time to time within 30 days after any request by Agent and pursuant to an Aircraft Mortgage and other Security Documents reasonably satisfactory to Agent, grant to Agent a perfected, first priority Lien (as security for the Obligations) on other Stage 3 (as so qualifying under the Airport Noise and Capacity Act of 1990 and the regulations promulgated thereunder) Kitty Hawk Aircraft reasonably acceptable to Agent that have an aggregate fair market value at least equal to the value of the AIA Aircraft specified by Agent which does not then have a Hush Kit in exchange for Agent's release of its Lien on such aircraft specified by Agent. In addition, Kitty Hawk and its Subsidiaries will add Hush Kits to the AIA Aircraft that do not presently have a Hush Kit at a rate that is not less than the rate (based upon the absolute number of aircraft as opposed to the number of aircraft as a percentage of the AIA Aircraft and the Non-Collateral Aircraft) at which such Hush Kits are added to the Non-Collateral Aircraft that do not presently have a Hush Kit.

         Section 8.4 Taxes and Claims. Each of Kitty Hawk and its Subsidiaries will pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that neither Kitty Hawk nor any of its Subsidiaries will be required to pay or discharge any tax, levy, assessment or governmental charge or claim for labor, material or supplies whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 74

         Section 8.5      Insurance.

                 (a) Public Liability and Property Damage Insurance. Each of Kitty Hawk and its Subsidiaries shall carry or cause to be carried with respect to the AIA Aircraft, and with respect to all other Kitty Hawk Aircraft in operation, at their expense, comprehensive airline liability (including, without limitation, passenger, contractual, bodily injury, cargo and property damage liability) insurance (i) in an amount for each such aircraft of not less than (A) except as provided in clause (B) succeeding, $50,000,000 per occurrence combined single limit with respect to each Kitty Hawk Aircraft except, with respect to Boeing model 727 and 747 aircraft and Lockhead model L1011 aircraft, $200,000,000 per occurrence combined single limit and except, with respect to model DC8 and DC9 aircraft and Convair aircraft, $100,000,000 per occurrence combined single limit and (B) with respect to aircraft operated under KFS' or OK's Federal Aviation Act Part 135 air carrier operating certificate, the amount of such insurance that is not less than such insurance as in effect as of the Closing Date for such aircraft or other aircraft of the same type as represented in the written communication dated November 13, 1997, from counsel to Kitty Hawk to Wells Fargo, (ii) of the type and covering the same risks as from time to time are applicable to similar aircraft owned or leased by Kitty Hawk and its Subsidiaries, (iii) of the type customarily carried by U.S. commercial air carriers similarly situated with Kitty Hawk or its Subsidiary (as applicable) and operating similar aircraft and engines and covering risks of the kind customarily insured against by such carriers, and (iv) which is maintained in effect with insurers of recognized reputation and responsibility.

                 (b) Insurance Against Loss or Damage. Each of Kitty Hawk and its Subsidiaries shall maintain or cause to be maintained in effect, at their expense, with insurers of recognized reputation and responsibility, all-risk aircraft hull insurance covering the AIA Aircraft and all-risk property damage insurance covering engines and parts while removed from such aircraft and not replaced by similar components title to which is vested in Aircargo free and clear of all Liens, which insurance shall include, without limitation, except with respect to all-risk property damage insurance and to the extent commercially available, aircraft war risk and governmental confiscation and expropriation and hijacking insurance; provided, that such insurance shall at all times be for an amount not less than the greater of 110% of the aggregate outstanding principal amount of the Term Loans advanced against such aircraft or the amount which, in the judgment of Kitty Hawk, is sufficient to fully insure the fair market value of such aircraft (but shall not be required to exceed such fair market value as of the Closing Date). In addition, each of Kitty Hawk and its Subsidiaries shall maintain or cause to be maintained in effect, at their expense, insurance of the types and in the amounts specified in this Section 8.5(b) preceding covering all other Kitty Hawk Aircraft in operation if and to the extent that such insurance is commercially available; provided, however, that aircraft war risk and governmental confiscation and expropriation and hijacking insurance shall not be required to be maintained with respect to such other Kitty Hawk Aircraft.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 75

                 (c) Adjustment. Except during a period when a Default has occurred and is continuing, all losses covered by insurance will be adjusted by Kitty Hawk and its Subsidiaries with the insurers.

                 (d)      Application of Insurance Proceeds if no Default.
         Each of Kitty Hawk and its Subsidiaries will cause each Insurance Recovery relating to the Collateral to be deposited promptly with Agent as security for the Obligations. If no Default shall have occurred and be continuing, the applicable Company may use each such Insurance Recovery to repair, restore or replace the Property that was the subject of such Insurance Recovery. An Insurance Recovery will only be released to a Company pursuant to this Section 8.5(d) upon delivery by such Company to Agent of evidence reasonably satisfactory to Agent of the expenditure of amounts in repair, restoration or replacement of the Property that was the subject of the Insurance Recovery or the purchase of other, similar Property for use in the Company's business in which Agent, for the benefit of Agent and Lenders, shall have a perfected, first priority Lien as security for the Obligations. Each of Kitty Hawk and its Subsidiaries will promptly pay all Excess Insurance Proceeds to Agent for application against the Obligations in accordance with Section 2.7(a).

                 (e) Application of Insurance Proceeds if a Default. If a Default shall have occurred and be continuing, each of Kitty Hawk and its Subsidiaries will cause all proceeds of insurance paid on account of the loss of or damage to any Collateral and all awards of compensation for any Collateral taken by condemnation or eminent domain to be paid directly to Agent to be applied against or held as security for the Obligations, at the election of the Required Lenders.

                 (f) Certificates. Kitty Hawk shall furnish, or cause to be furnished, to Agent, on or before the Closing Date and concurrently with the renewal of each insurance policy (but in no event less frequently than once each calendar year commencing in 1997), a certificate signed by an authorized representative of the insureds (the "Insurance Broker"), describing in reasonable detail the hull and liability insurance (and property insurance for detached engines and parts) then carried and maintained with respect to the AIA Aircraft and stating the opinion of such Insurance Broker that (i) such insurance complies with the terms hereof and (ii) that such insurance provides coverages against risks that are customarily insured against by U.S. air carriers, and that such coverages are in substantially similar forms, are of such types and have limits within the range of limits as are customarily carried by U.S. carriers. Kitty Hawk shall cause such Insurance Brokers to agree to advise Agent in writing of any default in the payment of any premium and of any other act or omission on the part of Kitty Hawk or any of its Subsidiaries of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the AIA Aircraft, and to advise Agent in writing at least 30 days (except a maximum of 7 days with respect to war risk coverages) prior to the cancellation (but not scheduled expiration if renewed prior thereto) or material adverse change of any insurance maintained pursuant to this Section 8.5.
         Kitty Hawk shall also cause such Insurance Brokers to agree to deliver to Agent, at or before the expiration of any insurance policy referenced in a previously delivered certificate of insurance, a new certificate substantially in the form delivered on the Closing Date except for changes





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 76 in the coverage consistent with the terms hereof. If Kitty Hawk or any of its Subsidiaries fails to maintain or cause to be maintained insurance as herein provided, the Required Lenders may at their sole option, but shall be under no duty to, provide such insurance and, in such event, Kitty Hawk and its Subsidiaries shall, upon demand, reimburse the Required Lenders for the costs thereof; provided, however, that no exercise by the Required Lenders of said option shall affect the provisions of this Agreement, including the provisions that failure by Kitty Hawk or any of its Subsidiaries to maintain the prescribed insurance shall constitute an Event of Default.

                 (g) Deductibles. Kitty Hawk and its Subsidiaries shall have the right to self-insure to the extent of any applicable mandatory minimum per aircraft (or, if applicable, per annum or other period) hull or liability insurance deductible imposed by the aircraft hull or liability insurer.

                 (h) Terms of Insurance Policies. Any policies of insurance carried in accordance with this Sections 8.5 covering the AIA Aircraft, and any policies taken out in substitution or replacement for any such policies, (i) shall name Agent, for and on behalf of each of the Lenders, and the Lenders as additional insured, with respect to liability policies, and Agent, for and on behalf of each of the Lenders as loss payee, with respect to casualty policies (but without imposing on any such party liability to pay premiums with respect to such insurance), (ii) may provide for self-insurance to the extent permitted in Section 8.5(g), (iii) shall provide that, if the insurers cancel such insurance for any reason whatever or if the same is allowed to lapse for non-payment of premium or if any material change is made in the insurance which adversely affects the interest of Agent, such lapse, cancellation or change shall not be effective as to Agent for 30 days (except a maximum of seven days with respect to war risk coverages in accordance with standard industry practice) after receipt by Agent of written notice by such insurers of such lapse, cancellation or change, (iv) shall provide that the interests of Agent and the Lenders in such policies shall not be invalidated by any action or inaction of Kitty Hawk or any of its Subsidiaries or any other Person having possession and shall insure the interests of Agent and the Lenders, as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Kitty Hawk or any of its Subsidiaries or by any such Person having possession, (v) shall be primary without any right of contribution from any other insurance which is carried by Agent or the Lenders,
         (vi) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, (vii) shall waive any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Agent, and (viii) shall provide that, in the event of loss involving the AIA Aircraft, Agent shall be sole loss payee for the account of all interests.

                 (i) Additional Insurance Requirements. Kitty Hawk and its Subsidiaries will, in connection with the ownership and operation of all Kitty Hawk Aircraft, maintain such insurance as is required to be maintained in accordance with the Indenture.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 77

         Section 8.6 Inspection Rights. At any reasonable time and from time to time, each of Kitty Hawk and its Subsidiaries will permit representatives and agents of Agent and each Lender to examine, copy and make extracts from its books and records (including, without limitation, for the purpose of verifying the Borrowing Base), to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. Each of Kitty Hawk and its Subsidiaries will authorize their accountants in writing (with a copy to Agent) to comply with this Section 8.6.

         Section 8.7 Keeping Books and Records. Each of Kitty Hawk and its Subsidiaries will maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their respective dealings and business affairs. If any changes in accounting principles from those used in the preparation of the financial statements referenced in Section 8.1 are hereafter required or permitted by GAAP and are adopted by Kitty Hawk or any of its Subsidiaries with the concurrence of its independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the financial covenants, standards or terms found in
Section 8.1 or Article 10 or any other provision of this Agreement, then Kitty Hawk and its Subsidiaries and the Required Lenders agree to amend any such affected terms and provisions so as to reflect such changes in GAAP with the result that the criteria for evaluating the financial condition of Kitty Hawk and its Subsidiaries shall be the same after such changes in GAAP as if such changes in GAAP had not been made; provided that, until any necessary amendments have been made, the certificate required to be delivered under
Section 8.1(c) hereof demonstrating compliance with Article 10 shall include calculations setting forth the adjustments from the relevant items as shown in the current financial statements based on the changes to GAAP to the corresponding items based on GAAP as used in the financial statements referenced in Section 7.2(a), in order to demonstrate how such financial covenant compliance was derived from the current financial statements. All airframe and engine logs for the AIA Aircraft and other Kitty Hawk Aircraft will be correct, complete and accurate.

         Section 8.8 Compliance with Laws. Each of Kitty Hawk and its Subsidiaries will comply in all material respects with all applicable Governmental Requirements.

         Section 8.9 Compliance with Agreements. Each of Kitty Hawk and its Subsidiaries will comply in all material respects with all material agreements, contracts, documents and instruments binding on it or affecting its Properties or business.

         Section 8.10 Further Assurances. Each of Kitty Hawk and its Subsidiaries will execute and deliver such further agreements, documents and instruments and take such further action as may be requested by Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of Agent for the benefit of itself and Lenders in and to the Collateral and the required priority of such Liens. Without limiting the generality of the foregoing, each of Kitty Hawk and its Subsidiaries will use all reasonable efforts to obtain agreements (e.g., landlord and mortgagee consents and waivers) of the owners of the leased real properties and the lenders of such owners, in form and substance reasonably satisfactory to Agent, as Agent may request from time to time.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 78

         Section 8.11 ERISA. Each of Kitty Hawk and its Subsidiaries will, and will cause each of its ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA so as not to give rise to any liability thereunder.

         Section 8.12     Aircraft Registration, Maintenance, Operation,
Insignia.

                 (a) Registration and Maintenance. Each of Kitty Hawk and its Subsidiaries, at their own cost and expense, shall:

                          (i) cause the AIA Aircraft to be duly registered in the name of Aircargo and to remain duly registered in the name of Aircargo under the Federal Aviation Act;

                          (ii) maintain, service, repair and overhaul each of the AIA Aircraft (A) so as to keep such aircraft in good operating condition and so as to keep the such aircraft in such condition as may be necessary to enable the airworthiness certification for such aircraft to be maintained in good standing at all times under the Federal Aviation Act, (B) so as to comply with all airworthiness directives (at the time and to the extent applicable to Kitty Hawk and its Subsidiaries or other operators of such aircraft), manufacturer manuals and mandatory service bulletins and all applicable insurance policies, and (C) in substantially the same manner as Kitty Hawk and its Subsidiaries maintain, service, repair or overhaul similar aircraft and without in any way discriminating against such aircraft (or in such other manner as shall have been approved by Required Lenders in writing);

                          (iii) maintain or cause to be maintained all records, logs and other materials required to be maintained in respect of the AIA Aircraft by the Federal Aviation Act or any applicable Government Authority; and

                          (iv) continuously cause the AIA Aircraft to remain in normal revenue generating operation (subject to maintenance requirements in the ordinary course of business).

                 (b) Insignia. On or before March 31, 1998, Kitty Hawk and Aircargo agree to affix and maintain (or cause to be affixed and maintained), conspicuously displayed, on the cockpit bulkhead of each AIA Aircraft and on each engine, a nameplate (or, with respect to engines, a stencil) bearing the inscription:

                                  Mortgaged To
                 Wells Fargo Bank (Texas), National Association
                    (as Agent for itself and other Lenders)

         (such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor mortgagee). Kitty Hawk and its Subsidiaries shall not allow the name of any Person to be placed on any AIA Aircraft as a designation that might be interpreted as a claim





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 79 of ownership; provided, that nothing herein shall prohibit Kitty Hawk and its Subsidiaries from placing its or its vendee's customary colors and insignia on the AIA Aircraft.

         Section 8.13 Replacement of Parts; Alterations, Modifications and Additions.

                 (a) Replacement of Parts. Each of Kitty Hawk and its Subsidiaries shall, at their own cost and expense, promptly replace or cause to be replaced all parts for any AIA Aircraft which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, obsolete or permanently rendered unfit for use for any reason whatsoever. All replacement parts shall be owned by a Company free and clear of all Liens (other than Liens in favor of Agent securing the Obligations) and shall be in as good an operating condition as, and shall have a value at least equal to, the parts replaced, assuming such replaced parts were in the condition and repair required to be maintained by the terms hereof. All parts at any time removed from the AIA Aircraft shall remain the property of a Company and remain subject to the Lien of the Loan Documents, no matter where located, until such time as such parts shall be replaced by parts which are free and clear of all Liens and have become subject to the Lien of the Loan Documents.

                 (b) Alterations, Modifications and Additions. Each of Kitty Hawk and its Subsidiaries shall, at their own expense, make (or cause to be made) such alterations and modifications in and additions to the AIA Aircraft as may be required to meet the applicable standards of the FAA and to maintain the standard certificate of airworthiness for such aircraft. In addition, Kitty Hawk and its Subsidiaries may, at their own expense, from time to time make such alterations and modifications in and additions to the AIA Aircraft as they may deem desirable in the proper conduct of their business; provided, that no such alteration, modification or addition impairs the condition or airworthiness of any such AIA Aircraft or diminishes the value below the value thereof immediately prior to such alteration, modification or addition assuming any such AIA Aircraft were then in the condition required to be maintained by the terms of the Loan Documents. All parts incorporated or installed in or attached or added to the AIA Aircraft as the result of any such alteration, modification or addition (the "Additional Parts") shall, without further act, become subject to the Lien of the Loan Documents. Kitty Hawk and its Subsidiaries may, at their own expense at any time, so long as no Default shall have occurred and be continuing, remove or suffer to be removed any Additional Part, provided that such Additional Part:

                          (i) is in addition to, and not in replacement of or substitution for, (A) any part originally incorporated or installed in or attached to such aircraft upon the cargo conversion of and installation of Hush Kits on such aircraft, or (B) any part in replacement of or substitution for any such part;

                          (ii) is not required to be incorporated or installed in or attached or added to such aircraft pursuant to the terms hereof or under any contract; and





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 80

                          (iii) can be removed from such aircraft without impairing the condition or airworthiness or diminishing the value of such aircraft which such aircraft would have had at such time had such alteration, modification or addition not occurred.

         Upon the removal thereof as provided above, such Additional Part shall no longer be deemed subject to the Lien of the Loan Documents.

         Section 8.14 Ownership of Subsidiaries. Kitty Hawk shall at all times own all issued and outstanding Capital Stock of each of the Operating Subsidiaries and Skyfreighters.

         Section 8.15 Collateral Audit. Kitty Hawk and its Subsidiaries will cooperate fully with Agent to allow Agent to promptly complete a collateral audit of the accounts and Parts of the Companies and to facilitate determinations of the Borrowing Base at any time and from time to time in accordance with this Agreement.


                                   ARTICLE 9

                               Negative Covenants

         Each of the Companies jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 9.1 Debt. Neither Kitty Hawk nor any of its Subsidiaries will, without the prior written consent of Required Lenders, incur, create, assume or permit to exist any Debt, except:

                 (a) Debt of Kitty Hawk and its Subsidiaries to Agent and Lenders pursuant to the Loan Documents;

                 (b) Debt of Kitty Hawk and its Subsidiaries in an aggregate principal amount not to exceed $340,000,000 evidenced by the Senior Notes;

                 (c)      Debt (in addition to the Debt referred to in clauses
         (a) and (b) preceding) incurred in the ordinary course of business (including, without limitation, Debt incurred to finance the acquisition of additional aircraft) not to exceed $75,000,000 in aggregate principal amount at any time outstanding;

                 (d) Debt owed by Operating Subsidiaries, other than AIC, of Kitty Hawk to Kitty Hawk or other Operating Subsidiaries, other than AIC, in connection with advancement of funds to such Subsidiaries, other than AIC, for working capital purposes in the ordinary course of business, which Debt shall be unsecured and, if evidenced by promissory notes or similar instruments, such promissory notes or similar instruments shall be pledged and delivered to Agent, together with appropriate endorsements thereto, for and on behalf of





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 81

         Agent and Lenders as security for the payment and performance of the Obligations pursuant to pledge agreements in form and substance reasonably satisfactory to Agent; and

                 (e) the existing Debt specified in Schedule 1.1(c), which Debt shall not exceed the principal amounts thereof specified in such Schedule.

         Section 9.2 Limitation on Liens. Neither Kitty Hawk nor any of its Subsidiaries will incur, create, assume or permit to exist any Lien upon any Property (including, without limitation, the Collateral) except Permitted Liens. Neither Kitty Hawk nor any of its Subsidiaries will incur, create, assume or permit to exist any Lien upon any Capital Stock issued by any Subsidiary of Kitty Hawk other than Permitted Liens in favor of Agent (for the benefit of Agent and Lenders) securing the payment and performance of Obligations pursuant to the Loan Documents.

         Section 9.3 Mergers, Etc. Neither Kitty Hawk nor any of its Subsidiaries will, without the prior written consent of the Required Lenders,
(a) become a party to a merger or consolidation, (b) wind-up, dissolve or liquidate itself, (c) form, purchase or acquire a Subsidiary, or (d) purchase or acquire all or a material or substantial part of the business or Properties of any Person; provided, however, that any Subsidiary of Kitty Hawk may merge with and into Kitty Hawk or any Operating Subsidiary if (but only if) (i) the surviving entity in such merger is Kitty Hawk or a Wholly-Owned Subsidiary of Kitty Hawk, (ii) if an Operating Subsidiary is a party to such merger, the surviving entity in such merger is Kitty Hawk or an Operating Subsidiary, (iii) at the time of such merger, each entity that is a party thereto is Solvent, and
(iv) the parties to such merger execute and deliver to Agent such agreements, documents and instruments as Agent may reasonably request in order to ensure that the Loan Documents and the Liens in the Collateral in favor of Agent are not affected by such merger; and provided, further, however, that Kitty Hawk or a Operating Subsidiary may acquire the business or Properties of any Person pursuant to an asset acquisition or stock acquisition if and to the extent that the business or Properties acquired are used in the present lines of business of Kitty Hawk and the Operating Subsidiaries if (but only if) (A) both immediately prior to and after giving pro forma effect to such acquisition, the ratio of Funded Debt to Adjusted EBITDA for the four fiscal quarters of Kitty Hawk then most recently ended is less than 3.00 to 1.00 (assuming that such acquisition had been consummated as of the beginning of such four fiscal quarter period), and (B) the aggregate amount paid or payable by Kitty Hawk or any of its Subsidiaries in connection with all such asset acquisitions and stock acquisitions and in connection with all Investments made in any Person as permitted in accordance with Section 9.5(g) shall not exceed $75,000,000 during any fiscal year of Kitty Hawk.

         Section 9.4 Restricted Payments. Neither Kitty Hawk nor any of its Subsidiaries will make or permit to be made any Restricted Payments, except:

                 (a) subject to the subordination provisions relating thereto, Kitty Hawk and its Subsidiaries may make regularly scheduled payments (as opposed to prepayments) of principal and accrued interest on any Subordinated Debt permitted to be incurred in accordance with
         Section 9.1;





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 82

                 (b) Subsidiaries of Kitty Hawk other than the Operating Subsidiaries may declare and pay dividends to Kitty Hawk to the extent permitted by applicable law;

                 (c) the Operating Subsidiaries may declare and pay dividends to Kitty Hawk to the extent permitted by applicable law and consistent with prudent business practices; and

                 (d) purchases by Kitty Hawk of shares of Capital Stock of Kitty Hawk from employees of Kitty Hawk and its Subsidiaries upon the termination of the employment of such employees, provided that the amount paid therefor shall not exceed the fair market value of such shares to be purchased and shall not exceed $500,000 in the aggregate during any fiscal year; and

provided, however, that no Restricted Payments may be made pursuant to any of clauses (a) or (d) preceding if a Default exists at the time of such Restricted Payment or would result therefrom.

         Section 9.5 Investments. Neither Kitty Hawk nor any of its Subsidiaries will make or permit to be made or remain outstanding any advance, loan or extension of credit (except an advance, loan or extension of credit to customers and suppliers in the ordinary course of business not to exceed $5,000,000 in aggregate amount at any time outstanding) or any capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "Investments"), except:

                 (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to Kitty Hawk or any of its Subsidiaries;

                 (b) existing Investments identified on Schedule 9.5 hereto;

                 (c) Investments in securities issued or guaranteed by the U.S. with maturities of one year or less from the date of acquisition;

                 (d) Investments in certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

                 (e) Investments in repurchase obligations with a term of not more than seven days for securities of the types described in clause (c) preceding with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

                 (f) Investments in commercial paper of a domestic issuer rated A-1 or better or P-1 or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition;





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 83

                 (g) Investments by Kitty Hawk in its Operating Subsidiaries existing on the Closing Date and, if a Default does not exist at the time of such Investment or would not result therefrom, additional Investments by Kitty Hawk in its Operating Subsidiaries, other than AIC, made after the Closing Date;

                 (h) Investments consisting of Debt permitted in accordance with Section 9.1(d); and

                 (i) Investments resulting from and consisting of stock acquisitions permitted in accordance with Section 9.3.

Without limiting the generality of the foregoing, neither Kitty Hawk nor any Operating Subsidiary will, except as may be expressly permitted by the preceding clauses (a) through (h), make any Investment in (i) Skyfreighters (except for the Investment of Kitty Hawk in Skyfreighters made prior to the Closing Date), (ii) any other Subsidiary other than an Operating Subsidiary in existence as of the Closing Date, or (iii) any other entity.

         Section 9.6 Limitation on Issuance of Capital Stock. No Subsidiary of Kitty Hawk will at any time issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or
(c) any option, warrant or other right to acquire any of its Capital Stock; provided, however, that, if and to the extent not otherwise prohibited by this Agreement or the other Loan Documents, a Operating Subsidiary may issue additional shares of its Capital Stock to Kitty Hawk.

         Section 9.7 Transactions with Affiliates. Neither Kitty Hawk nor any of its Subsidiaries will enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any of its Affiliates except in the ordinary course of and pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to it than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of Kitty Hawk or its Subsidiaries; provided, however, that the following transactions shall be exempt from the requirements of this Section 9.7:

                 (a) transactions in the ordinary course of business between or among Kitty Hawk and its Wholly- Owned Subsidiaries which are Guarantors;

                 (b) ACMI Agreements between Aircargo and AIC and between AIA and AIC, in each case existing as of the Closing Date which are consistent with past practices;

                 (c) the sale of the personal property assets of the Kalitta Companies used in their promotional drag racing assets to another entity for $350,000 as provided in Section 5.2.8 of the Merger Agreement, and the promotional undertakings of the Kalitta Companies relating thereto, all pursuant to and as provided in that certain Racing Entity Purchase Agreement to be entered into among AIA, as seller, and such entity, a true and correct copy of which agreement is attached as Exhibit 5.2.8 to the Merger Agreement; and





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 84

                 (d) that certain Corporate Offices Lease between AIA, as tenant, and Kalitta LLC, as landlord, dated February 25, 1997, as such agreement may be amended in accordance with the Merger Agreement.

         Section 9.8 Disposition of Property. Neither Kitty Hawk nor any of its Subsidiaries will sell, lease, assign, transfer or otherwise dispose of any of its Property, except:

                 (a) subject to Section 2.7(b), dispositions of Property, other than Collateral, in the ordinary course of business or consistent with prudent business practices; and

                 (b) with respect to AIA Aircraft, ACMI Agreements affecting such AIA Aircraft entered into in the ordinary course of business for fair consideration, none of which ACMI Agreements shall constitute a lease or other interest in such aircraft which is recordable with the FAA or shall include a grant to any Person of any option to purchase the AIA Aircraft or any portion thereof.

         Section 9.9 Lines of Business. Neither Kitty Hawk nor any of its Subsidiaries will (a) engage in any scheduled airline passenger service, or in any material line or lines of business activity other than the businesses in which it is engaged on the Closing Date and lines of business reasonably related thereto or (b) discontinue any material line or lines of business in which it is engaged on the Closing Date. Each of Kitty Hawk and its Subsidiaries acknowledges and agrees that (i) each of the ACMI Agreements is subject and subordinate to the Aircraft Mortgages and this Agreement and that all indebtedness, liabilities and obligations of Kitty Hawk and its Subsidiaries under the Aircraft Mortgages and this Agreement shall be deemed to be incorporated into each of the ACMI Agreements as if independently stated therein, and (ii) it shall not, without the prior written consent of Required Lenders, permit any lease or sublease of any of the AIA Aircraft while it is, or is required to be, subject to a Lien in accordance with this Agreement or the other Loan Documents, except an ACMI Agreement relating to such aircraft with a customer of Kitty Hawk or its Subsidiaries under which such aircraft remains listed on Aircargo's operations specifications and Aircargo remains fully responsible for maintenance and operation of such aircraft.

         Section 9.10 Environmental Protection. Neither Kitty Hawk nor any of its Subsidiaries will (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws,
(b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which Kitty Hawk or any of its Subsidiaries would be responsible, except for circumstances or events described in clauses (a) through (d) preceding that could not, individually or in the aggregate, have a Material Adverse Effect.

         Section 9.11 Certain Encumbrances or Restrictions. Except as provided in the Indenture (as the Indenture is in effect as of the Closing Date or may be thereafter amended with the prior written consent of Agent and Required Lenders, which consent shall not be deemed given by





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 85

Section 9.13) and as may be expressly permitted or required by the Loan Documents, neither Kitty Hawk nor any of its Subsidiaries will create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of (a) any Subsidiary of Kitty Hawk to pay dividends or make any other distribution to Kitty Hawk or any of its Subsidiaries in respect of the Capital Stock of any such Subsidiary or with respect to any other interest or participation in, or measured by, its profits, (b) any Subsidiary of Kitty Hawk to pay any indebtedness owed to Kitty Hawk or any of its Subsidiaries, (c) any Subsidiary of Kitty Hawk to make any loan or advance to Kitty Hawk or any of its Subsidiaries, (d) any Subsidiary of Kitty Hawk to sell, lease or transfer any of its Property to Kitty Hawk or any of its Subsidiaries, or (e) Kitty Hawk or any of its Subsidiaries to Guarantee, or grant any Lien to secure, payment or performance of the Obligations or any portion thereof.

         Section 9.12 Management Fees. Except for the consulting fees payable pursuant to the consulting agreements specified on Schedule 9.12 hereto (as in effect as of the Closing Date or as thereafter amended with the prior written consent of Agent and Required Lenders), neither Kitty Hawk nor any of its Subsidiaries will pay any management, consulting or similar fees (excluding directors' fees and regular professional fees for services rendered) to any Affiliate of Kitty Hawk or any of its Subsidiaries or to any director, officer or employee of Kitty Hawk or any of its Subsidiaries or any Affiliate of any such Person.

         Section 9.13 Modification of Other Agreements. Neither Kitty Hawk nor any of its Subsidiaries will consent to or implement any termination, amendment, modification, supplement or waiver of (a) the Merger Agreement, (b) any Subordinated Debt or any agreement, document or instrument evidencing or governing such Debt, (c) the certificate or articles of incorporation or bylaws (or analogous constitutional documents) of Kitty Hawk or any of its Subsidiaries, (d) any ACMI Agreement to which any of the AIA Aircraft is subject, or (e) any Material Contract to which it is a party or any Permit which it possesses, in each case unless such termination, amendment, modification, supplement or waiver could not be materially adverse to Kitty Hawk or any of its Subsidiaries or Agent or any Lender. In addition, Kitty Hawk shall not consent to or implement any termination, amendment, modification, supplement or waiver of the Indenture which would (i) increase the principal amount of the Senior Notes or any other Debt evidenced or governed by the Indenture, (ii) shorten the maturity of, or any date for the payment of any principal of or interest on, the Senior Notes or any such other Debt, (iii) increase the rate of interest on or with respect to the Senior Notes or any such other Debt, (iv) amend or modify the payment terms of the Senior Notes or any such other Debt, (v) increase any cost, fee or expense payable by Kitty Hawk or any of its Subsidiaries in connection with the Indenture, (vi) provide any additional Collateral or security for payment or collection of the Senior Notes or any such other Debt (other than replacement and substitute collateral as contemplated by the Indenture), or (vii) be materially adverse to Kitty Hawk or any of its Subsidiaries or Agent or any Lender. Furthermore, Kitty Hawk shall not make or otherwise permit to occur any prepayment (whether by redemption, repurchase or otherwise) of the Debt evidenced by the Senior Notes except for (A) mandatory prepayments required by Sections 4.11, 4.13 and 4.16 of the Indenture and (B) optional redemptions in accordance with Section 3.01(b) of the Indenture.

         Section 9.14     ERISA.  Neither Kitty Hawk nor any of its
Subsidiaries will:





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 86

                 (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer
         Plan) to exist or to be created that exceeds $500,000 with respect to any such Plan or $1,000,000 with respect to all such Plans in the aggregate on either a going concern or a wind-up basis; or

                 (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.

         Section 9.15 Territorial Restrictions. Neither Kitty Hawk nor any of its Subsidiaries will:

                 (a) use, repair, maintain, overhaul or operate any Kitty Hawk Aircraft (including, without limitation, the AIA Aircraft), or permit any other Person to use, repair, maintain, overhaul or operate any Kitty Hawk Aircraft, in violation of any applicable law or any applicable rule, regulation, treaty, order or certification of any government or Governmental Authority (domestic or foreign), or in violation of any airworthiness certificate, license or registration issued by any such authority; or

                 (b) operate or permit any other Person to operate a Kitty Hawk Aircraft (including, without limitation, the AIA Aircraft), while it is, or is required to be, subject to a Lien in favor of Agent in accordance with this Agreement or the other Loan Documents, to or in any area (i) excluded from coverage by any insurance policy or policies required to be carried or maintained by the terms of this Agreement, unless with U.S. governmental indemnity or with other insurance or governmental indemnity reasonably acceptable to Agent and
         (ii) in the event that such aircraft is not covered by aircraft war risk and governmental confiscation and expropriation and hijacking insurance, unless the Geneva Convention on the International Recognition of Rights in Aircraft shall be in effect in such jurisdictions in which such area lies and any agreements, documents or instruments evidencing Agent's Lien in and to such aircraft as Agent may reasonably require have been executed by the appropriate Persons and appropriately filed in such jurisdictions.

         Section 9.16 Sale and Leaseback. Neither Kitty Hawk nor any of its Subsidiaries will enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 87

                                   ARTICLE 10

                              Financial Covenants

         Each of the Companies jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 10.1 Maximum Funded Debt to Adjusted EBITDA Ratio. Kitty Hawk and its Subsidiaries will not permit the ratio, calculated as of the end of each fiscal quarter of Kitty Hawk commencing with the fiscal quarter ending December 31, 1997, of (a) Funded Debt to (b) Adjusted EBITDA for the four fiscal quarters of Kitty Hawk then ended, to be greater than the ratio set forth below for the applicable fiscal quarter end:

--------------------------------------------------------------------------------
     Fiscal Quarter Ending                                   Maximum Ratio
--------------------------------------------------------------------------------
     December 31, 1997 through and
        including June 30, 1998                              4.50 to 1.00
--------------------------------------------------------------------------------
     September 30, 1998 through and
        including December 31, 1998                          3.75 to 1.00
--------------------------------------------------------------------------------
     March 31, 1999 through and
        including December 31, 2000                          3.00 to 1.00
--------------------------------------------------------------------------------
     March 31, 2001 and each fiscal
        quarter ending thereafter                            2.50 to 1.00
--------------------------------------------------------------------------------

         Section 10.2 Minimum Net Worth. Kitty Hawk and its Subsidiaries will at all times maintain Net Worth in an amount equal to not less than the sum of (a) $160,000,000, plus (b) 75% of Net Income, if positive, for each fiscal quarter ending after the Closing Date (i.e., exclusive of any negative Net Income for any such fiscal quarter) determined on a cumulative basis for all such fiscal quarters during which such Net Income is positive, plus (c) 100% of the Net Proceeds of each Equity Issuance which occurs after the Closing Date.

         Section 10.3 Minimum Cash Flow Coverage Ratio. Kitty Hawk and its Subsidiaries will not permit the ratio, calculated as of the end of each fiscal quarter of Kitty Hawk commencing with the fiscal quarter ending March 31, 1998, of (a) Free Cash Flow to (b) the sum of (i) Interest Expense, plus (ii) Capital Lease Obligations, plus (iii) the aggregate amount of all scheduled payments of Funded Debt which are due within one year or less after the date of determination, in each case for the four fiscal quarters of Kitty Hawk then ended, to be less than 1.25 to 1.00 or, with respect to the determination of such ratio for each of the fiscal quarters ending during fiscal years 1998 and 1999, to be less than 1.10 to 1.00; provided, however, that, for each of the first three fiscal quarters of 1998, such ratio shall be determined based upon the number of fiscal quarters during fiscal year 1998 then ended.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 88

         Section 10.4 Capital Expenditures. Kitty Hawk and its Subsidiaries will not permit the aggregate of Capital Expenditures during fiscal year 1998 to exceed $92,000,000.

                                   ARTICLE 11

                                    Default

         Section 11.1 Events of Default. Each of the following shall be deemed an "Event of Default":

                 (a) Kitty Hawk or any of its Subsidiaries shall fail to pay, repay or prepay when due (i) any amount of principal or interest owing to Agent or any Lender pursuant to this Agreement or any other Loan Document, or (ii) any fee, expense or other amount or other Obligation (other than principal or interest as referred to in clause
         (i) preceding owing to Agent or any Lender pursuant to this Agreement or any other Loan Document within three Business Days after the due date thereof.

                 (b) Any representation or warranty made or deemed made by Kitty Hawk or any of its Subsidiaries in this Agreement or any other Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

                 (c) Kitty Hawk or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 5.1, 5.2, 8.1(h), 8.1(k), 8.1(m), 8.1(o), 8.2
         (other than the last two sentences of Section 8.2), clause (i) of 8.12(a), 8.14 or Article 9 of this Agreement; or Kitty Hawk or any of its Subsidiaries shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 20 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Document, such applicable grade period.

                 (d) Any of Kitty Hawk or any Operating Subsidiary ceases to be Solvent or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

                 (e) Kitty Hawk or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of itself or of all or any substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the U. S. Bankruptcy Code (11 U.S.C. Section
         101, et seq.) (as now or hereafter in effect, the "Bankruptcy Code"),
         (iv) institute any proceeding or file a petition seeking to take advantage





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 89 of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate or other action for the purpose of effecting any of the foregoing.

                 (f) A proceeding or case shall be commenced, without the application, approval or consent of Kitty Hawk and its Subsidiaries in any court of competent jurisdiction, seeking as to any such Person (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of all or any substantial part of its Property, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against Kitty Hawk or any of its Subsidiaries shall be entered in an involuntary case under the Bankruptcy Code.

                 (g) Kitty Hawk or any of its Subsidiaries shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $250,000 against any of its Properties.

                 (h) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court or courts against Kitty Hawk and its Subsidiaries or any of them on claims not covered by insurance or as to which the insurance carrier has denied responsibility and the same shall not be discharged, or a stay of execution thereof shall not be procured, within five days from the date of entry thereof and Kitty Hawk and its Subsidiaries or any of them shall not, within said period of five days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                 (i) Kitty Hawk or any of its Subsidiaries shall fail to pay when due any principal of or interest on any Debt (other than the Obligations) having (either individually or in the aggregate) a principal amount of at least $500,000, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred (and shall not have been waived or otherwise cured) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment; provided, however, that prepayment of the Debt evidenced by the Senior Notes which is permitted to be prepaid in accordance with Section 9.13 shall not constitute an Event of Default.

                 (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 90 contested or challenged by Kitty Hawk or any of its Subsidiaries or any of its shareholders, or Kitty Hawk or any of its Subsidiaries shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected Lien (except for Permitted Liens, if any, which are permitted by the Loan Documents to have priority over the Liens in favor of Agent) upon any of the Collateral purported to be covered thereby.

                 (k) Any of the following events shall occur or exist with respect to Kitty Hawk or any of its Subsidiaries or ERISA Affiliates:
         (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Pension Plan or the termination of any Pension Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Pension Plan, or the institution by the PBGC of any such proceedings;
         (v) any "accumulated funding deficiency" (as defined in Section 406 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Plan; or (vi) complete or partial withdrawal under
         Section 4201 or 4204 of ERISA from a Plan or the reorganization, insolvency or termination of any Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Lenders subject Kitty Hawk or any of its Subsidiaries or ERISA Affiliates to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $1,000,000.

                 (l)      The occurrence of a Change of Control.

                 (m) The occurrence of a default or event of default (no matter how used or defined) under any Subordinated Debt or any agreement, document or instrument creating or evidencing such Debt, unless (i) such default has been waived, cured or consented to in accordance with such agreement, document or instrument, (ii) such default is not a payment default, (iii) the maturity of the Debt affected thereby has not been accelerated, and (iv) such waiver or consent is not made in connection with any amendment or modification of any such agreement, document or instrument or in connection with any payment to the holders of any such Debt.

                 (n) If, at any time, any event or circumstance shall occur which gives any holder of any Subordinated Debt the right to request or require Kitty Hawk or any of its Subsidiaries to redeem, purchase or prepay any such Debt.

                 (o) The occurrence of an "Event of Default" or a "Collateral Access Event" as such terms are defined in the Indenture.

         Section 11.2 Remedies. If any Event of Default shall occur and be continuing, Agent may, and, if directed by the Required Lenders, Agent shall, do any one or more of the following:





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 91

                 (a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Loans and Reimbursement Obligations and all other amounts payable by Kitty Hawk or any of its Subsidiaries under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived;

                 (b) Termination of Commitments. Terminate the Commitments (including, without limitation, any obligation of Issuing Bank to issue Letters of Credit) without notice to Kitty Hawk or any of its Subsidiaries;

                 (c)      Judgment.  Reduce any claim to judgment;

                 (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to Agent for the benefit of Agent and Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; or

                 (e) Rights. Exercise any and all rights and remedies afforded by the laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity or otherwise;

provided, however, that upon the occurrence of an Event of Default under
Section 11.1(e) or Section 11.1(f), the Commitments of all of Lenders (including, without limitation, any obligation of Issuing Bank to issue Letters of Credit) shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable under the Loan Documents shall thereupon become immediately and automatically due and payable, all without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived.

         Section 11.3 Performance by Agent. If Kitty Hawk or any of its Subsidiaries shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, Agent may, at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of such Person. In such event, Kitty Hawk shall, at the request of Agent, promptly pay any amount expended by Agent or Lenders in connection with such performance or attempted performance to Agent at the Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of Kitty Hawk or any of its Subsidiaries under this Agreement or any of the other Loan Documents.

         Section 11.4 Cash Collateral. If an Event of Default shall have occurred and be continuing, Kitty Hawk shall, if requested by Agent or Required Lenders, pledge to Agent as security for the Obligations an amount in immediately available funds equal to the then outstanding Letter of Credit Liabilities, such funds to be held in a cash collateral account satisfactory to Agent without any right of withdrawal by Kitty Hawk or any of its Subsidiaries.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 92

                                   ARTICLE 12

                      Agency and Intercreditor Provisions

         Section 12.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, Agent
(a) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender, (c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, (d) shall not be responsible to Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder, (e) may consult with legal counsel (including counsel for Kitty Hawk or any of its Subsidiaries), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of Lenders; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

         Section 12.2 Rights of Agent as a Lender. With respect to its Commitments, the Loans made by it and the Notes and Letters of Credit issued to or by it, Wells Fargo (and any successor acting as Agent) in its capacity as a Lender or Issuing Bank hereunder shall have the same rights and powers hereunder as any other Lender or Issuing Bank and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Agent in its individual capacity. Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking,





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 93 trust or other business with, Kitty Hawk and its Subsidiaries or any of their Affiliates and any other Person who may do business with or own securities of Kitty Hawk or any of its Subsidiaries or Affiliates, all as if it were not acting as Agent and without any duty to account therefor to Lenders.

         Section 12.3 Defaults. Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or Reimbursement Obligations or of commitment fees) unless Agent has received notice from a Lender or Kitty Hawk specifying such Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice of the occurrence of a Default, Agent shall give prompt notice thereof to Lenders (and shall give each Lender prompt notice of each such non-payment). Agent shall (subject to Section 12.1) take such action with respect to such Default as shall be directed by the Required Lenders, provided that unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of Lenders.

         Section 12.4 INDEMNIFICATION. EACH LENDER HEREBY AGREES TO INDEMNIFY AGENT FROM AND HOLD AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF KITTY HAWK OR ANY OF ITS SUBSIDIARIES UNDER SECTIONS 13.1 AND 13.2), RATABLY IN ACCORDANCE WITH ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE AGGREGATE LOAN PERCENTAGES), ANY AND ALL LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (BUT EXCLUDING NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF AGENT'S DUTIES AS AGENT HEREUNDER) WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF LENDERS THAT AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION 12.4, EACH LENDER AGREES TO REIMBURSE AGENT PROMPTLY UPON DEMAND FOR ITS





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 94

PRO RATA SHARE (CALCULATED ON THE BASIS OF THE AGGREGATE LOAN PERCENTAGES) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES) INCURRED BY AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY KITTY HAWK OR ANY OF ITS SUBSIDIARIES.

         Section 12.5 Independent Credit Decisions. Each Lender agrees that it has independently and without reliance on Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Kitty Hawk and its Subsidiaries and its own decision to enter into this Agreement and that it will, independently and without reliance upon Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Agent shall not be required to keep itself informed as to the performance or observance by Kitty Hawk or any of its Subsidiaries of this Agreement or any other Loan Document or to inspect the Properties or books of Kitty Hawk or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to Lenders by Agent hereunder or under the other Loan Documents, Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of Kitty Hawk or any of its Subsidiaries (or any of their Affiliates) which may come into the possession of Agent or any of its Affiliates.

         Section 12.6 Several Commitments. The Commitments and other obligations of Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with its Commitment shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.

         Section 12.7 Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving notice thereof to Lenders and Kitty Hawk. Upon any such resignation, the Required Lenders will have the right to appoint another Lender as a successor Agent; provided, however, that, prior to the occurrence and continuation of a Default, the identify of such successor Agent shall be approved by Kitty Hawk, which approval shall not be unreasonably withheld, conditioned or delayed. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the U.S.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 95
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or any state thereof or of a foreign country if acting through its U.S. branch and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Agent, and the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation as Agent, the provisions of this
Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was Agent. Each Agent (including each successor Agent) agrees that, so long as it is acting as Agent under this Agreement, it shall be a Lender under this Agreement.

         Section 12.8 Beneficiaries of Article 12. Notwithstanding anything to the contrary contained in this Agreement, each of Kitty Hawk and its Subsidiaries acknowledges and agrees that the terms and provisions of this
Article 12 other than Section 12.6 are intended solely for the benefit of Agent and Lenders and that neither Kitty Hawk nor any of its Subsidiaries is a beneficiary of any of such terms or provisions or may enforce any of such terms or provisions against Agent or any Lender.

                                   ARTICLE 13

                                 Miscellaneous

         Section 13.1 Expenses. Whether or not the transactions contemplated hereby are consummated, Kitty Hawk hereby agrees, on demand, to pay or reimburse Agent and each of Lenders for paying: (a) all reasonable out-of-pocket costs and expenses of Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and any and all waivers, amendments, modifications, renewals, extensions and supplements thereof and thereto, and the syndication of the Commitments and the Loans, including, without limitation, the reasonable fees and expenses of legal counsel for Agent, (b) all out-of-pocket costs and expenses of Agent and Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the fees and expenses of all legal counsel for Agent and/or any Lender (unless, with respect to legal counsel of any Lender other than Wells Fargo, Agent has not approved of the payment by Kitty Hawk of the fees and expenses of such counsel), (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (e) all out-of-pocket costs and expenses incurred by Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports.

         Section 13.2 INDEMNIFICATION. EACH OF KITTY HAWK AND ITS SUBSIDIARIES HEREBY JOINTLY AND SEVERALLY AGREES TO INDEMNIFY AGENT AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 96
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FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES
(INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES AND EXPENSES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) THE RELATED TRANSACTIONS, (D) ANY BREACH BY KITTY HAWK OR ANY OF ITS SUBSIDIARIES OF ANY REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (E) THE USE OR PROPOSED USE OF ANY LOAN OR LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVEES, DEDUCTIONS AND CHARGES IMPOSED ON AGENT, ISSUING BANK OR ANY LENDER IN RESPECT OF ANY LOAN OR LETTER OF CREDIT (EXCLUSIVE OF INCOME AND FRANCHISE TAXES ATTRIBUTABLE TO NET INCOME),
(G) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF KITTY HAWK OR ANY OF ITS SUBSIDIARIES, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE DIRECT RESULT OF AN INTENTIONAL AND AFFIRMATIVE ACT BY THE PERSON TO BE INDEMNIFIED THAT CONSTITUTES GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON, OR (H) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS
SECTION 13.2 SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. THE OBLIGATIONS OF EACH OF KITTY HAWK AND ITS SUBSIDIARIES UNDER THIS SECTION 13.2 SHALL SURVIVE THE REPAYMENT OF THE LOANS AND OTHER OBLIGATIONS AND TERMINATION OF THE COMMITMENTS.

         Section 13.3 Limitation of Liability. None of Agent, any Issuing Bank, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of Agent, any Issuing Bank, any Lender or any Affiliate, officer, director,





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 97 employee, attorney or agent thereof shall have any liability with respect to, and each of Kitty Hawk and its Subsidiaries hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by Kitty Hawk or any of its Subsidiaries in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of Kitty Hawk and its Subsidiaries hereby waives, releases and agrees not to sue Agent, any Issuing Bank or any Lender or any of their respective Affiliates, officers, directors, employees, attorneys or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

         Section 13.4 No Duty. All attorneys, accountants, appraisers and other professional Persons and consultants retained by Agent and Lenders shall have the right to act exclusively in the interest of Agent and Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to Kitty Hawk or any of its Subsidiaries or any of their shareholders or any other Person.

         Section 13.5 No Fiduciary Relationship. The relationship between each of Kitty Hawk and its Subsidiaries, on the one hand, and Agent and each Issuing Bank and Lender, on the other hand, is solely that of debtor and creditor, and neither Agent, any Issuing Bank nor any Lender has any fiduciary or other special relationship with Kitty Hawk or any of its Subsidiaries, and no term or condition of any of the Loan Documents shall be construed so as to deem any such relationship to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement between or among Agent or any Issuing Bank or any Lender or between or among Kitty Hawk or any of its Subsidiaries and Agent or any Issuing Bank or any Lender.

         Section 13.6 Equitable Relief. Each of Kitty Hawk and its Subsidiaries recognizes that, in the event it fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to Agent and Lenders. Each of Kitty Hawk and its Subsidiaries therefore agrees that Agent and Lenders, if Agent or Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 13.7 No Waiver; Cumulative Remedies. No failure on the part of Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 98
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         Section 13.8     Successors and Assigns.

                 (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither Kitty Hawk nor any of its Subsidiaries may assign or transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of Agent and Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it and the Letters of Credit issued by it); provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to Kitty Hawk for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement, and (iv) Kitty Hawk shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents.
                 (b) Each of Kitty Hawk and its Subsidiaries and each of Lenders agree that any Lender (the "Assigning Lender") may at any time assign to one or more Eligible Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments and Loans and Letters of Credit) (each an "Assignee"); provided, however, that (i) each such assignment may be of a varying percentage of the Assigning Lender's rights and obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations, (ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitments and Loans and Letters of Credit of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than an aggregate amount equal to $5,000,000 calculated based upon the sum of the Revolving Credit Loans Commitment assigned (or, if such Commitment has terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and face amount of outstanding Letters of Credit assigned) plus the aggregate outstanding principal amount of the Term Loans assigned, and (iii) the parties to each such assignment shall execute and deliver to Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and a processing and recordation fee of $2,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof or such other date as may be approved by Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Loan Documents, and
         (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 99 thereto, provided that such Lender's rights under Article 4, Section
         13.1 and Section 13.2 accrued through the date of assignment shall continue).

                 (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of Kitty Hawk or any of its Subsidiaries or the performance or observance by Kitty Hawk or any of its Subsidiaries of its obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the other Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                 (d) Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of Lenders and the Commitments of, and principal amount of the Loans owing to and Letters of Credit issued by, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Kitty Hawk, Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by Kitty Hawk or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                 (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Notes subject to such assignment, Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to Kitty Hawk. Within five Business Days after its receipt of such notice, Kitty Hawk, at its expense, shall execute and deliver to Agent in exchange for each





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 100
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         surrendered Note evidencing particular Loans, a new Note evidencing such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new Note evidencing such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibits C and/or D hereto, as applicable.

                 (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
         Section 13.8, disclose to the Assignee or participant or proposed Assignee or participant any information relating to Kitty Hawk or any of its Subsidiaries furnished to such Lender by or on behalf of Kitty Hawk or any of its Subsidiaries; provided that each such actual or proposed Assignee or participant shall agree to be bound by the provisions of Section 13.20.

                 (g) Any Lender may assign and pledge all or any of the Notes held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by the Federal Reserve System and/or Federal Reserve Bank; provided, however, that any payment made by Kitty Hawk for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy Kitty Hawk's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

         Section 13.9 Survival. All representations and warranties made or deemed made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of each of Kitty Hawk and its Subsidiaries hereunder, the obligations of each of Kitty Hawk and its Subsidiaries under
Article 4 and Sections 13.1 and 13.2 shall survive repayment of the Loans, the Reimbursement Obligations and the other Obligations.

         Section 13.10 ENTIRE AGREEMENT; AMENDMENT AND RESTATEMENT; WAIVER OF CLAIMS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, TERM SHEETS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. This Agreement amends and restates in its entirety (but does





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 101
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not extinguish the indebtedness, liabilities or obligations evidenced by or outstanding under) the Prior Credit Agreement. The execution of this Agreement and the other Loan Documents executed in connection herewith does not extinguish the indebtedness, liabilities or obligations evidenced by or outstanding under the Prior Credit Agreement, nor does such execution constitute a novation with respect to any such indebtedness, liabilities or obligations. Each of Kitty Hawk and its Subsidiaries represents and warrants to Agent and Lenders that, as of the Closing Date, there are no claims or offsets against, or defenses or counterclaims to, its indebtedness, liabilities and obligations under the Prior Credit Agreement or the promissory notes or the other "Loan Documents" as defined therein. TO INDUCE AGENT AND LENDERS TO ENTER INTO THIS AGREEMENT, EACH OF KITTY HAWK AND ITS SUBSIDIARIES WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF AND RELATING TO ANY OF THE PRIOR CREDIT AGREEMENT OR SUCH "LOAN DOCUMENTS" OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         Section 13.11 Amendments. No amendment or waiver of any term or provision of this Agreement, the Notes or any other Loan Document to which Kitty Hawk or any of its Subsidiaries is a party, nor any consent to any departure by Kitty Hawk or any of its Subsidiaries therefrom, shall in any event be effective unless the same shall be agreed or consented to by Required Lenders and Kitty Hawk in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in writing and signed by all of Lenders and Kitty Hawk, do any of the following: (a) increase the Commitments of Lenders or subject Lenders to any additional obligations; (b) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment (including, without limitation, any mandatory prepayment) of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) waive any of the conditions precedent specified in Article 6; (e) change the Commitment Percentages or the Aggregate Loan Percentages or the aggregate unpaid principal amount of the Loans, the Reimbursement Obligations or other Obligations or the number or interests of Lenders which shall be required for Lenders or any of them to take any action under this Agreement; (f) change any provision contained in Section 3.2, Section 3.3 or this Section 13.11 or modify the definition of "Required Lenders" contained in Section 1.1; or (g) except as expressly authorized by this Agreement, release any Collateral from any of the Liens created by the Security Documents or release any guaranty of all or any portion of the Obligations. Notwithstanding anything to the contrary contained in this Section 13.11, no amendment, waiver or consent shall be made with respect to Article 12 hereof without the prior written consent of Agent and Agent and Lenders may, without the agreement of Kitty Hawk, amend the terms and provisions of Article 12 other than Section 12.6.

         Section 13.12    Maximum Interest Rate.

                 (a) No interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 102
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         below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

                 (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate, and neither Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 13.12(b) or (ii) an amount, which when added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such, and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to Kitty Hawk. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Kitty Hawk and its Subsidiaries, Agent and Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Agent and/or Lenders, as appropriate, shall refund to Kitty Hawk the amount of such excess and, in such event, Agent and Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

                 (c) Pursuant to Chapter 346 of the Finance Code of the State of Texas, as amended, each of Kitty Hawk and its Subsidiaries agrees that such Chapter 346 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not govern or in any manner apply to the Obligations.

         Section 13.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which Kitty Hawk or any of its Subsidiaries is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested or delivered to the intended recipient at the "Address for Notices" specified below its name on the





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 103
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signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it); or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 13.13. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that notices to Agent shall be deemed given when received by Agent.

         Section 13.14 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN CERTAIN LOAN DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S. EACH OF KITTY HAWK AND ITS SUBSIDIARIES HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND (2) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF KITTY HAWK AND ITS SUBSIDIARIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SET FORTH UNDERNEATH ITS SIGNATURE HERETO. EACH OF KITTY HAWK AND ITS SUBSIDIARIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

         Section 13.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 13.17 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 13.18 Construction. Each of Kitty Hawk and its Subsidiaries, Agent and each Lender acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 104 opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

         Section 13.19 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section 13.20 Confidentiality. Each Lender agrees to exercise its best efforts to keep any information delivered or made available by Kitty Hawk or any of its Subsidiaries to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender from disclosing such information (a) to any other Lender, (b) to any Person if reasonably incidental to the administration of the Loans, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed, (f) in connection with any litigation to which Agent, any Lender or their respective Affiliates may be a party, (g) to the extent reasonably required in connection with the exercise of any right or remedy under the Loan Documents, (h) to such Lender's legal counsel, independent auditors and affiliates, and (i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this Section 13.20.

         Section 13.21 Approvals and Consent. Except as may be expressly provided to the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this Agreement of the other Loan Documents where the approval, consent or exercise of judgment of Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Agent or such Lender, respectively, and Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of Agent or such Lender, and (b) no approval or consent of Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

         Section 13.22 Joint and Several Obligations. Each and every representation, warranty, covenant or agreement of Kitty Hawk and its Subsidiaries (or any two or more of them) contained herein shall be, and shall be deemed to be, the joint and several representation, warranty, covenant and agreement of each such Person.

         Section 13.23 AGREEMENT FOR BINDING ARBITRATION. EACH OF THE PARTIES HERETO AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF THE CURRENT ARBITRATION PROGRAM OF WELLS FARGO, WHICH





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 105

ARBITRATION PROGRAM IS ATTACHED HERETO AS EXHIBIT F. ALL DISPUTES AMONG THE PARTIES HERETO SHALL BE RESOLVED BY MANDATORY BINDING ARBITRATION UPON THE REQUEST OF ANY PARTY HERETO.


             [The remainder of this page intentionally left blank.]





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 106

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                   KITTY HAWK:

                                   KITTY HAWK, INC.


                                   By: /s/ M. TOM CHRISTOPHER
                                      ----------------------------------------
                                   Name:      M. Tom Christopher
                                   Title:     Chairman of the Board of Directors
                                              and Chief Executive Officer




                                   AIRCARGO:

                                   KITTY HAWK AIRCARGO, INC.


                                   By: /s/ TILMON J. REEVES
                                      ----------------------------------------
                                   Name:      Tilmon J. Reeves
                                   Title:     President




                                   LEASING:

                                   AIRCRAFT LEASING, INC.


                                   By: /s/ RICHARD R. WADSWORTH, JR.
                                      ----------------------------------------
                                   Name:      Richard R. Wadsworth, Jr.
                                   Title:     President






SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 107

                                   CHARTERS:

                                   KITTY HAWK CHARTERS, INC.


                                   By: /s/ M. TOM CHRISTOPHER
                                      ----------------------------------------
                                   Name:      M. Tom Christopher
                                   Title:     President




                                   SKYFREIGHTERS:

                                   SKYFREIGHTERS CORPORATION


                                   By: /s/ M. TOM CHRISTOPHER
                                      ----------------------------------------
                                   Name:      M. Tom Christopher
                                   Title:     President




                                   AIA:

                                   AMERICAN INTERNATIONAL AIRWAYS, INC.


                                   By: /s/ RICHARD R. WADSWORTH, JR.
                                      ----------------------------------------
                                   Name:      Richard R. Wadsworth, Jr.
                                   Title:     Vice President




                                   AIT:

                                   AMERICAN INTERNATIONAL TRAVEL, INC.


                                   By: /s/ RICHARD R. WADSWORTH, JR.
                                      ----------------------------------------
                                   Name:      Richard R. Wadsworth, Jr.
                                   Title:     Vice President





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 108

                                   FOL:

                                   FLIGHT ONE LOGISTICS, INC.


                                   By: /s/ RICHARD R. WADSWORTH, JR.
                                      ----------------------------------------
                                   Name:      Richard R. Wadsworth, Jr.
                                   Title:     Vice President




                                   KFS:

                                   KALITTA FLYING SERVICE, INC.


                                   By: /s/ RICHARD R. WADSWORTH, JR.
                                      ----------------------------------------
                                   Name:      Richard R. Wadsworth, Jr.
                                   Title:     Vice President




                                   OK:

                                   O. K. TURBINES, INC.


                                   By: /s/ RICHARD R. WADSWORTH, JR.
                                      ----------------------------------------
                                   Name:      Richard R. Wadsworth, Jr.
                                   Title:     Vice President





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 109

                       Address for Notices to Kitty Hawk
                       and each of its Subsidiaries:

                       Kitty Hawk, Inc., Kitty Hawk Aircargo, Inc.,
                       Aircraft Leasing, Inc., Kitty Hawk Charters, Inc., Skyfreighters Corporation, American International Airways, Inc., American International Travel, Inc., Flight One Logistics, Inc., Kalitta Flying Service, Inc. and O. K. Turbines, Inc. (as applicable)
                       P.O. Box 612787
                       Dallas, Texas  75261
                       Attention:       Mr. M. Tom Christopher

                       1515 W. 20th Street
                       DFW Airport, Texas 75261

                       Fax No.:         (214) 456-2210
                       Telephone No.:   (214) 456-2220






SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 110

                                      AGENT AND A LENDER:

COMMITMENTS:                          WELLS FARGO BANK (TEXAS) NATIONAL
Revolving Credit Loans                ASSOCIATION
Commitment:  $100,000,000
                                      By: /s/ DREW KEITH
                                          -----------------------------
Term Loans                            Name:      Drew Keith
Commitment:  $45,900,000              Title:     Vice President


                                      Address for Notices:

                                      Wells Fargo Bank (Texas),
                                      National Association
                                      1445 Ross Avenue, Suite 300
                                      Dallas, Texas  75202
                                      Attention:       Drew Keith
                                      Fax No.:         (214) 855-1340
                                      Telephone No.:   (214) 740-0099


                                      Lending Office for Base Rate Loans:

                                      Wells Fargo Bank, NA
                                      Commercial Bank Loan Center
                                      Agency Dept. 2840
                                      201 3rd Street, 8th Floor
                                      San Francisco, CA  94103
                                      Attention:  Manager
                                      Fax No.:         (415) 512-9408
                                      Telephone No.:   (415) 477-5227


                                      Lending Office for Eurodollar Loans:

                                      Wells Fargo Bank, NA
                                      Commercial Bank Loan Center
                                      Agency Dept. 2840
                                      201 3rd Street, 8th Floor
                                      San Francisco, CA  94103
                                      Attention:  Manager
                                      Fax No.:         (415) 512-9408
                                      Telephone No.:   (415) 477-5227





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 111

                                   EXHIBIT A

                           ASSIGNMENT AND ACCEPTANCE

                           ASSIGNMENT AND ACCEPTANCE

                               Date:_____,  19__

         Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of November 19, 1997 (as the same may be amended and in effect from time to time, the "Credit Agreement") among Kitty Hawk, Inc., Kitty Hawk Aircargo, Inc., Aircraft Leasing, Inc., Kitty Hawk Charters, Inc., Skyfreighters Corporation, American International Airways, Inc., American International Travel, Inc., Flight One Logistics, Inc., Kalitta Flying Service, Inc., 0.K. Turbines, Inc., the lenders named therein ("Lenders") and Wells Fargo Bank (Texas), National Association, as agent for the Lenders (in such capacity, "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance is being executed pursuant to Section 13.8 of the Credit Agreement.

         _____________________ ("Assignor and ____________________ ("Assignee")
agree as follows:

         1. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, the following interests in and to Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below):

         (a)     a        % interest in the Revolving Credit Loans Commitments
                 (which percentage interest represents a $    commitment with
                 respect to the aggregate Revolving Credit Loans Commitments of
                 $     ); and/or

         (b)     a        % interest in the aggregate outstanding principal
                 amount of the Term Loans (which percentage interest represents
                 a $    interest in the $    aggregate principal amount of the
                 Term Loans presently outstanding).

After giving effect to this Assignment and Acceptance, the Revolving Credit
Loans Commitment of Assignor will be $    , and the outstanding principal
amount of Assignor's interest in the Term Loans will be $     .

         2. Assignor (i) represents that, as of the date hereof and immediately prior to giving effect to this Assignment and Acceptance, (A) its
Revolving Credit Loans Commitment is $            and the outstanding principal
balance of its Revolving Credit Loans is $         , (B) the outstanding
principal balance of its Term Loans is $     , and (C) its pro rata share of the
Letters of Credit outstanding under its Revolving Credit Loans Commitment is
$     , (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest



ASSIGNMENT AND ACCEPTANCE - Page 1
is free and clear of any adverse claim, (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of any Company or the performance or observance by any Company of any of its obligations under the Credit Agreement or any other Loan Document, and (iv) attaches the assigned Notes held by Assignor and requests that Agent exchange such Notes for a new [Revolving Credit Loans and/or Term Loans Note] payable to the order of (A) Assignee in an amount equal to (1) in the case of the Revolving Credit Loans Note, the amount of Assignor's Revolving Credit Loans Commitment assumed by Assignee hereunder, and (2) in the case of the Term Loans Note, the principal amount of the Term Loans assigned to Assignee pursuant hereto, and (B) Assignor in an amount equal to (1) in the case of the Revolving Credit Loans Note, the amount of the Revolving Credit Loans commitment retained by Assignor, and (2) in the case of the Term Loans Note, the principal amount of the Term Loans retained by Assignor.(1)

         3. Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (iii) agrees that it will, independently and without reliance upon Agent, Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and other Loan Documents, (iv) confirms that it is an Eligible Assignee, (v) appoints and authorizes Agent to take such action on Assignee's behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender, (vii) agrees that it will keep confidential all information with respect to the Companies furnished to it by any Company or Assignor marked as being confidential (other than information generally available to the public) in accordance with Section 13.20 of the Credit Agreement, and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to Assignee's exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement, or certificate as to Assignee's exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.(2)


-------------------------
(1) If this Assignment and Acceptance does not relate to all of the Loans, this language is to be revised accordingly.

(2) If Assignee is organized under the laws of a jurisdiction outside the United States.




ASSIGNMENT AND ACCEPTANCE - Page 2

         4. The effective date for this Assignment and Acceptance shall be ____ , ___ (the "Effective Date").(3) Following the execution of this Assignment and Acceptance, it will be delivered to Agent for acceptance and recording by Agent.

         5. Upon such acceptance and recording, from and after the Effective Date, (i) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and
(ii) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

         6. Upon such acceptance and recording, from and after the Effective Date, Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         8. Assignee's address for notices and Applicable Lending Office for purpose of the Credit Agreement (until such address or office are subsequently changed in accordance with the Credit Agreement) are specified below its name on the signature pages of this Assignment and Acceptance.

                                           [NAME OF ASSIGNOR]

                                           By:
                                              -------------------------
                                           Name:
                                                -----------------------
                                           Title:
                                                 ----------------------





-------------------------
(3) Such date shall be at least five (5) Business Days after the execution of this Assignment and Acceptance and delivery thereof to Agent, unless otherwise agreed by Agent.



ASSIGNMENT AND ACCEPTANCE - Page 3

                                         [NAME OF ASSIGNEE]

                                         By:
                                            -----------------------------------
                                         Name
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         Address for Notices:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         Fax No. (_)
                                                    ---------------------------
                                         Telephone No. (___)
                                                            -------------------
                                         Attention:
                                                   ----------------------------

                                         Lending Office for Prime Rate Loans:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         Lending Office for Eurodollar Loans:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------



ACCEPTED BY:

WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent

By:
   -----------------------------------
Name
     ---------------------------------
Title:
      --------------------------------

KITTY HAWK, INC.(1)

By:
   -----------------------------------
Name
     ---------------------------------
Title:
      --------------------------------

Date:
     ---------------------------------



-------------------------
(1)    Applicable only prior to the occurrence and continuation of a Default.



ASSIGNMENT AND ACCEPTANCE - Page 4

                                   EXHIBIT B

                             BORROWING BASE REPORT

                             BORROWING BASE REPORT

         TO:     Wells Fargo Bank (Texas), National Association
                 1445 Ross Avenue, Suite 300
                 Dallas, Texas 75202
                 Attention: Drew Keith

Ladies/Gentlemen:

         This Borrowing Base Report ("Report") for the month ending ____, 19 __, is executed and delivered by Kitty Hawk, Inc. ("Borrower") pursuant to that certain Second Amended and Restated Credit Agreement, dated as of November 19, 1997 (as the same may be amended and in effect from time to time, the "Agreement"), among Borrower, Kitty Hawk Aircargo, Inc., Aircraft Leasing, Inc., Kitty Hawk Charters, Inc., Skyfreighters Corporation, American International Airways, Inc., American International Travel, Inc., Flight One Logistics, Inc., Kalitta Flying Service, Inc., 0. K. Turbines, Inc., the lenders named therein ("Lenders") and Wells Fargo Bank (Texas), National Association, as agent for Lenders (in such capacity, "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         Borrower hereby represents and warrants to Agent that all information contained herein is true, correct and complete, and that the Eligible Receivables and Eligible Parts referred to below represent the Eligible Receivables and Eligible Parts that qualify for purposes of determining the Borrowing Base under the Agreement. Borrower further represents and warrants to Agent that (a) attached hereto as Schedule 1 is a list of Eligible Receivables for the month ending _____, _____, showing all Eligible Receivables aged in thirty-day intervals, (b) attached hereto as Schedule 2 is a calculation showing the amounts of all Receivables and showing the amounts of all exclusions therefrom for purposes of calculating Eligible Receivables (set forth separately for each entity and for each exclusion specified in clauses (a) through (r) of the definition of Eligible Receivables and for any exclusion resulting from the last paragraph of such definition) and (c) attached hereto as Schedule 3 is a calculation showing the amounts of all Eligible Parts showing the amounts of all exclusions therefrom for purposes of calculating Eligible Parts (set forth separately for each entity and for each exclusion specified in clauses (i) through (vi) of the definition of Eligible Parts).

                         CALCULATION OF BORROWING BASE

Receivables:

        1. Eligible Receivables    . . . . . . . . . . . . . . . . . . $_______

Parts:

        2. Eligible Parts  . . . . . . . . . . . . . . . . . . . . . . $_______




BORROWING BASE REPORT - Page 1

Borrowing Base:

  3.     __% of line 1(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________
  4.     __% of line 2(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________
  5.     Borrowing Base (line 3 plus line 4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________
  6.     Revolving Loans Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $100,000,000
  7.     Outstanding principal amount of Revolving Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________
  8.     Outstanding Letter of Credit Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________
  9.     Outstanding Revolving Credit (line 7 plus line 8)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________
  10.    Availability under Revolving Loans Commitment (the lesser of line 5 or line 6, minus line 9) . . . . . . . . . $___________

         Borrower further represents and warrants to Agent that the representations and warranties contained in Article 7 of the Agreement are true and correct on and as of the date of this Borrowing Base Report as if made on and as of the date hereof, and that no Default or Event of Default has occurred and is continuing.

Date:
     --------------------

                                                KITTY HAWK, INC.

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


-------------------------
(1) The percentages referred to in line 3 and line 4 are to be determined by Agent in accordance with the Agreement.



BORROWING BASE REPORT - Page 2

                                   SCHEDULE 1

                              ELIGIBLE RECEIVABLES












SCHEDULE 1 - ELIGIBLE RECEIVABLES AGING SCHEDULE

                                   SCHEDULE 2

                           RECEIVABLES AND EXCLUSIONS













SCHEDULE 2 - RECEIVABLES OF THE BORROWER AND ITS WHOLLY-OWNED SUBSIDIARIES

                                   SCHEDULE 3

                                 ELIGIBLE PARTS





SCHEDULE 3 - INVENTORY OF THE BORROWER AND ITS WHOLLY-OWNED SUBSIDIARIES

                                   EXHIBIT C

                          REVOLVING CREDIT LOANS NOTE

                          REVOLVING CREDIT LOANS NOTE

$____________                    Dallas, Texas                November 19, 1997

         FOR VALUE RECEIVED, the undersigned, KITTY HAWK, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of ___________ ("Lender"), in accordance with the instructions for payment to Agent specified in Section 3.1 of the Credit Agreement and for the account of the Applicable Lending Office of Lender, in lawful money of the United States of America and in immediately available funds, the principal amount of ______________ and NO/100 Dollars ($________________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans (hereinafter "Loans") made by Lender (or its predecessor in interest) to Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         Borrower hereby authorizes Lender to endorse in its records the amount and Type of Loans made to Borrower by Lender (or its predecessor in interest) and all Continuations, Conversions and payments of principal in respect of such Loans, which endorsements shall, in the absence of manifest error and in the absence of disagreement between Lender and Agent as to such amount, be conclusive as to the outstanding principal amount of all such Loans; provided, however, that the failure to make such notation with respect to any such Loans or payment shall not limit or otherwise affect the obligations of Borrower under the Credit Agreement or this Note.

         This Note is one of the Revolving Credit Loans Notes referred to in the Second Amended and Restated Credit Agreement dated as of November 19, 1997, among Borrower, Kitty Hawk Aircargo, Inc., Aircraft Leasing, Inc., Kitty Hawk Charters, Inc., Skyfreighters Corporation, American International Airways, Inc., American International Travel, Inc., Flight One Logistics, Inc., Kalitta Flying Service, Inc., OK Turbines, Inc., Wells Fargo Bank (Texas), National Association, as Agent, and the Lenders named therein (such agreement, as the same may be amended, modified or supplemented from time to time, being referred to herein as the "Credit Agreement"), and evidences Loans made by Lender (or its predecessor in interest) thereunder. The Credit Agreement, among other things, contains provisions limiting the amount of interest that may be charged on this Note, for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note and not otherwise defined herein have the respective meanings assigned to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.




REVOLVING CREDIT LOANS NOTE - Page 1

         Each of Borrower and each surety, Guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         This Note, in part, is issued in amendment and restatement of, but not in extinguishment of the indebtedness evidenced by, (a) that certain Revolving Credit Loans Note, dated September 17, 1997, in the original principal amount of $30,450,000 made by Borrower payable to the order of Wells Fargo Bank (Texas), National Association and (b) that certain Revolving Credit Loans Note, dated September 17, 1997, in the original principal amount of $30,450,000 made by Borrower payable to the order of Bank One, Texas, N.A.

                                                KITTY HAWK, INC.

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------





REVOLVING CREDIT LOANS NOTE - Page 2

                                   EXHIBIT D

                                TERM LOANS NOTE

                                TERM LOANS NOTE

$_____________                   Dallas, Texas                November 19, 1997

         FOR VALUE RECEIVED, the undersigned, KITTY HAWK, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of _____________ ("Lender"), in accordance with the instructions for payment to Agent specified in Section 3.1 of the Credit Agreement and for the account of the Applicable Lending Office of Lender, in lawful money of the United States of America and in immediately available funds, the principal amount of ____________ Dollars ($____________) on the dates and in the principal amounts provided in the Credit Agreement referred to below, and to pay interest on the unpaid principal amount of each of the Term Loans (hereinafter "Loans") made by Lender (or its predecessor in interest) to Borrower under the Credit Agreement, at such office, in like money and funds, for the period commencing on the date of such Loans until such Loans shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         Borrower hereby authorizes Lender to endorse in its records the amount and Type of Loans made to Borrower by Lender (or its predecessor in interest) and all Continuations, Conversions and payments of principal in respect of such Loans, which endorsements shall, in the absence of manifest error and in the absence of disagreement between Lender and Agent as to such amount, be conclusive as to the outstanding principal amount of all such Loans; provided, however, that the failure to make such notation with respect to any such Loans or payment shall not limit or otherwise affect the obligations of Borrower under the Credit Agreement or this Note.

         This Note is one of the Term Loans Notes referred to in the Second Amended and Restated Credit Agreement dated as of November 19, 1997, among Borrower, Kitty Hawk Aircargo, Inc., Aircraft Leasing, Inc., Kitty Hawk Charters, Inc., Skyfreighters Corporation, American International Airways, Inc., American International Travel, Inc., Flight One Logistics, Inc., Kalitta Flying Service, Inc., OK Turbines, Inc., Wells Fargo Bank (Texas), National Association, as Agent, and the Lenders named therein (such agreement, as the same may be amended, modified or supplemented from time to time, being referred to herein as the "Credit Agreement"), and evidences Loans made by Lender (or its predecessor in interest) thereunder. The Credit Agreement, among other things, contains provisions limiting the amount of interest that may be charged on this Note, for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note and not otherwise defined herein have the respective meanings assigned to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.




TERM LOANS NOTE - Page 1

         Each of Borrower and each surety, Guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         This Note, in part, is issued in amendment and restatement of, but not in extinguishment of the indebtedness evidenced by, (a) that certain Revolving Credit Loans Note, dated September 17, 1997, in the original principal amount of $30,450,000 made by Borrower payable to the order of Wells Fargo Bank (Texas), National Association and (b) that certain Revolving Credit Loans Note, dated September 17, 1997, in the original principal amount of $30,450,000 made by Borrower payable to the order of Bank One, Texas, N.A.

                                                KITTY HAWK, INC.

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------





TERM LOANS NOTE - Page 2

                                   EXHIBIT E


         NOTICE OF BORROWING, CONVERSION, CONTINUATION OR PREPAYMENT

                        NOTICE OF BORROWING, CONVERSION,
                           CONTINUATION OR PREPAYMENT

Date:_________, ____

Wells Fargo Bank (Texas), National Association, as Agent
1445 Ross Avenue, Suite 300
Dallas, Texas 75202
Attention: Mr. Drew Keith

         Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of November 19, 1997 (as the same may be amended and in effect from time to time, the "Credit Agreement"), among Kitty Hawk, Inc. ("Borrower"), Kitty Hawk Aircargo, Inc., Aircraft Leasing, Inc., Kitty Hawk Charters, Inc., Skyfreighters Corporation, American International Airways, Inc., American International Travel, Inc., Flight One Logistics, Inc., Kalitta Flying Service, Inc., 0. K. Turbines, Inc., the lenders named therein ("Lenders") and Wells Fargo Bank (Texas), National Association, as agent for Lenders (in such capacity, "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         Borrower hereby gives this Notice, irrevocably, pursuant to Section
2.9 of the Credit Agreement. Borrower hereby notifies you of the following (check and/or complete the applicable item):(1)

_____    (a)     New Loan.

                 (i)      Borrower requests Revolving Credit Loans in the
         amount of $         on __________, _____.

                 (ii)     The Revolving Credit Loans will be of the following
         Type: [Base Rate Loan] [Eurodollar Loan].

                 (iii) If the Revolving Credit Loans will be a Eurodollar Loan, the Interest Period will be _____ months.

_____    (b)     [Conversion] [Continuation] of Loan

                 (i)      Revolving Credit Loans:

                          (A)     Borrower requests a [Conversion]
                 [Continuation] of a Revolving Credit Loan in the amount of $ on __________, ______.



-------------------------
(1) Borrower shall also be required to provide the additional information (if any) required by the Credit Agreement.




NOTICE OF BORROWINGS, CONVERSIONS, CONTINUATIONS OR PREPAYMENTS - Page 1

                      (B) The Type of Revolving Credit Loans to be [Converted] [Continued] will be a [Base Rate Loan] [Eurodollar Loan].

                      (C) The Revolving Credit Loans resulting from the [Conversion] [Continuation] will be a [Base Rate Loan] [Eurodollar Loan].

                      (D) If the Revolving Credit Loans resulting from the [Conversion] [Continuation] will be a Eurodollar Loan, the Interest Period for such Loan will be ______ month[s].

              (ii)    Term Loans:

                      (A) Borrower requests a [Conversion] [Continuation] of the Term Loans in the amount of $ ____________ on __________,___________.

                      (B) The Type of Term Loans to be [Converted] [Continued] ill be a [Base Rate Loan] [Eurodollar Loan].

                      (C) The Term Loans resulting from the [Conversion] [Continuation] will be a [Base Rate Loan] [Eurodollar Loan].

                      (D) If the Term Loans resulting from the [Conversion] [Continuation] will be a Eurodollar Loan, the Interest Period for such Loan will be _______ month[s].

_____ (c)     Prepayment:

              (i)     Revolving Credit Loans:

                      (A)      Borrower will make a prepayment of the principal
              of the Revolving Credit Loans in the amount of $     on    ,     .

                      (B) The Revolving Credit Loans to be prepaid will be of the following Type: [Base Rate Loan] [Eurodollar Loan].

                      (C) If the Revolving Credit Loans to be prepaid is a Eurodollar Loan, it has an Interest Period of _____ month[s] that will end on __________, _____.

              (ii)    Term Loans:

                      (A)     Borrower will make a prepayment of the
                 principal of the Term Loans in the amount of $ _____ on   ,   .

                      (B) The Term Loans to be prepaid will be of the following Type: [Base Rate Loan] [Eurodollar Loan].





NOTICE OF BORROWINGS, CONVERSIONS, CONTINUATIONS OR PREPAYMENTS - Page 2

                          (C)     If the Term Loans to be prepaid is a
                 Eurodollar Loan, it has an Interest Period of _____ month[s] that will end on __________,_____.

                                                KITTY HAWK, INC.

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------






NOTICE OF BORROWINGS, CONVERSIONS, CONTINUATIONS OR PREPAYMENTS - Page 3

                                   EXHIBIT F

                              ARBITRATION PROGRAM

                              ARBITRATION PROGRAM

         (a) Binding Arbitration. Upon the demand of any party, whether made before or after the institution of any judicial proceeding, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute" shall include any action, dispute, claim or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable or otherwise) now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with (1) any agreement, document or instrument to which this Arbitration Program is attached or in which it is referred to or any related agreements, documents or instruments (the "Documents"), (2) all past, present or future loans, notes, instruments, drafts, credits, accounts, deposit accounts, safe deposit boxes, safekeeping agreements, guarantees, letters of credit, goods or services or other transactions, contracts or agreements of any kind whatsoever, (3) any past, present or future incidents, omissions, acts, errors, practices or occurrences causing injury to either party whereby the other party or its agents, employees or representatives may be liable, in whole or in part, or (4) any other aspect of the past, present or future relationships of the parties including any agency, independent contractor or employment relationship but excluding claims for workers' compensation and unemployment benefits ("Relationship"). Any party to this Arbitration Program may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring any action in court to compel arbitration of any Disputes. Any party who fails or refuses to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses incurred by the opposing party in compelling arbitration of any Dispute. The parties agree that by engaging in activities with or involving each other as described above, they are participating in transactions involving interstate commerce.

         (b) Governing Rules. All Disputes between the parties submitted to arbitration shall be resolved by binding arbitration administered by the American Arbitration Association (the "AAA") in accordance with, and in the following order of priority: (1) the terms of this Arbitration Program, (2) the Commercial Arbitration Rules of the AAA, (3) the Federal Arbitration Act (Title 9 of the United States Code) and (4) to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Texas. The validity and enforceability of this Arbitration Program shall be determined in accordance with this same order of priority. In the event of any inconsistency between this Arbitration Program and such rules and statutes, this Arbitration Program shall control. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or Texas Banking
Code art. 342-609.

         (c) No Waiver; Preservation of Remedies; Multiple Parties. No provision of, nor the exercise of any rights under, this Arbitration Program shall limit the right of any party, during any Dispute, to seek, use and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing or proceeding under forcible entry and detainer for possession of any real or personal property, and any such action shall not be deemed an election of remedies. Such rights shall include, without limitation, rights and remedies relating to (1) foreclosing against any real or personal property collateral or other security by the exercise of power of sale under a deed of trust, mortgage or other security agreement or instrument, or applicable law, (2) exercising self-help remedies (including setoff rights) or (3) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. In Disputes involving indebtedness or other monetary obligations, each party agrees that the other party may proceed against all liable persons, jointly or severally, or against one or more of them, less than all, without impairing rights against other liable persons. Nor shall a party be required to join the principal obligor or any other liable persons (e.g., sureties or guarantors) in any proceeding against a particular person. A party may release or settle with one or more liable persons as the party deems fit without releasing or impairing rights to proceed against any persons not so released.

         (d) Statute of Limitations. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this Arbitration Program.

         (e) Arbitrator Powers and Qualifications; Award; Modification or Vacation of Award. Arbitrators are empowered to resolve Disputes by summary rulings substantially similar to summary judgments and motions to dismiss. Arbitrators shall resolve all Disputes in accordance with the applicable substantive law. Any arbitrator selected shall be required to be a practicing attorney licensed to practice law in the State of Texas and shall be required to be experienced and knowledgeable in the substantive laws applicable to the subject matter of the Dispute. With respect to a Dispute in which the claims or amounts in controversy do not exceed $1,000,000, a single arbitrator shall be chosen and shall resolve the Dispute. In such case, the arbitrator shall be required to make specific, written findings of fact, and shall have authority to render an award up to but not to exceed $1,000,000, including all damages of any kind whatsoever, including costs, fees and expenses. A Dispute involving claims or amounts in controversy exceeding $1,000,000, shall be decided by a majority vote of a panel of three arbitrators (an "Arbitration Panel"), the determination of any two of the three arbitrators constituting the determination of the Arbitration Panel, provided, however, that all three Arbitrators on the Arbitration Panel must actively participate in all hearings and deliberations. Arbitrators, including any Arbitration Panel, may grant any remedy or relief deemed just and equitable and within the scope of this Arbitration Program and may also grant such ancillary relief as is necessary to make effective any award. Arbitration Panels shall be required to make specific, written findings of fact and conclusions of law, and in such proceedings before an Arbitration Panel only, the parties shall have the additional right to seek vacation or modification of any award of an Arbitration Panel that is based in whole, or in part, on an incorrect or erroneous ruling of law by appeal to a Federal or State Court of Appeals, following the entry of judgment on the award in Federal or State District Court, as appropriate. For these purposes, the award and judgment entered by the Federal or State District Court shall be considered to be the same as the award and judgment of the Arbitration Panel. All requirements applicable to appeals from any Federal or State District Court judgment shall be applicable to appeals from judgments entered on decisions rendered by Arbitration Panels. The Appellate Courts shall have the power and authority to vacate or modify an award based upon a determination that there has been an incorrect or erroneous ruling of law. The Appellate Court shall also have the power to reverse and/or remand the decision of an Arbitration Panel. Subject to the foregoing, the determination of an Arbitrator or

Arbitration Panel shall be binding on all parties and shall not be subject to further review or appeal except as otherwise allowed by applicable law.

         (f) Other Matters and Miscellaneous. To the maximum extent practicable, the AAA, the Arbitrator (or the Arbitration Panel, as appropriate) and the parties shall take any action necessary to require that an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the Dispute with the AAA. Arbitration proceedings hereunder shall be conducted at one of the following locations in the State of Texas agreed to in writing by the parties or, in the absence of such agreement, selected by the AAA: (1) Austin; (2) Dallas; (3) Fort Worth; (4) Houston; or (5) San Antonio. Arbitrators shall be empowered to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure and applicable law. With respect to any Dispute, each party agrees that all discovery activities shall be expressly limited to matters directly relevant to the Dispute and any Arbitrator, Arbitration Panel and the AAA shall be required to fully enforce this requirement. This Arbitration Program constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations and other communications on dispute resolution. The provisions of this Arbitration Program shall survive any termination, amendment or expiration of the Documents or the Relationship, unless the parties otherwise expressly agree in writing. To the extent permitted by applicable law, Arbitrators, including any Arbitration Panel, shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees and arbitrators' fees) to the prevailing party. This Arbitration Program may be amended, changed or modified only by the express provisions of a writing which specifically refers to this Arbitration Program and which is signed by all the parties hereto. If any term, covenant, condition or provision of this Arbitration Program is found to be unlawful, invalid or unenforceable, such illegality, or invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Arbitration Program, and all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the illegal, invalid or unenforceable part had not been included. The captions or headings in this Arbitration Program are for convenience of reference only and are not intended to constitute any part of the body or text of this Arbitration Program. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or by applicable law or regulation. To the maximum extent permitted by law, this Arbitration Program modifies and supersedes any and all prior agreements for arbitration between the parties.

                                SCHEDULE 1.1(a)

                          AIA AIRCRAFT RELEASE AMOUNTS

                                SCHEDULE 1.1(a)

                          AIA AIRCRAFT RELEASE AMOUNTS

================================================================================

                             Appraised    Initial AIA Aircraft   Percentage
AIA Aircraft                   Value         Release Amount      Allocation
================================================================================
1.  Aircraft O   719CK      $ 4,100,000      $ 2,974,301           6.4800%
--------------------------------------------------------------------------------
2.  Aircraft P   255US      $ 5,800,000      $ 4,207,548           9.1668%
--------------------------------------------------------------------------------
3.  Aircraft Q   856AA      $ 4,800,000      $ 3,482,109           7.5863%
--------------------------------------------------------------------------------
4.  Aircraft R   858AA      $ 4,644,000      $ 3,368,940           7.3397%
--------------------------------------------------------------------------------
5.  Aircraft S   6831       $ 3,800,000      $ 2,756,670           6.0058%
--------------------------------------------------------------------------------
6.  Aircraft T   6834       $ 3,700,000      $ 2,684,126           5.8478%
--------------------------------------------------------------------------------
7.  Aircraft U   6808       $ 3,300,000      $ 2,393,950           5.2156%
--------------------------------------------------------------------------------
8.  Aircraft V   6811       $ 4,000,000      $ 2,901,757           6.3219%
--------------------------------------------------------------------------------
9.  Aircraft W   6816       $ 3,600,000      $ 2,611,582           5.6897%
--------------------------------------------------------------------------------
10. Aircraft X   1908       $ 1,828,000      $ 1,326,103           2.8891%
--------------------------------------------------------------------------------
11. Aircraft Y   729CK      $ 3,800,000      $ 2,756,670           6.0058%
--------------------------------------------------------------------------------
12. Aircraft Z   727CK      $ 2,400,000      $ 1,741,054           3.7931%
--------------------------------------------------------------------------------
13. Aircraft AA  720CK      $ 3,700,000      $ 2,684,126           5.8478%
--------------------------------------------------------------------------------
14. Aircraft AB  722CK      $ 5,400,000      $ 3,917,373           8.5346%
--------------------------------------------------------------------------------
15. Aircraft AC  723CK      $ 6,000,000      $ 4,352,636           9.4829%
--------------------------------------------------------------------------------
16. Aircraft AD  706CA      $ 2,400,000      $ 1,741,054           3.7931%
--------------------------------------------------------------------------------
        Total:              $63,272,000      $45,900,000         100.0000%
================================================================================

                                SCHEDULE 1.1 (b)

                        APPROVED FOREIGN ACCOUNT DEBTORS

                                Schedule 1.1(b)

                        Approved Foreign Account Debtors

                                     None.





Schedule 1.1(b) - Approved Foreign Account Debtors                    Lone Page

                                 SCHEDULE 1.1(c)

                        EXISTING LIENS AND EXISTING DEBT

                                 SCHEDULE 1.1(c)

                          Section 9.1(e) Existing Debt
                             and Permitted Liens (f)

                                               Principal
          Holder         Description            Balance          Liens
          ------         -----------            -------          -----
    1. Iosco County EDC  Business loan note   $  613,250    Security interest in
                         for renovation and                 airplane hangar sublease
                         expansion of airplane              and furniture, fixtures
                                                            and equipment in
                                                            the hangar

    2. GE Capital        Equipment loan        2,680,198    Security interest in
                                                            ground handling
                                                            equipment

    3. GE Capital        Aircraft loan           428,024    Aircraft mortgage on
                                                            Lear N500JS aircraft
                                                            and engines

    4. Michigan Nat'l    Equipment loan          740,048    Security interest in
       Bank                                                 ground handling
                                                            equipment

    5. Concord           Equipment loan          213,490    Security interest in
                                                            ground handling
                                                            equipment

    6. Imperial          Insurance premium       699,100    Policy claim
                         financing

    7. First Source      Aircraft loan         2,669,904    Aircraft mortgage on
                                                            DC-8 aircraft N801MG
                                                            and engines

    8. First Source      Aircraft loan         1,950,844    Aircraft mortgage on
                                                            DC-9 aircraft N112PS
                                              -----------   and engines

             Total                            $9,994,858




SCHEDULE 1.1(C) - EXISTING DEBT AND PERMITTED LIENS                    Lone Page

                                 SCHEDULE 2.14

                           EXISTING LETTERS OF CREDIT

                                 SCHEDULE 2.14

                           EXISTING LETTERS OF CREDIT

--------------------------------------------------------------------------------------
Letter of       Face                      Account
Credit No.     Amount        Issuer        Party       Beneficiary          Expires
--------------------------------------------------------------------------------------
285536     $  500,000.00   Wells Fargo    Aircargo     Air Transport        12-1-97
                                                       International
--------------------------------------------------------------------------------------
241386     $   25,000.00   Wells Fargo    Aircargo     Exxon                2-15-98
--------------------------------------------------------------------------------------
281229     $  945,000.00   Wells Fargo    Aircargo     Atlas Air Inc.        1-7-98
--------------------------------------------------------------------------------------
286204     $1,303,200.00   Wells Fargo    Kitty Hawk   Comerica Bank       11-17-98
--------------------------------------------------------------------------------------

                                  SCHEDULE 6.1

                           DEBT TO BE PAID AT CLOSING

                               SCHEDULE 6.1

                          Debt to be Paid at Closing

     All existing debt of Kitty Hawk and its Subsidiaries will be paid at closing except for current accounts payable and debt described in Section 9.1
(d), if any; the debt of Kitty Hawk and its Subsidiaries to Agent and Lenders pursuant to the Loan Documents, under Section 9.1(a); the debt of Kitty Hawk and its Subsidiaries evidenced by the Senior Notes, under Section 9.1(b); and the existing debt described in Section 9.1(e) and identified in Schedule 1.1(c).





SCHEDULE 6.1 - DEBT TO BE PAID AT CLOSING                              Lone Page

                                  SCHEDULE 7.5

                                   LITIGATION

                                  SCHEDULE 7.5

                      Litigation Reasonably Likely to Have
                            a Material Adverse Effect

                                      None.





SCHEDULE 7.5 - LITIGATION REASONABLY LIKELY TO HAVE                    Lone Page
MATERIAL ADVERSE EFFECT

                                  SCHEDULE 7.9

                                      DEBT

                                  SCHEDULE 7.9

                                 Debt at Closing

     Debt of Kitty Hawk and its Subsidiaries at closing, other than current accounts payable, will be only that described in Subsections 9.1(a),(b),(d) and (e).







SCHEDULE 7.9 - DEBT AT CLOSING                                         Lone Page

                                 SCHEDULE 7.10

                                      TAXES

                                  SCHEDULE 7.10

                                      Taxes

                                      None.







SCHEDULE 7.10 - TAXES                                                  Lone Page

                                  SCHEDULE 7.12

                                  ERISA MATTERS

                                  SCHEDULE 7.12

                                  ERISA Matters

Neither Kitty Hawk nor any of its Subsidiaries maintains or has any obligation to contribute to any defined benefit pension plan.





SCHEDULE 7.12 - ERISA MATTERS                                          Lone Page

                                  SCHEDULE 7.14

                                 CAPITALIZATION

                                  SCHEDULE 7.14

                                 Capitalization

     On the Closing Date, the number and class of the authorized Capital Stock, the par value per share, and the number of shares issued and outstanding of the Capital Stock of Kitty Hawk's Subsidiaries, are:

Kitty Hawk Aircargo, Inc.:

1,000 shares of $1 par value common stock are authorized. 1,000 shares are issued and outstanding, all of which are held by Kitty Hawk, Inc.

Kitty Hawk Leasing, Inc.:

100,000 shares of $1 par value common stock are authorized. 1,000 shares are issued and outstanding, all of which are held by Kitty Hawk, Inc.

Kitty Hawk Charters, Inc.:

10,000 shares of $1 par value common stock are authorized. 1,000 shares are issued and outstanding, all of which are held by Kitty Hawk, Inc.

Skyfreighters Corporation:

1,000,000 shares of $1 par value common stock are authorized. 1,000 shares are issued and outstanding, all of which are held by Kitty Hawk, Inc.

American International Airways, Inc.:

50,000 shares of $1 par value common stock are authorized. 25,000 shares are issued and outstanding, all of which are held by Kitty Hawk, Inc.

American International Travel, Inc.:

50,000 shares of $1 par value common stock are authorized. 1,000 shares are issued and outstanding, all of which are held by Kitty Hawk, Inc.

Flight One Logistics, Inc.:

50,000 shares of $1 par value common stock are authorized. 1,000 shares are issued and outstanding, all of which are held by Kitty Hawk, Inc.

Kalitta Flying Service, Inc.:

50,000 shares of $1 par value common stock are authorized. 25,000 shares are issued and outstanding, all of which are held by Kitty Hawk, Inc.

O.K. Turbines, Inc.:

50,000 shares of $1 par value common stock are authorized. 1,000 shares are issued and outstanding, all of which are held by Kitty Hawk, Inc.



SCHEDULE 7.14- CAPITALIZATION                                          Lone Page

                                  SCHEDULE 7.21

                               MATERIAL CONTRACTS

                                  SCHEDULE 7.21

                               Material Contracts

The Material Contracts of Kitty Hawk and its Subsidiaries are listed as items 1.1, items 2.1 through 2.3, item 4.2, and items 10.1 through 10.25 in the Index to Exhibits of Kitty Hawk's Form S-1 Registration Statement under the Securities Act of 1933, as filed with the Securities and Exchange Commission in November 1997.

A copy of that Index is attached to and incorporated into this Schedule 7.21.





SCHEDULE 7.21 - MATERIAL CONTRACTS                                     Lone Page

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                        ITEM
-------                       ----
1.1***  - Form of Underwriting Agreement.

2.1***  - Agreement and Plan of Merger, dated September 22, 1997 (the "Merger
          Agreement"), by and among Kitty Hawk and certain of its subsidiaries,
          M. Tom Christopher, AIA, AIT, FOL, KFS, OK and Conrad A. Kalitta.

2.2*** - Amendment No. 1 to the Merger Agreement, dated October 23, 1997, by and among Kitty Hawk and certain of its subsidiaries, M. Tom
          Christopher, AIA, AIT, FOL, KFS, OK and Conrad A. Kalitta.

2.3*** - Amendment No. 2 to the Merger Agreement, dated October 29 1997, by and among Kitty Hawk and certain of its subsidiaries, M. Tom
          Christopher, AIA, AIT, FOL, KFS, OK and Conrad Kalitta.

3.1 - Certificate of Incorporation of Kitty Hawk, Inc. (the "Company"), filed as an Exhibit to the Registrant's previously filed Registration
          Statement on Form S-1 (Reg. No. 33-85698) dated as of December 1994, which exhibit is incorporated herein by reference.

3.2 - Amendment No. 1 to the Certificate of Incorporation of the Company, filed as an Exhibit to the Registrant's previously filed Registration
          Statement on Form S-1 (Reg. No. 33-85698) dated as of December 1994, which exhibit is incorporated herein by reference.

3.3 - Bylaws of Kitty Hawk, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg. No.
          33-85698) dated as of October 1996, which exhibit is incorporated herein by reference.

3.4     - Amendment No. 1 to Bylaws of Kitty Hawk, filed as an Exhibit to the
          Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 33-85698) dated as of October 1996, which exhibit is incorporated herein by reference.

4.1     - Specimen Common Stock Certificate, filed as an Exhibit to the
          Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

4.2***  - Form of Stockholders' Agreement to be entered into among the Company,
          M. Tom Christopher and Conrad A. Kalitta.

5.1***  - Opinion of Haynes and Boone, LLP, regarding legality of the Common
          Stock being issued.

10.1 - Settlement Agreement dated as of August 22, 1994 by and between the Company, Aircargo, Leasing, M. Tom Christopher, American International
          Airways, Inc. and Conrad Kalitta, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 33-85698) dated as of December 1994, which exhibit is incorporated herein by reference.

10.2 - Salary Continuation Agreement dated as of June 15, 1993 by and between the Company and M. Tom Christopher, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 33-85698) dated as of December 1994, which exhibit is incorporated herein by reference.

10.3 - Split Dollar Insurance Agreement dated as of June 15, 1993 by and between the Company and James R. Craig, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 33-85698) dated as of December 1994, which exhibit is incorporated herein by reference.



EXHIBIT
NUMBER                        ITEM
-------                       ----
10.4    - Split Dollar Insurance Agreement dated as of June 15, 1993 by and between the Company and James R. Craig, filed as an Exhibit to the
          Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 33-85698) dated as of December 1994, which exhibit is incorporated herein by reference.

10.5 - Kitty Hawk, Inc. Amended and Restated Omnibus Securities Plan, dated as of September 3, 1996, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg. No.
          333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.6 - Kitty Hawk, Inc. Amended and Restated Employee Stock Purchase Plan, dated as of September 3, 1996, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg. No.
          333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.7    - Kitty Hawk, Inc. Amended and Restated Annual Incentive Compensation
          Plan, dated as of September 3, 1996, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.8    - Kitty Hawk, Inc. 401(k) Savings Plan, filed as an Exhibit to the
          Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 33-85698) dated as of December 1994, which exhibit is incorporated herein by reference.

10.9 - Employment Agreement dated as of October 27, 1994 by and between the Company and M. Tom Christopher, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 33-85698) dated as of December 1994, which exhibit is incorporated herein by reference.

10.10 - Amended and Restated Employment Agreement dated as of June 12, 1996 by and between the Company and Richard R. Wadsworth, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg. No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.11   - Amended and Restated Employment Agreement dated as of December 31,
          1995 by and between the Company and Tilmon J. Reeves, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg. No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.12   - Purchase Agreement between Federal Express Corporation and Postal Air,
          Inc. (predecessor to the Company) dated as of October 22, 1992 (the
          "FEASI Agreement"), filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg. No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.13 - Amendment No. 1 dated November 17, 1992 to the FEASI Agreement, filed as an Exhibit to the Registrant's previously filed Registration
          Statement on Form S-1 (Reg. No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.14 - Amendment No. 2 dated February 1993 to the FEASI Agreement, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg. No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.



EXHIBIT
NUMBER                        ITEM
-------                       ----
10.15   - Amendment No. 3 dated June 11, 1993 to the FEASI Agreement, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg. No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.16 - Amendment No. 4 dated May 10, 1994 to the FEASI Agreement, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg. No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.17 - Amendment No. 5 dated September 29, 1995 to the FEASI Agreement, filed as an Exhibit to the Registrant's previously filed Registration
          Statement on Form S-1 (Reg. No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

10.18 - Amendment No. 6 dated December 6, 1996 to the FEASI Agreement, filed as an Exhibit to the Company's Form 10-Q for the quarter ended
          November 30, 1996, which exhibit is incorporated herein by reference.

10.19 - Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of August 14, 1996, by and among the Company, Wells Fargo
          Bank (Texas), National Association ("WFB") and Bank One, Texas, N.A.
          ("BOT"), filed as an Exhibit to the Registrant's previously filed
          Registration Statement on Form S-1 (Reg. No. 333-8307) dated as of
          October 1996, which exhibit is incorporated herein by reference.

10.20***- Agreement, dated July 20, 1995, between American International
          Airways, Inc. and the Pilots, Co-Pilots and Flight Engineers in the service of American International Airways, Inc., as represented by The
          International Brotherhood of Teamsters - Airline Division.

10.21* - Form of Employment Agreement to be entered into by and between Conrad A. Kalitta and AIA.

10.22*  - Amended and Restated Consulting Agreement by and between Conrad A.
          Kalitta and AIA.

10.23***- First Amendment to the Credit Agreement, dated September 17, 1997, by and among the Company, WFB and BOT.

10.24* - License Agreement (the "License Agreement"), dated May 15, 1995, by and between Roadway Global Air, Inc. ("RGA") and American
          International Freight ("AIF"), a division of AIA.

10.25* - Amendment to License Agreement, dated August 14, 1997, by and between RGA and AIR

12.1*   - Statement of Computation of ratio of earnings to fixed charges.

21.1 - Subsidiaries of the Registrant, filed as an Exhibit to the Registrant's previously filed Registration Statement on Form S-1 (Reg.
          No. 333-8307) dated as of October 1996, which exhibit is incorporated herein by reference.

23.1*   - Consent of Ernst &Young LLP.

23.2*   - Consent of Deloitte & Touche LLP.

23.3    - Consent of Haynes and Boone, LLP (contained in legal opinion).

24.1*** - The power of attorney of officers and directors of the Company.

------------
  * Filed herewith.
 ** To be filed by amendment.
*** Previously filed.

                                  SCHEDULE 7.24

                                EMPLOYEE MATTERS

                                  SCHEDULE 7.24

                                Employee Matters

American International Airways, Inc. ("AIA"), one of Kitty Hawk's Subsidiaries, is subject to a collective bargaining agreement, dated July 20, 1995, with the pilots, co-pilots and flight engineers employed by AIA, who are represented by The International Brotherhood of Teamsters - Airline Division.

Neither Kitty Hawk nor any of its Subsidiaries is subject to any other collective bargaining agreement, and there is no petition for certification or union election pending with respect to any other employees of Kitty Hawk or its Subsidiaries.

Neither Kitty Hawk nor any of its Subsidiaries is subject to an employment contract with any executive officer or director except:

     1. those employment agreements by Kitty Hawk with Tom Christopher, Richard Wadsworth, and Tilmon J. Reeves that are listed as items 10.9, 10.10, and 10.11 in the Index to Exhibits (the "Index") of Kitty Hawk's Form S-1 Registration Statement under the Securities Act of 1933, as filed with the Securities and Exchange Commission in November 1997, a copy of which is attached to and incorporated into Schedule 7.21;

     2. the employment agreement by AIA with Conrad A. Kalitta that is listed as item 10.21 in the Index;

     3. certain severance and noncompetition agreements that may be effective as of the Closing Date between AIA and David Ahles, William Gray, Michael Hartley, M. Hutchinson, Douglas Kalitta, Michael Maraone, Jane Phifer, R. Pickett, Vince Puccia and Donald Schilling, in accordance with Section 7.3(a) of the Merger Agreement among Kitty Hawk, AIA and others; and

     4.   certain consulting agreements described in Schedule 9.12.



SCHEDULE 7.24 - EMPLOYEE MATTERS                                       Lone Page

                                  SCHEDULE 7.25

                                    INSURANCE

                                  SCHEDULE 7.25

                                    Insurance

Kitty Hawk and its Subsidiaries maintain the insurance coverage that is reasonably required with prudent risk management to conduct their business. That insurance is placed by The Aviation Agency, Inc., and is with coverage, deductibles, limits and insurers consistent with prior practice by Kitty Hawk.

Aviation-related aircraft casualty and liability coverage complies with the requirements of Section 8.5, as evidenced by a certificate of The Aviation Agency, Inc. that has been supplied to the Agent in connection with closing under this Agreement.




SCHEDULE 7.25 - INSURANCE                                              Lone Page

                                  SCHEDULE 9.5

                                   INVESTMENTS

                                  SCHEDULE 9.5

                                   Investments

                                      None.






SCHEDULE 9.5 - INVESTMENTS                                             Lone Page

                                  SCHEDULE 9.12

                                 CONSULTING FEES

                                  SCHEDULE 9.12

                                 Consulting Fees

Consulting fees are payable by AIA under a written consulting agreement with Conrad A. Kalitta, dated October 23, 1997, in connection with certain litigation in the United States District Court for the Northern District of California captioned American International Airways, Inc. v. GATX Capital Corporation, et al, No. C-97-0378 WHO, under which among other things a significant portion of any recovery might be paid to Mr. Kalitta;

Consulting fees are payable by Conrad A. Kalitta to Donald L. Schilling, George
W. Kelsey, Douglas A. Kalitta under written consulting agreements, each dated October 23, 1997, for services to Mr. Kalitta in connection with the Merger pursuant to the Merger Agreement. Neither Kitty Hawk nor any of its Subsidiaries has any material obligations under any of those consulting agreements.

Various members of Kitty Hawk's board of directors from time to time provide and will continue to provide professional services to Kitty Hawk and its Subsidiaries, at regular professional fees for services rendered.





SCHEDULE 9.12 - CONSULTING FEES                                        Lone Page